EXHIBIT 10.8

FOURTH AMENDED AND RESTATED
COLLATERAL AGENCY AGREEMENT

Dated as of December 15, 2009

among

WORLD OMNI LT,
as Borrower,

AUTO LEASE FINANCE LLC,
as Initial Beneficiary,

AL HOLDING CORP.,
as Closed-End Collateral Agent,

BANK OF AMERICA, N.A.,
as Deal Agent,

U.S. BANK NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

and

THE SECURED PARTIES FROM TIME TO TIME
PARTY TO THIS AGREEMENT

i	Collateral Agency Agreement

-i-	Collateral Agency Agreement

(continued)

-ii-	Collateral Agency Agreement

(continued)

-iii-	Collateral Agency Agreement

(continued)

-iv-	Collateral Agency Agreement

Exhibits

Exhibit A	-	Form of Collateral Agency Accession Agreement
Exhibit B	-	Form of Restricted Pool Condition Failure Notice
Exhibit C	-	Form of Closed-End Exchange Note
Exhibit D	-	Form of Transferee Representation Letter
Exhibit E	-	Form of Power of Attorney in favor of the Closed-End Collateral Agent Administrator
Exhibit F	-	Form of Reference Pool Reallocation Notice
Exhibit G	-	Form of Warehouse Pool Reallocation Notice
Exhibit H	-	Form of Wind-Down Pool Reallocation Notice

Appendices

Appendix A	-	Usage and Definitions

INDEX OF DEFINED TERMS

(Includes terms defined in the Collateral Agent Assignment Agreement, this Collateral Agency Agreement, the Security Agreement, the ALF LLC Agreement and the Closed-End Servicing Agreement. References in this Index of Defined Terms to Appendix A are to Appendix A to the Collateral Agency Agreement.)

$

$	Appendix A,	Page 15

A

Additional Warehouse Facilities	Appendix A, Page 15
Additional Warehouse Facility	Appendix A - page 15
Administrative Repurchase	Appendix A - page 15
Advance	Appendix A - page 15
Adverse Claim	Appendix A - page 15
Adverse Selection Criteria	Collateral Agency Agreement, Section 6.2(b) (subclause (d))
Affected Party	Appendix A - page 15
Affiliate	Appendix A - page 15
Affiliated	Appendix A, Page 15
Aggregate Loan Amount	Appendix A, Page 15
Aggregate Revolving Loan Amount	Appendix A, Page 15
Alabama Trust	Appendix A, Page 15
Alabama Trustee	Collateral Agency Agreement, Recitals
Alabama UTI Certificate	Collateral Agency Agreement, Recitals
ALF LLC	Appendix A, Page 15
ALF LLC Agreement	Appendix A, Page 15
ALF LP	Appendix A, Page 15
ALF LP Contribution Agreement	Appendix A, Page 15
ALHC	1, Appendix A, Page 15
Applicable Base Margin	Appendix A, Page 15
Applicable Law	Appendix A, Page 15
Applicable Margin	Appendix A, Page 15
Asset Pool	Appendix A, Page 15
Authorized Officer	Appendix A, Page 15
Automotive Lease Guide	Appendix A, Page 15

i	Collateral Agency Agreement

B

Bank of America	Appendix A, Page 15
Bank of America Receivables Financing Agreement	Appendix A, Page 15
Bankruptcy Code	Appendix A, Page 15
Basic Documents	Appendix A, Page 15
Beneficial Interest	Appendix A, Page 15
Board Resolution	Appendix A, Page 15
Booked Residual Value	Appendix A, Page 15
Borrower	1, Appendix A, Page 15
Borrower Novation	Collateral Agency Agreement, Recitals
Borrower Novation Agreement	Appendix A, Page 15
Borrowing Base	Appendix A, Page 15
Borrowing Base Certificate	Appendix A, Page 15
Borrowing Request	Appendix A, Page 15
Business Day	Appendix A, Page 15

C

CAA Indemnified Parties	Collateral Agency Agreement, Section 2.6(a)
CAA Indemnified Party	Collateral Agency Agreement, Section 2.6(a)
CAA Liabilities	Collateral Agency Agreement, Section 2.6(a)
Carrying Costs	Appendix A, Page 15
Certificate	Appendix A, Page 15
Certificate of Title	Appendix A, Page 7
Certificates of Title	Appendix A, Page 7
Change in Control	Appendix A, Page 15
Charged-off Lease	Appendix A, Page 15
Claim	Appendix A, Page 15
Class	Appendix A, Page 15
Closed-End Administration Agreement	Appendix A, Page 15
Closed-End Administrative Agent	Appendix A, Page 15
Closed-End Asset	Appendix A, Page 15
Closed-End Certificate	Appendix A, Page 15
Closed-End Collateral Agent	1, Appendix A, Page 15
Closed-End Collateral Agent Administrator	Appendix A, Page 15
Closed-End Collateral Specification Notice	Appendix A, Page 15
Closed-End Collateral Specified Interest	Appendix A, Page 15
Closed-End Collected Amounts	Appendix A, Page 15
Closed-End Collections	Appendix A, Page 15
Closed-End EN Collected Amounts	Appendix A, Page 15
Closed-End EN Collection Period	Appendix A, Page 15
Closed-End EN Secured Parties	Appendix A, Page 9
Closed-End EN Secured Party	Appendix A, Page 15
Closed-End Exchange Note	Collateral Agency Agreement, Section 6.1(e)
Closed-End Exchange Note Collections	Appendix A, Page 15
Closed-End Exchange Note Payment Date	Appendix A, Page 15
Closed-End Exchange Notes	Collateral Agency Agreement, Section 6.1(e)
Closed-End Lease	Appendix A, Page 15
Closed-End Obligor	Appendix A, Page 15
Closed-End Servicer	Appendix A, Page 15
Closed-End Servicing Agreement	Appendix A, Page 15
Closed-End Unit	Appendix A, Page 15
Closed-End Vehicle	Appendix A, Page 15
Closed-End Warehouse Collected Amounts	Appendix A, Page 15
Closed-End Warehouse Collections	Appendix A, Page 15
Closed-End Warehouse Facility Lease	Appendix A, Page 15
Closed-End Warehouse Facility Vehicle	Appendix A, Page 15
Closing Date	Appendix A, Page 15
Code	Appendix A, Page 15
Collateral Agency Accession Agreement	Collateral Agency Agreement, Section 2.1(b)
Collateral Agency Agreement	Appendix A, Page 15

ii	Collateral Agency Agreement

Collateral Agent Assignment Agreement	Appendix A, Page 15, Collateral Agency Agreement, Recitals
Collateral Document	Appendix A, Page 15
Collection Account	Appendix A, Page 15
Commercial Paper Note	Appendix A, Page 15
Commission	Appendix A, Page 15
Commitment	Appendix A, Page 15
Commitment Period	Appendix A, Page 15
Commitment Termination Date	Appendix A, Page 15
Commitments	Appendix A, Page 11
Company Account	Appendix A, Page 15
Company Account Agreement	Appendix A, Page 15
Company Account Bank	Appendix A, Page 15
Confidential Information	Collateral Agency Agreement, Section 11.8(b)
Contingent Liabilities	Appendix A, Page 11
Contingent Liability	Appendix A, Page 15
Corporate Trust Office	Appendix A, Page 15
Credit and Collection Policy	Appendix A, Page 15
Current Receivables Financing Agreements	Appendix A, Page 15
Current Warehouse Facilities	Appendix A, Page 15
Current Warehouse Facility	Appendix A, Page 11
Cutoff Date	Appendix A, Page 15

D

Deal Agent	Appendix A, Page 15
Dealer	Appendix A, Page 15
Dealer Agreement	Appendix A, Page 15
Dealer Recourse Right	Appendix A, Page 15
Default Notice	Appendix A, Page 15
Defaulted Receivable	Appendix A, Page 15
Delaware Statutory Trust Act	Appendix A, Page 15
Delaware Trustee	Appendix A, Page 15
Delinquent Receivable	Appendix A, Page 15
Disposition Contract	Appendix A, Page 15
Dollar	Appendix A, Page 15
Draft Account	Appendix A, Page 15
DTC	Appendix A, Page 15

E

Effective Date	Appendix A, Page 15
Effective MSRP	Appendix A, Page 15
Eligible State	Appendix A, Page 15
ERISA	Appendix A, Page 15
Eurodollar Loan	Appendix A, Page 15
Eurodollar Rate (Reserve Adjusted)	Appendix A, Page 15
Event of Bankruptcy	Appendix A, Page 15
Exchange Note Allocation Percentage	Appendix A, Page 15
Exchange Note Balance	Appendix A, Page 15
Exchange Note Collection Account	Appendix A, Page 15
Exchange Note Default	Collateral Agency Agreement, Section 8.7(a)
Exchange Note Funding	Collateral Agency Agreement, Section 6.1(d)
Exchange Note Funding Amount	Collateral Agency Agreement, Section 6.1(d)
Exchange Note Funding Date	Collateral Agency Agreement, Section 6.1(d)
Exchange Note Interest Amount	Appendix A, Page 15
Exchange Note Interest Rate	Appendix A, Page 15
Exchange Note Issuance Date	Collateral Agency Agreement, Section 6.3(c)(i)
Exchange Note Principal Payment Amount	Appendix A, Page 15
Exchange Note Reallocation Date	Collateral Agency Agreement, Section 6.2(b)(ii)
Exchange Note Redemption Date	Appendix A, Page 15
Exchange Note Redemption Price	Appendix A, Page 15
Exchange Note Register	Collateral Agency Agreement, Section 6.5(a)

iii	Collateral Agency Agreement

Exchange Note Registrar	Collateral Agency Agreement, Section 6.5(a)
Exchange Note Supplement	Collateral Agency Agreement, Section 6.1(e)
Exchange Noteholder	Appendix A, Page 15
Existing Back-Up Security Agreement	Collateral Agency Agreement, Recitals
Existing Collateral Documents	Collateral Agency Agreement, Recitals
Extension Fee	Appendix A, Page 15

F

Facility Default	Appendix A, Page 15
Facility Limit	Appendix A, Page 15
Facility Servicer Event of Default	Appendix A, Page 15
Federal Funds Rate	Appendix A, Page 15
Fees	Appendix A, Page 15
FICO Score	Appendix A, Page 15
Filing Collateral	Appendix A, Page 15
Final Scheduled Payment Date	Appendix A, Page 15
Financial Officer	Appendix A, Page 15
Fiscal Quarter	Appendix A, Page 15
Fiscal Year	Appendix A, Page 15
Fitch	Appendix A, Page 15
Force Majeure	Appendix A, Page 15

G

GAAP	Appendix A, Page 15
Governmental Authorities	Appendix A, Page 16
Governmental Authority	Appendix A, Page 15
Grant	Appendix A, Page 15

H

Hedge Contract	Appendix A, Page 15
Holder	Appendix A, Page 15
Holding Company	Appendix A, Page 15

I

Implicit Rate	Appendix A, Page 15
Indebtedness	Appendix A, Page 15
Indemnified Person	Appendix A, Page 15
Independent	Appendix A, Page 15
Information Recipients	Collateral Agency Agreement, Section 11.8(a)
Initial Beneficiary	Appendix A, Page 15
Initial Beneficiary Advance	Collateral Agency Agreement, Section 6.1(d)
Initial Beneficiary Advance Amount	Collateral Agency Agreement, Section 6.1(d)
Initial Beneficiary Advance Date	Collateral Agency Agreement, Section 6.1(d)
Initial Beneficiary Advance Notice	Collateral Agency Agreement, Section 6.1(d)
Initial Beneficiary Purchase	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Date	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Notice	Collateral Agency Agreement, Section 6.1(a)
Initial Beneficiary Purchase Price	Collateral Agency Agreement, Section 6.1(a)
Insurance Expenses	Appendix A, Page 15
Insurance Policies	Appendix A, Page 15
Insurance Proceeds	Appendix A, Page 15
Intercreditor Agreement	Appendix A, Page 15
Interest Period	Appendix A, Page 15
Intermediary Funds	Appendix A, Page 15
Investment Company Act	Appendix A, Page 15
IRS	Appendix A, Page 15

iv	Collateral Agency Agreement

J

Joinder Agreement	Appendix A, Page 15
Joint Account	Appendix A, Page 15
Joint Account Agreement	Appendix A, Page 15

L

Lease Balance	Appendix A, Page 15
Lease Files	Appendix A, Page 15
Lease Funding Account	Appendix A, Page 15
Lease Funding Account Agreement	Appendix A, Page 15
Lease Funding Account Bank	Appendix A, Page 15
Lease Number	Appendix A, Page 15
Lien	Appendix A, Page 15
Liquidation Expenses	Appendix A, Page 15
Liquidation Proceeds	Appendix A, Page 15
Liquidity Agent	Appendix A, Page 15
Liquidity Agreement	Appendix A, Page 15
Liquidity Bank	Appendix A, Page 15

M

Master Exchange Agreement	Appendix A, Page 15
Material Adverse Effect	Appendix A, Page 15
Maturity Date	Appendix A, Page 15
Merger	Appendix A, Page 15, Collateral Agency Agreement, Recitals
Merger Agreement	Appendix A, Page 15
Month End Date	Appendix A, Page 15
Monthly Reporting Date	Appendix A, Page 15
Moody’s	Appendix A, Page 15

N

Net Credit Losses	Appendix A, Page 15
Net Investment Value	Appendix A, Page 15
Net Liquidation Proceeds	Appendix A, Page 15
Notice Requirements	Appendix A, Page 15

O

Obligation	Appendix A, Page 15
Obligor	Appendix A, Page 15
Officer’s Certificate	Appendix A, Page 15
One-Month LIBOR	Appendix A, Page 15
Open-End Collateral Specification Notice	Appendix A, Page 15
Open-End Collateral Specified Interest	Appendix A, Page 15
Opinion of Counsel	Appendix A, Page 22, Appendix A, Page 15
Other Assets	Collateral Agency Agreement, Section 10.7(b)(ii)
Other Liabilities	Collateral Agency Agreement, Section 10.7(c)
Other Proceeds	Appendix A, Page 15
Outstanding	Appendix A, Page 15
Outstanding Principal Balance	Appendix A, Page 15

P

Payment Ahead	Appendix A, Page 15
Payment Date	Appendix A, Page 15
Payment Information	Appendix A, Page 15
Payoff Concession Vehicle	Appendix A, Page 15
Percentage	Appendix A, Page 15

v	Collateral Agency Agreement

Performance Guarantor	Appendix A, Page 15
Performance Guaranty	Appendix A, Page 15
Permitted Investments	Appendix A, Page 15
Permitted Lien	Appendix A, Page 15
Permitted Variance	Appendix A, Page 15
Person	Appendix A, Page 15
Plan	Appendix A, Page 15
Posted	Appendix A, Page 15
Posted Date	Appendix A, Page 15
Prepayment	Appendix A, Page 15
Prior Borrower	Collateral Agency Agreement, Recitals
Prior Collateral Agency Agreement	Collateral Agency Agreement, Recitals
Prior Receivables Financing Agreements	Collateral Agency Agreement, Recitals
Prior Security Agreement	Collateral Agency Agreement, Recitals
Prior Security Interests	Collateral Agency Agreement, Recitals
Prior Warehouse Collateral Agent	Collateral Agency Agreement, Recitals
Prior Warehouse Facilities	Collateral Agency Agreement, Recitals
Prior Warehouse Parties	Collateral Agency Agreement, Recitals
Pro Rata Share	Appendix A, Page 15
Proceeding	Appendix A, Page 15
Protected Purchaser	Collateral Agency Agreement, Section 6.6(a)

Q

QI Administrator	Appendix A, Page 15
Qualified Institution	Appendix A, Page 15
Qualified Intermediary	Appendix A, Page 15
Qualified Trust Institution	Appendix A, Page 15
Qualifying Hedge Contract	Appendix A, Page 15
Qualifying Swap Contract	Appendix A, Page 15

R

Rating Agencies	Appendix A, Page 15
Rating Agency	Appendix A, Page 26
Receipt	Appendix A, Page 15
Receipt Date	Appendix A, Page 15
Receivable	Appendix A, Page 15
Receivables Financing Agreement	Appendix A, Page 15
Receivables Financing Agreements	Appendix A, Page 26
Received	Appendix A, Page 26
Reference Pool	Collateral Agency Agreement, Section 6.2(a)
Reference Pool Reallocation Notice	Collateral Agency Agreement, Section 6.2(b)
Reference Pool Servicing Fee	Appendix A, Page 15
Registered Pledgee	Appendix A, Page 15
Regulation D	Appendix A, Page 15
Regulatory Change	Appendix A, Page 15
Released Intermediary Funds	Appendix A, Page 15
Relevant Entities	Appendix A, Page 15
Relevant Entity	Appendix A, Page 27
Relinquished Vehicle	Appendix A, Page 15
Relinquished Vehicle Proceeds	Appendix A, Page 15
Replacement Vehicle	Appendix A, Page 15
Replacement Vehicle Purchase Price	Appendix A, Page 15
Required Lease Funding Account Balance	Appendix A, Page 15
Required Remittance Date	Appendix A, Page 15
Required Secured Parties	Appendix A, Page 15
Required Warehouse Lenders	Appendix A, Page 15
Restricted Pool	Appendix A, Page 15
Restricted Pool Condition	Appendix A, Page 15
Restricted Pool Condition Failure Notice	Collateral Agency Agreement, Section 8.15
Return Date	Appendix A, Page 15

vi	Collateral Agency Agreement

Returned Vehicle	Appendix A, Page 15
Returned Vehicle Disposition	Appendix A, Page 15
Revolving Lender	Appendix A, Page 15
Revolving Lenders	Appendix A, Page 15
Revolving Pool	Appendix A, Page 15
Revolving Pool Asset	Appendix A, Page 15
Revolving Pool Collected Amounts	Appendix A, Page 15
Revolving Pool Collections	Appendix A, Page 15
Revolving Pool Excess Funds	Appendix A, Page 15
Revolving Pool Share	Appendix A, Page 15
Revolving Warehouse Facilities	Appendix A, Page 15
Revolving Warehouse Facility	Appendix A, Page 15
Revolving Warehouse Facility Agent	Appendix A, Page 15
RV Adjustment Funds	Appendix A, Page 30

S

S&P	Appendix A, Page 15
Schedule of Leases and Vehicles	Appendix A, Page 15
Scheduled Commitment Termination Date	Appendix A, Page 15
Scheduled Payment	Appendix A, Page 15
Secured Parties	Appendix A, Page 15
Secured Party	Appendix A, Page 15
Securities Act	Appendix A, Page 15
Securities Intermediary	Appendix A, Page 19
Security Agreement	1, Appendix A, Page 15
Security Deposit	Appendix A, Page 15
Series	Appendix A, Page 15
Servicer Event of Default	Appendix A, Page 15
Servicing Fee	Appendix A, Page 15
Servicing Fee Rate	Appendix A, Page 15
Specification Notice	Appendix A, Page 15
Specified Asset Titling Trust Administrator Fee	Appendix A, Page 15
Specified Assets	Appendix A, Page 15
Specified Interest	Appendix A, Page 15
Specified Parameters	Appendix A, Page 15
Standard & Poor’s	Appendix A, Page 15
State	Appendix A, Page 15
Stated Maturity Date	Appendix A, Page 15
Subordinated Interest	Appendix A, Page 35
Subsidiaries	Appendix A, Page 31
Subsidiary	Appendix A, Page 15

T

Tangible Net Worth	Appendix A, Page 15
Titling Trust	Appendix A, Page 15
Titling Trust Administrator	Appendix A, Page 15
Titling Trust Administrator Fee	Appendix A, Page 15
Titling Trust Agreement	Appendix A, Page 15
Titling Trust Assets	Appendix A, Page 15
Titling Trust Debt	Appendix A, Page 15
Titling Trust Lease	Appendix A, Page 15
Titling Trust Vehicle	Appendix A, Page 15
Titling Trustee	Appendix A, Page 15
Titling Trustee Agent	Appendix A, Page 15
Titling Trustee Fee	Appendix A, Page 15
Transfer	Collateral Agency Agreement, Section 6.5(f)(iv)
Treasury Regulations	Appendix A, Page 15
Trustee	Appendix A, Page 15
Trust-Related Obligations	Appendix A, Page 15
Turn-in Ratio	Appendix A, Page 15

vii	Collateral Agency Agreement

U

U.S. Bank	Appendix A, Page 15
U.S. Bank Trust	Appendix A, Page 15
UCC	Appendix A, Page 15
Undertaking	Appendix A, Page 15
Unmatured Warehouse Facility Termination Event	Appendix A, Page 15
Unpaid Titling Trust Debt	Appendix A, Page 15
UTI	Collateral Agency Agreement, Recitals

V

VT Inc.	Appendix A, Page 15

W

Warehouse Facilities	Appendix A, Page 15
Warehouse Facility	Appendix A, Page 15
Warehouse Facility Agent	Appendix A, Page 15, Appendix A, Page 15
Warehouse Facility Allocation Percentage	Appendix A, Page 15
Warehouse Facility Lender	Appendix A, Page 15
Warehouse Facility Lender Percentage	Appendix A, Page 15
Warehouse Facility Lenders	Appendix A, Page 15
Warehouse Facility Note	Appendix A, Page 15
Warehouse Facility Pool	Appendix A, Page 15
Warehouse Facility Pool Servicing Fee	Appendix A, Page 15
Warehouse Facility Secured Parties	Appendix A, Page , Appendix A, Page , Appendix A, Page
Warehouse Facility Secured Party	Appendix A, Page 15, Appendix A, Page 15, Appendix A, Page 15
Warehouse Facility Servicer Defaults	Appendix A, Page 15
Warehouse Facility Termination Event	Appendix A, Page 15
Warehouse Pool Reallocation Date	Collateral Agency Agreement, Section 6.2(e)
Warehouse Pool Reallocation Notice	Collateral Agency Agreement, Section 6.2(e)
Wind-Down Borrowing Base	Appendix A, Page 15
Wind-Down Date	Appendix A, Page 15
Wind-Down Event	Appendix A, Page 15
Wind-Down Lender	Appendix A, Page 15
Wind-Down Lenders	Appendix A, Page 15
Wind-Down Payment Date	Appendix A, Page 15
Wind-Down Period	Appendix A, Page 15
Wind-Down Pool	Appendix A, Page 15
Wind-Down Pool Asset	Appendix A, Page 15
Wind-Down Pool Collected Amounts	Appendix A, Page 15
Wind-Down Pool Collections	Appendix A, Page 15
Wind-Down Pool Delay Period	Appendix A, Page 15
Wind-Down Pool Share	Appendix A, Page 15
Wind-Down Warehouse Facilities	Appendix A, Page 15
Wind-Down Warehouse Facility	Appendix A, Page 15
WOLT	Appendix A, Page 15
World Omni	1, Appendix A, Page 15

viii	Collateral Agency Agreement

FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of December      , 2009, (this “Collateral Agency Agreement”), among:

(A)	WORLD OMNI LT, a Delaware statutory trust (“WOLT”), as Borrower;

(B)	AUTO LEASE FINANCE LLC, a Delaware limited liability company (“ALF LLC”), as Initial Beneficiary;

(C)	AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent on behalf of each of the Secured Parties;

(D)	BANK OF AMERICA, N.A., as Deal Agent on behalf of the Warehouse Facility Lenders and the Warehouse Facility Agents;

(E)	U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Closed-End Administrative Agent; and

(G)	THE OTHER SECURED PARTIES identified as such on the signature pages to this Collateral Agency Agreement, or that may become party to this Collateral Agency Agreement as Secured Parties pursuant to a Collateral Agency Accession Agreement.

BACKGROUND

1.             PRIOR WAREHOUSE FACILITIES. Pursuant to two separate Receivables Financing Agreements (together, the “Prior Receivables Financing Agreements”), Auto Lease Finance L.P., a Delaware limited partnership (“ALF LP”), as borrower, entered into revolving warehouse financing arrangements (the “Prior Warehouse Facilities”) with Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and various lenders, administrators and agents (collectively, the “Prior Warehouse Parties”), pursuant to which certain specified lenders agreed to make advances to ALF LP from time to time.

2.             COLLATERAL FOR THE PRIOR WAREHOUSE FACILITIES. As of September 10, 2004, in connection with the Prior Warehouse Facilities:

(A)	ALF LP, as borrower (the “Prior Borrower”), Bank of America, N.A., as collateral agent on behalf of the Prior Warehouse Parties (the “Prior Warehouse Collateral Agent”), and certain within-named “Secured Parties” entered into the Second Amended and Restated Collateral Agency Agreement (the “Prior Collateral Agency Agreement”);

(B)	the Prior Borrower and the Prior Warehouse Collateral Agent entered into the Second Amended and Restated Pledge and Security Agreement (the “Prior Security Agreement”); and

(C)	World Omni Financial Corp. (“World Omni”), ALF LP, VT Inc., as trustee (the “Alabama Trustee”) of World Omni LT, an Alabama trust (the “Alabama Trust”), and the Prior Warehouse Collateral Agent entered into the Amended and Restated Backup Security Agreement (the “Prior Back-Up Security Agreement” and, together with the Existing Collateral Agency Agreement and the Existing Security Agreement, the “Prior Collateral Documents”).

Collateral Agency Agreement

Under the Prior Collateral Documents, among other things, the Prior Warehouse Collateral Agent was granted a security interest by (i) ALF LP in the certificate (the “Alabama UTI Certificate”) representing the entire beneficial interest in the “Undivided Trust Interest” (the “UTI”) of the Alabama Trust and (ii) each of World Omni, ALF LP and WOLT in certain assets, including motor vehicle leases and related leased vehicles from time to time allocated to the UTI (the security interests described in the foregoing clauses (i) and (ii), collectively, the “Prior Security Interests”). The Prior Security Interests were granted to secure ALF LP’s obligations as borrower under the Prior Warehouse Facilities.

3.             TITLING TRUST MIGRATION. Each of the following occurred simultaneously on July 16, 2008 (the “Migration Date”):

(A)	Titling Trust Merger. The Alabama Trust merged with and into WOLT with WOLT surviving (the “Merger”) pursuant to the Merger Agreement. In connection with the Merger, ALF LP delivered the Alabama UTI Certificate to the trustee of the Alabama Trust for cancellation. In consideration for ALF LP’s delivery of the Alabama UTI Certificate, WOLT issued to ALF LP the “Closed-End Certificate,” representing the entire beneficial interest in the series of WOLT designated as the “Closed-End Collateral Specified Interest.”

(B)	Novation of Borrower Rights and Obligations by ALF LP to WOLT. Pursuant to the Novation Agreement, dated as of July 16, 2008 (the “Borrower Novation Agreement”), ALF LP transferred to WOLT, by novation (such transfer, the “Borrower Novation”), all of ALF LP’s rights and obligations, as the “Borrower” and otherwise, under and in connection with the Prior Warehouse Facilities, including all of ALF LP’s rights and obligations under the Prior Collateral Agency Agreement and the Prior Security Agreement. The Borrower Novation also contains an acknowledgment by WOLT of the continued existence of the Prior Security Interests, as such security interests may be released or otherwise modified in the manner described below.

(C)	Contribution of World Omni’s partnership interest in ALF LP to ALF LLC. World Omni, as owner of 99.9% of the limited partnership interest in ALF LP and the sole limited partner of ALF LP, contributed all of its right, title and interest in ALF LP to Auto Lease Finance LLC (“ALF LLC”) pursuant to a contribution agreement.

(D)	Dissolution of ALF LP. ALF LP was dissolved and ALF LLC thereby succeeded to the ownership of all of the property of ALF LP, including ALF LP’s ownership interest in WOLT.

(E)	Assignment of Collateral Agent Rights by Bank of America to ALHC. Pursuant to the Collateral Agent Assignment Agreement, dated as of July 16, 2008 (the “Collateral Agent Assignment Agreement”), between Bank of America, as assignor, and ALHC, as assignee, the Prior Warehouse Collateral Agent assigned to the Closed-End Collateral Agent certain of the property and rights held by the Prior Warehouse Collateral Agent under the Prior Collateral Documents. Any remaining rights and obligations of the Prior Warehouse Collateral Agent continued to inure to Bank of America following such assignment in its capacity as the Deal Agent under the Third Amended and Restated Collateral Agency Agreement dated as of July 16, 2008 (as amended from time to time prior to the date hereof, the “Existing Collateral Agency Agreement”) and the other Basic Documents (as such rights and obligations may be modified therein).

2	Collateral Agency Agreement

(F)	Modification of Prior Security Interests. Pursuant to the Security Agreement (described below):

(i)	the Prior Warehouse Collateral Agent released (A) the security interest granted by ALF LP under the Prior Security Agreement (including the Prior Warehouse Collateral Agent’s security interest in the Alabama UTI Certificate) and (B) the security interests granted by World Omni and ALF LP under the Prior Back-Up Security Agreement; and

(ii)	WOLT, as Borrower, granted to ALHC, as Closed-End Collateral Agent, a security interest in all Closed-End Leases and Closed-End Vehicles allocated to the Closed-End Collateral Specified Interest, together with certain related rights and assets, to secure the Borrower’s obligations under the Warehouse Facilities and certain other Secured Obligations.

(G)	Amendment and Restatement of Existing Documents; Other Documents. In order to, among other things, further evidence the foregoing transactions and intentions, the parties amended and restated the Prior Collateral Documents and the Prior Receivables Financing Agreements, and entered into certain other agreements.

4.             CLOSED-END EXCHANGE NOTES. On November 12, 2009, ALF LLC purchased from the lenders under the Prior Warehouse Facilities all of the outstanding Advances made by such lenders thereunder. Concurrently therewith, ALF LLC made an advance to WOLT. In consideration for such advance and for the transfer to WOLT of the acquired Advances, WOLT issued to ALF LLC a Closed-End Exchange Note backed by assets allocated to a Reference Pool. It is intended that (A) ALF LLC will have the right, subject to certain conditions and limitations set forth herein, (i) to purchase from the Warehouse Facility Lenders ratable portions of the Advances made by such lenders under the respective Warehouse Facilities and (ii) to make Initial Beneficiary Advances to the Borrower and (B) in connection with any such purchase or Initial Beneficiary Advance, ALF LLC will have the right to exchange the acquired Advances and/or Initial Beneficiary Advances for Closed-End Exchange Notes issued by the Titling Trust and backed primarily by assets designated (subject to certain conditions) by ALF LLC and allocated to a separate Reference Pool.

5.             Following the purchase of the outstanding Advances made under the Prior Warehouse Facilities, the Prior Warehouse Facility Parties terminated the Prior Receivables Financing Agreements effective as of November 12, 2009. WOLT, as Borrower, ALF LLC, as Initial Beneficiary, and World Omni, as Closed-End Servicer, intend to establish new Warehouse Facilities pursuant to new Receivables Financing Agreements to be entered into on and after the date hereof.

6.             PURPOSE OF THE COLLATERAL DOCUMENTS. The Collateral Documents are intended to secure the Borrower’s obligations under the Warehouse Facilities, the Closed-End Exchange Notes and certain other Secured Obligations, and this Collateral Agency Agreement is intended to provide a mechanism for the enforcement of the rights of the Closed-End Collateral Agent under the Collateral Documents and the performance of the incidental actions.

7.             AMENDMENT. The parties hereto now wish to amend and restate the Existing Collateral Agency Agreement in its entirety as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Existing Collateral Agency Agreement is hereby amended and restated to read in its entirety as set forth herein.

3	Collateral Agency Agreement

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1            Usage and Definitions.

Capitalized terms used but not otherwise defined in this Collateral Agency Agreement or in Appendix 1 to any Exchange Note Supplement delivered pursuant to this Collateral Agency Agreement have the meanings assigned to such terms under Appendix A to this Collateral Agency Agreement. Appendix A also contains rules as to usage that are applicable to this Collateral Agency Agreement.

ARTICLE II
AGREEMENTS WITH THE DEAL AGENT AND THE CLOSED-END COLLATERAL AGENT

Section 2.1            Collateral Documents and Warehouse Facilities.

(a)            On or prior to the Closing Date:

(i)  The Borrower and the Closed-End Collateral Agent shall have executed and delivered the security agreement;

(ii)  The Borrower shall deliver to the Closed-End Collateral Agent, the Deal Agent, each Warehouse Facility Lender and each Warehouse Facility Agent a true and complete copy of the Receivables Financing Agreement relating to each Warehouse Facility in effect on the Closing Date; and

(iii)  The Closed-End Collateral Agent, the Deal Agent, each Warehouse Facility Lender and each Warehouse Facility Agent shall acknowledge receipt of the Receivables Financing Agreements delivered pursuant to clause (ii), above.

(b)           From time to time after the Closing Date, the Borrower may, by notice to the Closed-End Collateral Agent and the Deal Agent, designate Additional Warehouse Facilities, and upon such designation, the Warehouse Facility Lenders thereunder shall become Warehouse Facility Secured Parties entitled to the ratable benefits afforded to the Warehouse Facility Lenders under this Collateral Agency Agreement; provided, however, that, no such designation shall be effective until such time as the Warehouse Facility Secured Parties under the prospective Additional Warehouse Facility, the Closed-End Collateral Agent, the Deal Agent and the Borrower execute an accession agreement in substantially the form set forth in Exhibit A (each, a “Collateral Agency Accession Agreement”) and deliver executed counterparts thereof to the Closed-End Collateral Agent, the Deal Agent and each other Warehouse Facility Secured Party; and provided, further, however, that, no such designation shall be effective:

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(i)  unless each Warehouse Facility Secured Party shall have received, at least five Business Days prior to the execution of the applicable Collateral Agency Accession Agreement:

(1)  notice of the proposed Additional Warehouse Facility; and

(2)  a pro forma Borrowing Base Certificate demonstrating that, immediately after giving effect to the borrowing of all amounts to be borrowed as of the date of such designation pursuant to such Additional Warehouse Facility and to the application of such funds, and to such designation, the Aggregate Loan Amount would not exceed the maximum amount permitted by any then-outstanding Warehouse Facility;

(ii)  if any Warehouse Facility Secured Party shall have notified the Deal Agent and Borrower prior to the end of such five Business Day period that such designation would contravene the provisions of any then-existing Warehouse Facility; or

(iii)  if, prior to delivery of the notice of such designation, any Default Notice shall have been delivered to the Closed-End Collateral Agent and shall not have been rescinded.

By executing and delivering any Collateral Agency Accession Agreement, the Borrower will be deemed to have represented and warranted to the Closed-End Collateral Agent and each existing Warehouse Facility Secured Party that the conditions described above are satisfied in connection with the additional Advances that are the subject of such Collateral Agency Accession Agreement.

(c)            The Borrower agrees to deliver to the Closed-End Collateral Agent, the Deal Agent and each Warehouse Facility Lender (or the applicable Warehouse Facility Agent on its behalf) and each Warehouse Facility Agent, promptly upon the execution thereof:

(i)  a copy of the Receivables Financing Agreement relating to each Warehouse Facility; and

(ii)  all amendments, modifications or supplements to any of the Collateral Documents or the Receivables Financing Agreements (including Receivables Financing Agreements relating to any Additional Warehouse Facilities).

Section 2.2             Information to Warehouse Facility Secured Parties.

The Borrower and/or each Warehouse Facility Secured Party (or the Deal Agent on its behalf) shall deliver to the Closed-End Collateral Agent from time to time, upon reasonable request of the Closed-End Administrative Agent or the Closed-End Collateral Agent to the Borrower or such

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Warehouse Facility Secured Party, an Officer’s Certificate, setting forth for each Warehouse Facility to which the Borrower and such Secured Party are parties:

(i)  the aggregate principal amount of the Advances outstanding thereunder;

(ii)  the accrued and unpaid interest thereunder (and the portion thereof which constitutes Subordinated Interest);

(iii)  the accrued and unpaid facility, non-use and commitment fees thereunder, if any;

(iv)  any other amounts outstanding thereunder; and

(v)  such other non-confidential information regarding such Warehouse Facility as the Closed-End Administrative Agent or the Closed-End Collateral Agent may reasonably request.

Unless otherwise specified in this Collateral Agency Agreement and unless otherwise specified by such Warehouse Facility Secured Party, the Closed-End Administrative Agent or the Closed-End Collateral Agent each may for all purposes of this Collateral Agency Agreement rely on such Officer’s Certificates delivered by the Borrower or such Secured Party (or the Deal Agent on its behalf) unless the Closed-End Collateral Agent or the Closed-End Administrative Agent shall have actual knowledge of an inaccuracy and may request an Officer’s Certificate as a condition to taking any action at the direction of the Required Secured Parties.

Section 2.3            Compensation and Expenses.

(a)            Closed-End Collateral Agent. The Borrower, or the Titling Trust Administrator on behalf of the Borrower, will pay the Closed-End Collateral Agent, any successor Closed-End Collateral Agent, co-Closed-End Collateral Agent or separate Closed-End Collateral Agent appointed hereunder, from time to time, as compensation for its services under this Collateral Agency Agreement, such fees as have been separately agreed upon from time to time between the Borrower and the Closed-End Collateral Agent, any successor Closed-End Collateral Agent, co-Closed-End Collateral Agent or separate Closed-End Collateral Agent appointed hereunder, from time to time, as applicable. The Borrower, or the Titling Trust Administrator on behalf of the Borrower, will reimburse the Closed-End Collateral Agent, any successor Closed-End Collateral Agent, co-Closed-End Collateral Agent or separate Closed-End Collateral Agent appointed hereunder, from time to time for all reasonable out-of-pocket expenses incurred by such party, including costs of collection and the reasonable compensation, expenses and disbursements of its agents, counsel and accountants, but excluding any expenses incurred by the Closed-End Collateral Agent, any successor Closed-End Collateral Agent, co-Closed-End Collateral Agent or separate Closed-End Collateral Agent appointed hereunder, from time to time through its own willful misconduct, negligence or bad faith. The obligations of the Borrower to the Closed-End Collateral Agent pursuant to this Section 2.3(a) will survive the termination of this Collateral Agency

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Agreement. Any expenses incurred by the Closed-End Collateral Agent after the occurrence of an Event of Bankruptcy are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency or similar law.

(b)           Closed-End Administrative Agent. The Borrower, or the Titling Trust Administrator on behalf of the Borrower, will pay the Closed-End Administrative Agent, as compensation for its services under this Collateral Agency Agreement, such fees as have been separately agreed upon from time to time between the Borrower and the Closed-End Administrative Agent. The Borrower, or the Titling Trust Administrator on behalf of the Borrower, will reimburse the Closed-End Administrative Agent from time to time for all reasonable out-of-pocket expenses incurred by the Closed-End Administrative Agent, including costs of collection and the reasonable compensation, expenses and disbursements of its agents, counsel and accountants, but excluding any expenses incurred by the Closed-End Administrative Agent through its own willful misconduct, negligence or bad faith. The obligations of the Borrower to the Closed-End Collateral Agent pursuant to this Section 2.3(b) will survive the termination of this Collateral Agency Agreement. Any expenses incurred by the Closed-End Administrative Agent after the occurrence of an Event of Bankruptcy are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency or similar law.

(c)            Deal Agent. The Borrower, or the Titling Trust Administrator on behalf of the Borrower, shall pay to the Deal Agent and any successor Deal Agent appointed hereunder, from time to time, within ten days after demand, (i) reasonable compensation for its services hereunder and under the Collateral Documents and for administering the Collateral and (ii) all reasonable fees and out-of-pocket expenses of the Deal Agent or any such successor Deal Agent (including the reasonable fees and disbursements of its counsel and such special counsel as the Deal Agent elects to retain), (A) arising in connection with the preparation, execution, delivery, modification and/or termination of this Collateral Agency Agreement and each Collateral Document and/or the enforcement of any of the provisions hereof or thereof or (B) incurred in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to any Collateral Document and/or the preservation, protection or defense of the Deal Agent’s, or any such successor Deal Agent’s, rights under the Collateral Documents, this Collateral Agency Agreement and in and to the Collateral.

Section 2.4            Stamp and Other Similar Taxes.

The Borrower shall indemnify and hold harmless the Closed-End Collateral Agent, the Deal Agent and each Secured Party from any present or future claim for liability for any stamp or other similar tax, and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Collateral Agency Agreement, any Collateral Document or any Collateral.

Section 2.5            Filing Fees, Excise Taxes, Etc.

The Borrower (or the Titling Trust Administrator, on behalf of the Borrower, to the extent permitted under the Titling Trust Agreement) shall pay, or reimburse the Closed-End Collateral Agent, the Deal Agent and each Secured Party for any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this

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Collateral Agency Agreement and/or any Collateral Document. For the avoidance of doubt, notwithstanding the immediately preceding sentence, and without limiting the generality of any other provision in this Collateral Agency Agreement or any other Basic Document that limits the recourse of the Titling Trustee or the Delaware Trustee with respect to the obligations of the Borrower, neither the Titling Trustee nor the Delaware Trustee shall be responsible for the payment (or for making any arrangements with respect to the payment) on behalf of the Borrower, of any fees or other amounts pursuant to this Section 2.5.

Section 2.6            Indemnification of Deal Agent and Warehouse Facility Secured Parties.

(a)            The Borrower shall pay, and indemnify and hold the Closed-End Collateral Agent, the Closed-End Administrative Agent, Deal Agent, each Warehouse Facility Secured Party, each agent, affiliate or employee of any of the foregoing and each director and officer of the Closed-End Administrative Agent (all of the foregoing, collectively, the “CAA Indemnified Parties” and each a “CAA Indemnified Party”) harmless from and against, any and all liabilities, obligations, losses, damages, claims, costs or expenses (collectively, “CAA Liabilities”) of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, any CAA Indemnified Party in any way relating to or arising out of the execution, delivery, enforcement, performance and/or administration of this Collateral Agency Agreement (including under Section 3.1, in the case of any Warehouse Facility Secured Party), including reasonable attorneys’ fees and expenses; provided, however, that, the Borrower shall not be liable for the payment of any portion of the CAA Liabilities of any CAA Indemnified Party or that are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the gross negligence or willful misconduct of the Person seeking indemnity.

(b)            In any suit, proceeding or action brought by the Closed-End Collateral Agent or the Closed-End Administrative Agent under or with respect to the Collateral Documents for any sum owing thereunder or to enforce any provisions thereof, Borrower shall indemnify and hold the Closed-End Collateral Agent, the Closed-End Administrative Agent and each Warehouse Facility Secured Party harmless from and against all CAA Liabilities suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless such expense, loss or damage is caused by the gross negligence or willful misconduct of the Closed-End Collateral Agent or any Warehouse Facility Secured Party), arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against the Closed-End Collateral Agent or any Warehouse Facility Secured Party.

Section 2.7            Further Assurances.

At any time and from time to time, upon the written request of the Closed-End Collateral Agent or the Deal Agent and at the expense of the Borrower, the Borrower shall promptly execute and deliver any and all such further instruments and documents and take such further action as the Closed-End Collateral Agent, the Deal Agent or the Required Secured Parties reasonably deem necessary or desirable in obtaining the full benefits of this Collateral Agency Agreement and the Collateral Documents and the rights and powers herein and therein granted, including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the security interests granted by the

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Collateral Documents; provided, however, that, nothing in this Section 2.7 shall be deemed to impose any obligation on either the Closed-End Collateral Agent or the Deal Agent to take any discretionary action without first receiving the written direction of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) and without first being reasonably satisfied that it is or will be duly indemnified by the Borrower for any loss or damage caused by, or in connection with, the Closed-End Collateral Agent or the Deal Agent taking such action (except, as to the Deal Agent, in the case of any loss or damage caused by the Deal Agent’s own gross negligence or willful misconduct). The Borrower also hereby authorizes the Closed-End Collateral Agent and the Deal Agent to file any such financing or continuation statement, to the extent permitted by applicable law. In the event that the Closed-End Collateral Agent or the Deal Agent makes any such filing, such person agrees to advise the Borrower in writing of such filing.

Section 2.8            Direction to Closed-End Collateral Agent and Closed-End Administrative Agent.

(a)            Unless otherwise provided in this Collateral Agency Agreement, from time to time the Required Secured Parties (or, if and to the extent, but solely to the extent, that the Required Secured Parties are comprised of Warehouse Facility Lenders, the Deal Agent on behalf of such Warehouse Facility Lenders) may (i) direct the Closed-End Collateral Agent or the Closed-End Administrative Agent to take any action or refrain from taking any action that the Closed-End Collateral Agent or the Closed-End Administrative Agent, as the case may be, is permitted to take under this Collateral Agency Agreement or under the Security Agreement. Any such direction from the Required Secured Parties (or, to the extent specified immediately preceding sentence, the Deal Agent on behalf of thereof) shall be evidenced by the delivery of a certificate signed by (or, in the case of a Warehouse Facility Secured Party, by the Deal Agent on behalf of) each of the Secured Parties comprising the Required Secured Parties to the Closed-End Collateral Agent or the Closed-End Administrative Agent, as the case may be (with copies to the other Warehouse Facility Secured Parties in the case of a direction provided by the Required Warehouse Lenders or the Deal Agent). Each such certificate shall contain (x) if applicable, a certification to the effect that the parties delivering such certificate constitute, collectively, the Required Secured Parties and (y) a reasonably detailed description of the action such Secured Parties are directing the Closed-End Collateral Agent or the Closed-End Administrative Agent, as the case may be, to take or refrain from taking. Any such certificate shall be delivered to the Closed-End Collateral Agent or the Closed-End Administrative Agent, as the case may be, and each of the other Persons entitled to receive such notice pursuant to the immediately preceding sentence, in each case reasonably in advance of (but, in no event, less than two Business Days prior to) the date on which the applicable action or inaction is sought.

(b)           Direction may be given pursuant to this Section 2.8 to take one or more actions in preparation for a specified action to be taken under this Collateral Agency Agreement or under the Security Agreement, even though, at the time that such direction is given, the Closed-End Collateral Agent or the Closed-End Administrative Agent, as the case may be, is not yet entitled to take such specified action, so long as such direction is given in accordance with the procedures set forth in Section 2.8(a). Notwithstanding the foregoing, no direction may be given pursuant to this Section 2.8 (whether in preparation for another action or otherwise) if the action proposed to be taken would be prohibited, as of the date that such action is proposed to be taken, by the terms of this Collateral Agency Agreement, the Security Agreement or any other Basic Document to which the Person or Persons giving such instruction are party.

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Section 2.9            Audits of Collateral.

The Closed-End Servicer, the Borrower, the Closed-End Administrative Agent and the Closed-End Collateral Agent shall permit and facilitate audits of the Receivables and the related Closed-End Leases and Closed-End Vehicles, the Collateral and the Borrower by the Deal Agent or its respective designees (including certified public accountants or other auditors designated by the Closed-End Collateral Agent) at least once during any Fiscal Year and, if the Deal Agent shall request, a second time during any Fiscal Year and, during the pendency of a Warehouse Facility Termination Event or any Unmatured Warehouse Facility Termination Event of the types listed in clauses (a), (b), (e) or (g) of the definition thereof, of each Warehouse Facility as often as the Deal Agent shall request; provided, however, that:

(i)  the Deal Agent shall consult with the Warehouse Facility Agents prior to undertaking any such audit and shall act in accordance with the written instructions of the Required Warehouse Lenders;

(ii)  the Deal Agent shall provide to each Warehouse Facility Secured Party, any audit report prepared in connection with such audit (and shall provide access to any audit work papers prepared in connection therewith), subject to appropriate confidentiality undertakings by the Warehouse Facility Secured Parties with respect to such information; and

(iii)  the Borrower shall only pay the expenses incurred by the Deal Agent in connection with one such audit during each Fiscal Year.

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ARTICLE III
THE DEAL AGENT

Section 3.1            Appointment.

(a)            Each Warehouse Facility Secured Party hereby appoints Bank of America as the Deal Agent for the Warehouse Facility Secured Parties under and for purposes of this Collateral Agency Agreement, each Collateral Document and Section 4.5 of the Titling Trust Agreement and designates Bank of America, in its capacity as Deal Agent, as its “Representative Party” for purposes of Section 3.3 of the Intercreditor Agreement. Each Warehouse Facility Secured Party authorizes the Deal Agent to act on behalf of such Warehouse Facility Secured Party under this Collateral Agency Agreement, each Collateral Document and the Titling Trust Agreement, and, in the absence of other written instructions from the Required Warehouse Lenders received from time to time by the Deal Agent (with respect to which the Deal Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Deal Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. To facilitate the carrying out of the Closed-End Collateral Agent’s duties under this Collateral Agency Agreement, each Warehouse Facility Lender and Warehouse Facility Agent hereby appoints the Deal Agent as its agent and representative to act on its behalf in relation to the Closed-End Collateral Agent and the Closed-End Administrative Agent under this Collateral Agency Agreement, each Collateral Document and the Titling Trust Agreement. The Deal Agent hereby accepts such appointment. Each Warehouse Facility Lender hereby indemnifies (which indemnity shall survive any termination of this Collateral Agency Agreement, any Collateral Document or the Titling Trust Agreement) the Deal Agent and each of its employees and agents, pro rata according to such Warehouse Facility Lender’s Warehouse Facility Lender Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, the Deal Agent or any employee or agent thereof in any way relating to or arising out of the execution, delivery, enforcement, performance and/or administration of this Collateral Agency Agreement, including reasonable attorneys’ fees and expenses, and as to which the Deal Agent or such agent is not reimbursed by the Borrower; provided, however, that, no Warehouse Facility Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses of the Deal Agent or any agent thereof that are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the gross negligence or willful misconduct of the Person seeking indemnity. Each Warehouse Facility Lender agrees to make payment of such amounts upon demand. The Deal Agent shall not be required to take any action under this Collateral Agency Agreement, or to prosecute or defend any suit in respect of this Collateral Agency Agreement, unless it is indemnified under this Collateral Agency Agreement to its reasonable satisfaction. If any indemnity in favor of the Deal Agent shall be or become, in the Deal Agent’s reasonable determination, inadequate, the Deal Agent may call for additional indemnification from the Warehouse Facility Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

(b)           Without limiting the foregoing, and, in addition to the other duties specifically assigned to the Deal Agent under this Collateral Agency Agreement, the Deal Agent agrees to, on behalf of each Warehouse Facility Secured Party, (i) receive the notices and other documents to be delivered by the Borrower in connection with the designation of an Additional Warehouse Facility pursuant to Section 2.1; (ii) deliver the Officer’s Certificate or other information required to be delivered to the Closed-End Collateral Agent pursuant to Section 2.2 to the extent that the Deal Agent receives the

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same from the Warehouse Facility Secured Parties; (iii) receive payments from the Closed-End Collateral Agent pursuant to Article X; (iv) deliver any Default Notices to the Closed-End Collateral Agent and/or the Closed-End Administrative Agent, as required pursuant to Article VIII; (v) receive notice of resignation from the Closed-End Collateral Agent or the Closed-End Administrative Agent, (vii) provide reasonable assistance to the other Secured Parties in appointing a replacement Closed-End Collateral Agent and/or replacement Closed-End Administrative Agent, pursuant to Section 4.7 and/or Section 8.6, respectively, and (ix) act on behalf of Warehouse Facility Secured Parties in delivering any consents of the Warehouse Facility Secured Parties that may be required under this Collateral Agency Agreement as a condition to the effectiveness of the resignation of the Closed-End Administrative Agent and the Closed-End Collateral Agent.

(c)            Each Warehouse Facility Lender and each Warehouse Facility Agent acknowledges, confirms and agrees to the designation of, and hereby appoints, the Deal Agent as its “Designated Notice Recipient” for purposes of the Titling Trust Agreement, as set forth in Schedule C to such agreement.

Section 3.2            Representations.

The Deal Agent hereby represents and warrants that (i) it is a national banking association duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Collateral Agency Agreement and each Collateral Document executed on or prior to the Closing Date, (ii) the execution, delivery and performance by it of this Collateral Agency Agreement has been duly authorized by all necessary corporate action on its part and (iii) this Collateral Agency Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

Section 3.3            Exculpatory Provisions.

(a)            The Deal Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in this Collateral Agency Agreement, unless specifically made by the Deal Agent. The Deal Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Borrower thereto or as to the security afforded by the Collateral Documents or this Collateral Agency Agreement, or as to the validity, execution (except its own execution), enforceability, priority, perfection, legality or sufficiency of this Collateral Agency Agreement, any Collateral Document or any other Basic Document, and the Deal Agent shall incur no liability or responsibility in respect of any such matters. The Deal Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or for perfecting or maintaining the perfection of its security interest in the Collateral or otherwise as to the maintenance of the Collateral.

(b)           The Deal Agent shall not be required to ascertain or inquire as to the performance by any Relevant Entity of any of the covenants or agreements contained in this Collateral Agency Agreement, in any Collateral Document or in any Receivables Financing Agreement.

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(c)            The Deal Agent shall not be liable for any action taken or omitted to be taken by it in accordance with this Collateral Agency Agreement except for its own gross negligence or willful misconduct.

(d)           Any reference herein to actual knowledge of the Deal Agent shall mean actual knowledge of an officer of the Deal Agent assigned to and working in its Global Structured Finance Unit or such other department as the Deal Agent may designate from time to time.

Section 3.4            Reliance by Deal Agent.

(a)            Whenever in the administration of this Collateral Agency Agreement the Deal Agent shall deem it necessary or desirable that a matter with respect to the Borrower be proved or established in connection with the taking, suffering or omitting of any action hereunder by the Deal Agent, unless otherwise specifically provided in this Collateral Agency Agreement, such matter (unless other evidence in respect of such matter be specifically prescribed in this Collateral Agency Agreement) may be deemed to be conclusively provided or established by an Officer’s Certificate of the Borrower delivered to the Deal Agent (a copy of which Officer’s Certificate the Borrower shall deliver to each Warehouse Facility Secured Party), and such Officer’s Certificate may be conclusively relied upon by the Deal Agent and shall constitute a full warranty to the Deal Agent for any action taken, suffered or omitted in reliance thereon unless (i) the Deal Agent shall have actual knowledge of an inaccuracy therein or (ii) any Warehouse Facility Secured Party shall provide contrary information in writing to the Deal Agent with respect to such matter, in which case, unless such Warehouse Facility Secured Party and the Borrower can reach agreement on such issue within a period of ten Business Days from the time an Officer’s Certificate is submitted, the Deal Agent shall appoint an independent arbitrator (who shall be acceptable to the Borrower and such Warehouse Facility Secured Parties, and whose fees and/or expenses shall be paid by Borrower) to resolve the dispute; provided, however, that, the Deal Agent shall have no responsibility to take any action until such matter is resolved.

(b)           The Deal Agent may consult with independent counsel, and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Deal Agent hereunder in accordance therewith unless the Deal Agent shall have actual knowledge of a reason to question the validity of such opinion. The Deal Agent shall have the right at any time to seek instructions from any court of competent jurisdiction concerning the exercise of any rights that the Deal Agent may be deemed to have with respect to the administration of the Collateral.

(c)            The Deal Agent may rely and shall be fully protected in acting upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it believes in good faith to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, facsimiles and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Deal Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Deal Agent.

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Section 3.5            Limitations on Duties of the Deal Agent.

(a)            The Deal Agent undertakes to perform only the duties expressly set forth herein.

(b)           The Deal Agent may exercise the rights and powers granted to it by this Collateral Agency Agreement and the Collateral Documents, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Collateral Agency Agreement, and the Deal Agent shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Required Warehouse Lenders.

(c)            Except as herein otherwise expressly provided, the Deal Agent shall not be under any obligation to take any action that is discretionary on the part of the Deal Agent under the provisions hereof or under any Collateral Document except upon the written request of the Required Secured Parties) pursuant to this Collateral Agency Agreement. The Deal Agent shall make available for inspection and copying by each Warehouse Facility Secured Party each certificate or other paper furnished to the Deal Agent by the Borrower or any Warehouse Facility Secured Party, under or in respect of this Collateral Agency Agreement, any Collateral Document or any of the Collateral.

(d)           The Deal Agent shall not be liable for any error of judgment made in good faith by an officer thereof, unless it shall be proved that the Deal Agent was grossly negligent or engaged in willful misconduct in ascertaining the pertinent facts.

(e)            Unless otherwise provided herein, the Deal Agent may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Deal Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(f)            The Deal Agent shall not be deemed to have notice of any event of default under any Warehouse Facility or Closed-End Exchange Note unless and until any Secured Party or the Borrower has given it written notice thereof.

Section 3.6            Resignation and Removal of Deal Agent.

(a)            The  Deal Agent may, at any time with or without cause by giving 60 days’ prior written notice to the Borrower, the Closed-End Servicer and the Warehouse Facility Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Deal Agent by the affirmative vote of the Required Warehouse Lenders, with the consent of the Borrower (so long as no Warehouse Facility Termination Event has occurred and is continuing), which consent shall not be unreasonably withheld, delayed or conditioned, and the acceptance of such appointment by such successor Deal Agent. The Deal Agent may be removed at any time (with cause) and a successor Deal Agent appointed by the affirmative vote of the Required Warehouse Lenders, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of the Borrower, which consent will not be unreasonably withheld, delayed or

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conditioned, provided, however, that, the Deal Agent shall be entitled to its reasonable fees and expenses to the date of removal. If no successor Deal Agent shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation or within 60 days from the date of such vote for removal, the Deal Agent, the Borrower or any Warehouse Facility Secured Party may apply to any court of competent jurisdiction to appoint a successor Deal Agent to act until such time, if any, as a successor Deal Agent shall have been appointed as above provided. Any successor Deal Agent so appointed by such court shall immediately and without further act supersede any predecessor Deal Agent.

(b)            If at any time the Deal Agent shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Deal Agent for any other cause, a successor Deal Agent shall be appointed by the Required Warehouse Lenders, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of Borrower, which consent will not be unreasonably withheld, delayed or conditioned, and the powers, duties, authority and title of the predecessor Deal Agent shall be terminated and cancelled without procuring the resignation of such predecessor Deal Agent, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Deal Agent in writing, duly acknowledged, delivered to the predecessor Deal Agent and the Borrower and filed for record in each public office, if any, in which this Collateral Agency Agreement or any notice of the Deal Agent hereunder is required to be filed.

(c)            The appointment and designation referred to in Section 3.6(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Agency Agreement shall vest in such successor Deal Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Deal Agent shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any predecessor Deal Agent shall nevertheless, on payment of its charges and on the written request of the Required Warehouse Lenders, the Borrower or any successor Deal Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it in connection with the performance of its obligations as Deal Agent (or otherwise in connection with the Basic Documents) to such successor Deal Agent. Should any deed, conveyance or other instrument in writing from the Borrower be required by any successor Deal Agent for more fully and certainly vesting in such successor Deal Agent the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Deal Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Deal Agent, be executed, acknowledged and delivered by the Borrower.

(d)           Any required filing for record of the instrument appointing a successor Deal Agent as hereinabove provided shall be at the expense of the Borrower. The resignation of any Deal Agent and the instrument or instruments removing any Deal Agent, together with all other instruments, deeds and conveyances provided for in this Section, shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Borrower, wherever this Collateral Agency Agreement is recorded, registered and filed.

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Section 3.7            Status of Successors to Deal Agent.

Every successor to the Deal Agent appointed pursuant to Section 3.6 shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any state thereof or the District of Columbia, and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

Section 3.8            Merger of the Deal Agent.

Any entity into which the Deal Agent may be merged, or with which it may be converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Deal Agent shall be a party shall be the Deal Agent under this Collateral Agency Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

Section 3.9            Additional Co-Deal Agent; Separate Deal Agent.

(a)            One or more Persons may be appointed from time to time pursuant to this Section 3.9 either to act as a co-Deal Agent of all or any of the Collateral, jointly with the Deal Agent empowered to act as such at such time, or to act as a separate Deal Agent with respect to any Collateral, if at any time or times such an appointment shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, the Deal Agent shall be advised by counsel satisfactory to it that such an appointment is so necessary or prudent in the interest of the Warehouse Facility Secured Parties, the Required Warehouse Lenders shall in writing so request such an appointment, or the Deal Agent shall deem such an appointment desirable for its own protection in the performance, or convenient for the administration, of its duties hereunder. In the event such a co-Deal Agent or separate Deal Agent with respect to certain Collateral is to be appointed pursuant to this Section 3.9, such co-Deal Agent or such separate Deal Agent shall be appointed by the Required Warehouse Lenders with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of the Borrower, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that, any such Person shall meet the requirements of Section 3.7.

(b)           Every separate Deal Agent and every co-Deal Agent shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i)  all rights, powers, duties and obligations conferred upon the Deal Agent in respect of the custody, control and management of money, papers or securities shall be exercised solely by the Deal Agent (i.e., the original Deal Agent or its successors appointed pursuant to Section 3.6);

(ii)  all rights, powers, duties and obligations conferred or imposed upon the Deal Agent hereunder shall be conferred or imposed and exercised or performed by the Deal Agent and such separate Deal Agent or separate Deal Agents or co-Deal Agent or co-Deal Agents, jointly, as shall be provided in the instrument appointing such separate Deal Agent, separate Deal Agents, co-Deal Agent or co-Deal Agents, except to the extent that under any law

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of any jurisdiction in which any particular act or acts are to be performed the Deal Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Deal Agent, separate Deal Agents, co-Deal Agent or co-Deal Agents;

(iii)  no power given hereby to, or which it is provided hereby may be exercised by, any such co-Deal Agent, co-Deal Agents, separate Deal Agent or separate Deal Agents shall be exercised hereunder by such co-Deal Agent, co-Deal Agents, separate Deal Agent or separate Deal Agents, except jointly with, or with the consent in writing of, the Deal Agent, anything herein contained to the contrary notwithstanding;

(iv)  no Deal Agent hereunder shall be personally liable by reason of any act or omission of any other Deal Agent hereunder; and

(v)  the Required Warehouse Lenders and the Deal Agent, at any time, by an instrument in writing, may accept the resignation of or remove any separate Deal Agent or co-Deal Agent, and in that case, by an instrument in writing executed by the Required Secured Parties and the Deal Agent jointly with the consent of the Borrower, which consent will not be unreasonably withheld, delayed or conditioned, may appoint a successor to such separate Deal Agent or co-Deal Agent, as the case may be, anything herein contained to the contrary notwithstanding.

Section 3.10          Reasonable Care.

The Deal Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Deal Agent takes such action for that purpose as is requested by the Borrower in writing from time to time, provided that failure to take any such requested action shall not in itself be deemed to constitute a failure to exercise reasonable care.

Section 3.11          No Agency for Exchange Noteholders.

For avoidance of doubt, the Deal Agent will not constitute an agent for any Exchange Noteholder or other Closed-End EN Secured Party and, except as may be set forth elsewhere in this Collateral Agency Agreement or in any other Basic Document to which it is a party, the Deal Agent will have neither any right nor any obligation to act on behalf of any Exchange Noteholder or other Closed-End EN Secured Party (other than an obligation to act in accordance with this Collateral Agency Agreement and the other Basic Documents to which it is a party).

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ARTICLE IV
THE CLOSED-END COLLATERAL AGENT

Section 4.1             Appointment.

(a)            The Secured Parties hereby appoint ALHC as Closed-End Collateral Agent under this Collateral Agency Agreement for the benefit of the Secured Parties. ALHC accepts such appointment pursuant to this Section 4.1(a) and agrees to perform the duties of the Closed-End Collateral Agent under this Collateral Agency Agreement.

(b)            The Closed-End Collateral Agent will (in each case, subject to and in accordance with the provisions of this Collateral Agency Agreement and the other Basic Documents, including the provisions requiring release of such security interest under ARTICLE VI of the Security Agreement):

(i)  hold a security interest in the Collateral for the benefit of the Secured Parties;

(ii)  prepare, file, execute and deliver (in each case if and to the extent applicable) all supplements and amendments to this Collateral Agency Agreement and all financing statements, continuation statements, instruments of further assurance and other instruments, and take such other action necessary or advisable (including recording such financing statements or other instruments in a public filing office) to:

(1)  maintain or preserve the security interest (and the priority of such security interest) granted to it under Section 2.1 of the Security Agreement;

(2)  perfect, publish notice of or protect the validity of any security interest granted pursuant to the Security Agreement;

(3)  enforce the Collateral; or

(4)  preserve and defend title to the Collateral and the rights of the Secured Parties in such Collateral against the claims of all Persons (other than the Closed-End Collateral Agent);

(iii)  cause the Certificate of Title for each Closed-End Vehicle to reflect “AL HOLDING CORP.,” or such substantially similar words as the relevant Governmental Authority will accept, as the recorded lienholder or recorded holder of a security interest in such Closed-End Vehicle (except to the extent that such actions have been taken by the Closed-End Servicer pursuant to the Closed-End Servicing Agreement);

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(iv)  with respect to each Closed-End Vehicle that is permitted or required by the Basic Documents to be sold or otherwise disposed of by the Borrower, take all action necessary to cause (A) the security interest granted pursuant to Section 2.1 of the Security Agreement in such Closed-End Vehicle to be released and (B) the evidence of the Closed-End Collateral Agent as lienholder on the related Certificate of Title to be removed;

(v)  take the actions required to be taken by the Closed-End Collateral Agent pursuant to Article IV following an Event of Bankruptcy, a Warehouse Facility Termination Event or an Exchange Note Default; and

(vi)  take the other actions required to be taken by the Closed-End Collateral Agent under this Collateral Agency Agreement.

Section 4.2            Representations.

The Closed-End Collateral Agent hereby represents and warrants that (i) it is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Collateral Agency Agreement and each Collateral Document executed on or prior to the Closing Date, (ii) the execution, delivery and performance by it of this Collateral Agency Agreement and each such Collateral Document have been duly authorized by all necessary corporate action on its part and (iii) this Collateral Agency Agreement and each such Collateral Document is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 4.3            Exculpatory Provisions.

(i)            The Closed-End Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in this Collateral Agency Agreement or in any Collateral Document, unless specifically made by the Closed-End Collateral Agent. The Closed-End Collateral Agent make no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Borrower thereto or as to the security afforded by the Collateral Documents or this Collateral Agency Agreement, or as to the validity, execution (except its own execution), enforceability, priority, perfection, legality or sufficiency of this Collateral Agency Agreement, any Collateral Document, any Exchange Note Supplement or any Receivables Financing Agreement, and the Closed-End Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Closed-End Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or for perfecting or maintaining the perfection of its security interest in the Collateral or otherwise as to the maintenance of the Collateral.

(ii)            The Closed-End Collateral Agent shall not be required to ascertain or inquire as to the performance by the Borrower of any of the covenants or agreements contained herein, in any Collateral Document, in any Exchange Note Supplement or in any Receivables Financing Agreement.

(iii)           The Closed-End Collateral Agent shall not be liable for any action taken or omitted to be taken by it in accordance with this Collateral Agency Agreement or any Collateral Document except for its own gross negligence or willful misconduct.

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(iv)          Any reference herein to actual knowledge of the Closed-End Collateral Agent shall mean actual knowledge of an officer of the Closed-End Administrative Agent assigned to and working in its Corporate Trust Office (or similar department) or such other department as the Closed-End Administrative Agent may designate from time to time.

Section 4.4            Reliance by Closed-End Collateral Agent.

(a)            Whenever in the administration of this Collateral Agency Agreement the Closed-End Collateral Agent shall deem it necessary or desirable that a matter with respect to the Borrower be proved or established in connection with the taking, suffering or omitting of any action hereunder by the Closed-End Collateral Agent, unless otherwise specifically provided herein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by an Officer’s Certificate of the Borrower delivered to the Closed-End Collateral Agent (a copy of which Officer’s Certificate the Borrower shall deliver to each Secured Party (or, in the case of the Warehouse Facility Secured Parties, the Deal Agent on their behalf)), and such Officer’s Certificate may be conclusively relied upon by the Closed-End Collateral Agent and shall constitute a full warranty to the Closed-End Collateral Agent for any action taken, suffered or omitted in reliance thereon unless (i) the Closed-End Collateral Agent shall have actual knowledge of an inaccuracy therein or (ii) any Secured Party (or, in the case of a Warehouse Facility Secured Party, the Deal Agent on its behalf) shall provide contrary information in writing to the Closed-End Collateral Agent with respect to such matter, in which case, unless such Secured Party and the Borrower can reach agreement on such issue within a period of ten Business Days from the time an Officer’s Certificate is submitted, the Closed-End Collateral Agent shall appoint an independent arbitrator (who shall be acceptable to the Borrower and such Secured Parties, and whose fees and/or expenses shall be paid by the Borrower) to resolve the dispute; provided, however, that, the Closed-End Collateral Agent shall have no responsibility to take any action until such matter is resolved.

(b)            The Closed-End Collateral Agent may consult with independent counsel, and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Closed-End Collateral Agent hereunder in accordance therewith unless the Closed-End Collateral Agent shall have actual knowledge of a reason to question the validity of such opinion. The Closed-End Collateral Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.

(c)            The Closed-End Collateral Agent may rely and shall be fully protected in acting upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it believes in good faith to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, facsimiles and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Closed-End Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Closed-End Collateral Agent.

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Section 4.5            Limitations on Duties of the Closed-End Collateral Agent.

(a)            The Closed-End Collateral Agent undertakes to perform only the duties expressly set forth herein.

(b)            The Closed-End Collateral Agent may exercise the rights and powers granted to it by this Collateral Agency Agreement and the Collateral Documents, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Collateral Agency Agreement, and the Closed-End Collateral Agent shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf).

(c)            Except as herein otherwise expressly provided, the Closed-End Collateral Agent shall not be under any obligation to take any action that is discretionary on the part of the Closed-End Collateral Agent under the provisions hereof or under any Collateral Document except upon the written request of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) pursuant to this Collateral Agency Agreement. The Closed-End Collateral Agent shall make available for inspection and copying by each Secured Party each certificate or other paper furnished to the Closed-End Collateral Agent by the Borrower or any Secured Party, under or in respect of this Collateral Agency Agreement, any Collateral Document or any of the Collateral.

(d)            The Closed-End Collateral Agent shall not be liable for any error of judgment made in good faith by an officer thereof, unless it shall be proved that the Closed-End Collateral Agent was grossly negligent or engaged in willful misconduct in ascertaining the pertinent facts.

(e)            Unless otherwise provided herein, the Closed-End Collateral Agent may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Closed-End Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(f)            The Closed-End Collateral Agent shall not be deemed to have notice of any event of default with respect to any Warehouse Facility or Closed-End Exchange Note unless and until any Secured Party (or the Deal Agent on its behalf) or the Borrower has given it written notice thereof.

Section 4.6            Moneys to be Held in Trust.

All moneys received by the Closed-End Collateral Agent under or pursuant to any provision of this Collateral Agency Agreement or any Collateral Document shall be held in trust for the purposes for which they were received.

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Section 4.7            Resignation and Removal of Closed-End Collateral Agent.

(a)            The  Closed-End Collateral Agent may, at any time with or without cause by giving 60 days’ prior written notice to the Borrower and the Secured Parties (or, in the case of the Warehouse Facility Secured Parties, the Deal Agent on their behalf), resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Closed-End Collateral Agent by the affirmative vote of the Required Secured Parties, with the consent of the Borrower (such consent of the Borrower being required only so long as no Warehouse Facility Termination Event has occurred and is continuing), which consent shall not be unreasonably withheld, delayed or conditioned, and the acceptance of such appointment by such successor Closed-End Collateral Agent. The Closed-End Collateral Agent may be removed at any time (with cause) and a successor Closed-End Collateral Agent appointed by the affirmative vote of the Required Secured Parties, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of Borrower, which consent will not be unreasonably withheld, delayed or conditioned, provided that the Closed-End Collateral Agent shall be entitled to its reasonable fees and expenses to the date of removal. If no successor Closed-End Collateral Agent shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation or within 60 days from the date of such vote for removal, the Closed-End Collateral Agent, the Borrower, the Deal Agent or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Closed-End Collateral Agent to act until such time, if any, as a successor Closed-End Collateral Agent shall have been appointed as above provided. Any successor Closed-End Collateral Agent so appointed by such court shall immediately and without further act supersede any predecessor Closed-End Collateral Agent.

(b)            If at any time the Closed-End Collateral Agent shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Closed-End Collateral Agent for any other cause, a successor Closed-End Collateral Agent shall be appointed by the Required Secured Parties, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of Borrower, which consent will not be unreasonably withheld, delayed or conditioned, and the powers, duties, authority and title of the predecessor Closed-End Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor Closed-End Collateral Agent, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Closed-End Collateral Agent in writing, duly acknowledged, delivered to the predecessor Closed-End Collateral Agent and the Borrower and filed for record in each public office, if any, in which this Collateral Agency Agreement or any notice of the Closed-End Collateral Agent hereunder is required to be filed.

(c)            The appointment and designation referred to in Section 4.7(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Agency Agreement shall vest in such successor Closed-End Collateral Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Closed-End Collateral Agent shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any predecessor Closed-End Collateral Agent shall nevertheless, on payment of its charges and on the written request of the Deal Agent or the Required Secured Parties, the Borrower or any successor Closed-End Collateral Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Closed-End Collateral Agent. Should any deed, conveyance or other

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instrument in writing from the Borrower be required by any successor Closed-End Collateral Agent for more fully and certainly vesting in such successor Closed-End Collateral Agent the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Closed-End Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Closed-End Collateral Agent, be executed, acknowledged and delivered by the Borrower.

(d)            Any required filing for record of the instrument appointing a successor Closed-End Collateral Agent as hereinabove provided shall be at the expense of the Borrower. The resignation of any Closed-End Collateral Agent and the instrument or instruments removing any Closed-End Collateral Agent, together with all other instruments, deeds and conveyances provided for in this Section, shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Borrower, wherever this Collateral Agency Agreement is recorded, registered and filed.

Section 4.8            Status of Successors to Closed-End Collateral Agent.

Every successor to the Closed-End Collateral Agent appointed pursuant to Section 4.7 shall satisfy each of the following requirements, or be a wholly-owned subsidiary of an entity that satisfies each of the following requirements:

(i)  be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any state thereof or the District of Columbia; and

(ii)  have capital, surplus and undivided profits of not less than $500,000,000,

in each case if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

Section 4.9            Merger of the Closed-End Collateral Agent.

Any entity into which the Closed-End Collateral Agent may be merged, or with which it may be converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Closed-End Collateral Agent shall be a party shall be the Closed-End Collateral Agent under this Collateral Agency Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

Section 4.10          Additional Co-Closed-End Collateral Agent; Separate Closed-End Collateral Agent.

(a)            One or more Persons may be appointed from time to time pursuant to this Section 4.10 either to act as a co-Closed-End Collateral Agent of all or any of the Collateral, jointly with the Closed-End Collateral Agent empowered to act as such at such time, or to act as a separate Closed-End Collateral Agent with respect to any Collateral, if at any time or times such an appointment

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shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, the Closed-End Collateral Agent shall be advised by counsel satisfactory to it that such an appointment is so necessary or prudent in the interest of the Secured Parties, the Deal Agent or the Required Secured Parties shall in writing so request such an appointment, or the Closed-End Collateral Agent shall deem such an appointment desirable for its own protection in the performance, or convenient for the administration, of its duties hereunder. In the event such a co-Closed-End Collateral Agent or separate Closed-End Collateral Agent with respect to certain Collateral is to be appointed pursuant to this Section 4.10, such co-Closed-End Collateral Agent or such separate Closed-End Collateral Agent shall be appointed by the Required Secured Parties with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of the Borrower, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that any such Person shall meet the requirements of Section 4.8.

(b)            Every separate Closed-End Collateral Agent and every co-Closed-End Collateral Agent shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i)  all rights, powers, duties and obligations conferred upon the Closed-End Collateral Agent in respect of the custody, control and management of money, papers or securities shall be exercised solely by the Closed-End Collateral Agent (i.e., the original Closed-End Collateral Agent or its successors appointed pursuant to Section 4.7);

(ii)  all rights, powers, duties and obligations conferred or imposed upon the Closed-End Collateral Agent hereunder shall be conferred or imposed and exercised or performed by the Closed-End Collateral Agent and such separate Closed-End Collateral Agent or separate Closed-End Collateral Agents or co-Closed-End Collateral Agent or co-Closed-End Collateral Agents, jointly, as shall be provided in the instrument appointing such separate Closed-End Collateral Agent, separate Closed-End Collateral Agents, co-Closed-End Collateral Agent or co-Closed-End Collateral Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Closed-End Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Closed-End Collateral Agent, separate Closed-End Collateral Agents, co-Closed-End Collateral Agent or co-Closed-End Collateral Agents;

(iii)  no power given hereby to, or which it is provided hereby may be exercised by, any such co-Closed-End Collateral Agent, co-Closed-End Collateral Agents, separate Closed-End Collateral Agent or separate Closed-End Collateral Agents shall be exercised hereunder by such co-Closed-End Collateral Agent, co-Closed-End Collateral Agents, separate Closed-End Collateral Agent or separate Closed-End Collateral Agents, except jointly with, or with the consent in writing of, the Closed-End Collateral Agent, anything herein contained to the contrary notwithstanding;

(iv)  no Closed-End Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Closed-End Collateral Agent hereunder; and

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(v)  the Required Secured Parties and the Closed-End Collateral Agent, at any time, by an instrument in writing, may accept the resignation of or remove any separate Closed-End Collateral Agent or co-Closed-End Collateral Agent, and in that case, by an instrument in writing executed by the Required Secured Parties and the Closed-End Collateral Agent jointly with the consent of the Borrower, which consent will not be unreasonably withheld, delayed or conditioned, may appoint a successor to such separate Closed-End Collateral Agent or co-Closed-End Collateral Agent, as the case may be, anything herein contained to the contrary notwithstanding.

Section 4.11          Reasonable Care.

The Closed-End Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Closed-End Collateral Agent takes such action for that purpose as is requested by the Borrower in writing from time to time, provided that failure to take any such requested action shall not in itself be deemed to constitute a failure to exercise reasonable care.

ARTICLE V
THE CLOSED-END ADMINISTRATIVE AGENT

Section 5.1            Appointment.

(a)            Generally. Each Secured Party hereby appoints U.S. Bank as Closed-End Administrative Agent under this Collateral Agency Agreement and under each of the other Basic Documents for the benefit of the Secured Parties. U.S. Bank accepts such appointment pursuant to this Section 5.1(a) and agrees to perform the duties of the Closed-End Administrative Agent under this Collateral Agency Agreement and under each of the other Basic Documents under which it has obligations. In addition, and without limiting the foregoing, the Closed-End Administrative Agent agrees to:

(i)  maintain all licenses, qualifications, authorizations and approvals from Governmental Authorities that are necessary or desirable to facilitate the performance of the Closed-End Collateral Agent’s obligations under this Collateral Agency Agreement; and

(ii)  refrain from taking actions in violation of the certificate of incorporation or the by-laws of the Closed-End Collateral Agent.

(b)            Grant of Power of Attorney by Collateral Agent. The Closed-End Collateral Agent constitutes and irrevocably appoints the Closed-End Administrative Agent and all Persons (including the Closed-End Collateral Agent Administrator, under the Closed-End Administration Agreement) to whom the obligations of the Closed-End Administrative Agent under this Collateral Agency Agreement are delegated, at all times from and after the date of this Collateral Agency Agreement through the date on which this Collateral Agency Agreement is terminated, as the true and lawful attorney of the Closed-End Collateral Agent, with full power (in the name of the Closed-End

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Collateral Agent or otherwise) to exercise all rights of the Closed-End Collateral Agent, including the power and right to sign any document, agreement or instrument on behalf of the Closed-End Collateral Agent in connection with such exercise of rights. The power of attorney granted, and all authority conferred, pursuant to this Section 5.1(b) are granted and conferred solely to facilitate the performance of the Closed-End Administrative Agent’s obligations under this Collateral Agency Agreement and will be exercised solely in a manner consistent with this Collateral Agency Agreement. This power of attorney will be irrevocable as one coupled with an interest prior to the date on which this Collateral Agency Agreement is terminated. The rights granted under this Section 5.1(b) will terminate as to any Person upon the resignation or removal of such Person in the capacity of Closed-End Administrative Agent and pass to any successor Closed-End Administrative Agent that is appointed pursuant to this Collateral Agency Agreement.

(c)            Delegation to Closed-End Collateral Agent Administrator. It is contemplated that, pursuant to the Closed-End Administration Agreement, the Closed-End Administrative Agent will delegate to the Closed-End Collateral Agent Administrator certain of the duties that the Closed-End Administrative Agent is required to perform on behalf of the Closed-End Collateral Agent pursuant to Section 5.1(a), and each party to this Collateral Agency Agreement and each Exchange Noteholder (by accepting the related Closed-End Exchange Note) consents to such delegation. In order to facilitate performance of the duties of the Closed-End Collateral Agent Administrator under the Closed-End Administration Agreement, the Closed-End Collateral Agent agrees to execute and deliver a power of attorney in favor of the Closed-End Collateral Agent Administrator in substantially the form set forth as Exhibit E.

Section 5.2            Representations.

The Closed-End Administrative Agent hereby represents and warrants that (i) it is a national banking association duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to enter into and perform its obligations under this Collateral Agency Agreement and each other Basic Document to which it is a party, (ii) the execution, delivery and performance by it of this Collateral Agency Agreement and each such other Basic Document have been duly authorized by all necessary corporate action on its part and (iii) this Collateral Agency Agreement and each such other Basic Document is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 5.3            Standard of Care; Exculpatory Provisions.

If an Exchange Note Default, a Warehouse Facility Termination Event or an Event of Bankruptcy with respect to the Borrower has occurred and is continuing, the Closed-End Administrative Agent will exercise the rights and powers vested in it by this Collateral Agency Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(a)            Except during the continuance of an Exchange Note Default, a Warehouse Facility Termination Event or an Event of Bankruptcy:

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(i)  the Closed-End Administrative Agent undertakes to perform such duties and only such duties as are specifically set forth in this Collateral Agency Agreement and no implied covenants or obligations are to be read into this Collateral Agency Agreement against the Closed-End Administrative Agent; and

(ii)  in the absence of bad faith on its part, the Closed-End Administrative Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions furnished to it, upon any certificates or opinions furnished to it and, if required by the terms of this Collateral Agency Agreement, conforming to the requirements of this Collateral Agency Agreement, provided that the Closed-End Administrative Agent will examine any such certificates and opinions to determine whether or not they conform on their face to the requirements of this Collateral Agency Agreement.

(b)            The Closed-End Administrative Agent will not be liable for any action it takes or omits to take in the absence of bad faith which it believes to be authorized or within its rights or powers. However, the Closed-End Administrative Agent may not be relieved from liability for its own willful misconduct, negligence or bad faith, except that:

(i)  this Section 5.3(b) does not limit Section 5.4;

(ii)  the Closed-End Administrative Agent will not be liable for any error of judgment made in the absence of bad faith by an Authorized Officer unless it is proved that the Closed-End Administrative Agent was negligent in ascertaining the pertinent facts; and

(iii)  the Closed-End Administrative Agent will not be liable with respect to any action it takes or omits to take in the absence of bad faith with respect to any exercise of remedies pursuant to Article VIII in accordance with a direction received by it from the Person or Persons entitled under this Collateral Agency Agreement to direct the Closed-End Administrative Agent with respect to such action or omission.

(c)            The Closed-End Administrative Agent will not be liable for interest on any money received by it except as the Closed-End Administrative Agent may agree with the Borrower.

(d)            Money held in trust by the Closed-End Administrative Agent need not be segregated from other funds except to the extent required by law or this Collateral Agency Agreement.

(e)            The Closed-End Administrative Agent is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Collateral Agency Agreement or in the exercise of any of its rights or powers by any provision of this Collateral Agency Agreement if it has reasonable grounds to believe that repayment of funds advanced by it or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

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(f)             Every provision of this Collateral Agency Agreement relating to the conduct or affecting the liability of or affording protection to the Closed-End Administrative Agent is subject to the provisions of this Section 5.3.

(g)            The Closed-End Administrative Agent will not be charged with knowledge of the occurrence of any Event of Bankruptcy, Exchange Note Default or Warehouse Facility Termination Event unless either (i) an Authorized Officer of the Closed-End Administrative Agent has actual knowledge of such occurrence or (ii) notice of such occurrence has been given to the Closed-End Administrative Agent in accordance with this Collateral Agency Agreement.

Section 5.4            Reliance by Closed-End Administrative Agent.

(a)            Before the Closed-End Administrative Agent acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Closed-End Administrative Agent will not be liable for any action it takes or omits to take in the absence of bad faith in reliance on an Officer’s Certificate or Opinion of Counsel. However, the Closed-End Administrative Agent will examine any such Officer’s Certificates and Opinions of Counsel to determine whether or not they conform on their face to the requirements of this Collateral Agency Agreement.

(b)            The Closed-End Administrative Agent may execute any of the trusts or powers under this Collateral Agency Agreement or any other Basic Document, or perform any duties under this Collateral Agency Agreement or any other Basic Document, either directly or by or through agents or attorneys or a custodian or nominee, and the Closed-End Administrative Agent will not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, counsel, custodian or nominee appointed with due care by it under this Collateral Agency Agreement or any other Basic Document.

(c)            The Closed-End Administrative Agent may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Collateral Agency Agreement or any other Basic Document will be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it under this Collateral Agency Agreement or any other Basic Document in the absence of bad faith and in accordance with the advice or opinion of such counsel.

(d)            The Closed-End Administrative Agent is under no obligation to exercise any of the rights or powers vested in it by this Collateral Agency Agreement or any other Basic Document or to honor the request or direction of any of the Exchange Noteholders pursuant to this Collateral Agency Agreement or any other Basic Document unless such Exchange Noteholders have offered to the Closed-End Administrative Agent reasonable security or indemnity satisfactory to it from and against the reasonable costs, expenses and disbursements that might be incurred by the Closed-End Administrative Agent in complying with such request or direction.

(e)            The Closed-End Administrative Agent may rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine

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and to have been signed or presented by the proper Person. The Closed-End Administrative Agent need not investigate any fact or matter stated in any such document.

Section 5.5            Individual Rights of the Closed-End Administrative Agent.

The Closed-End Administrative Agent, in its individual or any other capacity, may deal with the Borrower or any of its Affiliates with the same rights it would have if it were not the Closed-End Administrative Agent.

Section 5.6            Closed-End Administrative Agent’s Disclaimer.

The Closed-End Administrative Agent will not be (a) responsible for, and does not make any representation as to, the validity or adequacy of this Collateral Agency Agreement, any Exchange Note Supplement or any of the Closed-End Exchange Notes, (b) accountable for the Borrower’s use of the funds advanced under the Warehouse Facilities, or (c) responsible for any statement of the Borrower in this Collateral Agency Agreement or any other Basic Document (all of which will be deemed to be statements of the Borrower) other than the certificate of authentication of the Closed-End Administrative Agent.

Section 5.7            Resignation and Removal of Closed-End Administrative Agent.

(a)            The  Closed-End Administrative Agent may, at any time with or without cause by giving 60 days’ prior written notice to the Borrower and the Secured Parties (or, in the case of the Warehouse Facility Secured Parties, the Deal Agent on their behalf), resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Closed-End Administrative Agent by the affirmative vote of the Required Secured Parties, with the consent of the Borrower (such consent of the Borrower being required only so long as no Warehouse Facility Termination Event has occurred and is continuing), which consent shall not be unreasonably withheld, delayed or conditioned, and the acceptance of such appointment by such successor Closed-End Administrative Agent. The Closed-End Administrative Agent may be removed at any time (with cause) and a successor Closed-End Administrative Agent appointed by the affirmative vote of the Required Secured Parties, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of Borrower, which consent will not be unreasonably withheld, delayed or conditioned, provided that the Closed-End Administrative Agent shall be entitled to its reasonable fees and expenses to the date of removal. If no successor Closed-End Administrative Agent shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation or within 60 days from the date of such vote for removal, the Closed-End Administrative Agent, the Borrower, the Deal Agent or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Closed-End Collateral Agent to act until such time, if any, as a successor Closed-End Administrative Agent shall have been appointed as above provided. Any successor Closed-End Administrative Agent so appointed by such court shall immediately and without further act supersede any predecessor Closed-End Administrative Agent.

(b)            If at any time the Closed-End Administrative Agent shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Closed-End Administrative Agent for any other cause, a successor Closed-End Administrative Agent shall be

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appointed by the Required Secured Parties, with the consent (so long as no Warehouse Facility Termination Event has occurred and is continuing) of Borrower, which consent will not be unreasonably withheld, delayed or conditioned, and the powers, duties, authority and title of the predecessor Closed-End Administrative Agent shall be terminated and cancelled without procuring the resignation of such predecessor Closed-End Administrative Agent, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Closed-End Administrative Agent in writing, duly acknowledged, delivered to the predecessor Closed-End Administrative Agent and the Borrower and filed for record in each public office, if any, in which this Collateral Agency Agreement or any notice of the Closed-End Administrative Agent hereunder is required to be filed.

(c)            The appointment and designation referred to in Section 5.7(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Agency Agreement shall vest in such successor Closed-End Administrative Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Closed-End Administrative Agent shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any predecessor Closed-End Administrative Agent shall nevertheless, on payment of its charges and on the written request of the Deal Agent or the Required Secured Parties, the Borrower or any successor Closed-End Administrative Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Closed-End Administrative Agent. Should any deed, conveyance or other instrument in writing from the Borrower be required by any successor Closed-End Administrative Agent for more fully and certainly vesting in such successor Closed-End Administrative Agent the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Closed-End Administrative Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Closed-End Administrative Agent, be executed, acknowledged and delivered by the Borrower.

(d)            Any required filing for record of the instrument appointing a successor Closed-End Administrative Agent as hereinabove provided shall be at the expense of the Borrower. The resignation of any Closed-End Administrative Agent, and the instrument or instruments removing any Closed-End Administrative Agent, together with all other instruments, deeds and conveyances provided for in this Section, shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Borrower, wherever this Collateral Agency Agreement is recorded, registered and filed.

Section 5.8            Status of Successors to Closed-End Administrative Agent.

Every successor to the Closed-End Administrative Agent that is appointed pursuant to Section 5.7 shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any state thereof or the District of Columbia, and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

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Section 5.9            Merger of the Closed-End Administrative Agent.

Any entity into which the Closed-End Administrative Agent may be merged, or with which it may be converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Closed-End Administrative Agent shall be a party shall be the Closed-End Administrative Agent under this Closed-End Administrative Agent without the execution or filing of any paper or any further act on the part of the parties hereto.

ARTICLE VI
THE CLOSED-END EXCHANGE NOTES

Section 6.1            Sale of Advances; Issuance of Closed-End Exchange Notes; Form.

(a)            Grant of Purchase Option. The Initial Beneficiary shall have the right and option, and each Warehouse Facility Lender hereby grants to the Initial Beneficiary the right and option, to purchase from time to time, subject to the conditions, limitations and rights set forth in this Article VI, all or a portion of the outstanding principal balance of the outstanding Advances made by such Warehouse Facility Lenders (each such transaction, an “Initial Beneficiary Purchase”), in each case for a purchase price equal to the sum of:

(i)  the outstanding balance of such Advances (or portion thereof that is so purchased); plus

(ii)  all interest accrued on such Advance (or portion thereof that is so purchased) as of the date that such Initial Beneficiary Purchase is actually made (such date, the “Initial Beneficiary Purchase Date”); plus

(iii)  if so demanded in writing by a Warehouse Facility Agent on behalf of any relevant Person (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), an amount equal to the amount that would have been payable in respect of such Advance (or portion thereof that is so purchased) by the Borrower to a Warehouse Facility Lender or any other Person (1) in the case of an Advance that was made under a Current Warehouse Facility, pursuant to Section 6.2 of the related Current Receivables Financing Agreement or (2) in the case of any Advance that was made under an Additional Warehouse Facility, pursuant to any provision that is similar or analogous to Section 6.2 of the Current Receivables Financing Agreements, determined (in the case of clauses (1) and (2)) as though the Advances purchased pursuant to such Initial Beneficiary Purchase had instead been prepaid, on the Initial Beneficiary Purchase Date, in an amount equal to the principal balance of such Advance (or the portion thereof that is so purchased) (the sum of the foregoing clauses (1), (2) and (3), the “Initial Beneficiary Purchase Price”).

(b)            The Initial Beneficiary shall provide to the Deal Agent, on behalf of the Warehouse Facility Lenders, at least four (4) Business Days’ prior notice of any Initial Beneficiary

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Purchase (each such notice, an “Initial Beneficiary Purchase Notice”). Each Initial Beneficiary Purchase Notice shall:

(i)  specify:

(1)  the proposed Initial Beneficiary Purchase Date;

(2)  the aggregate principal balance of the outstanding Advances to be purchased by the Initial Beneficiary pursuant to such Initial Beneficiary Purchase; and

(3)  whether or not such Initial Beneficiary Purchase is being made in connection with a Subsequent Exchange Note Increase; and

(ii)  include, as an attachment thereto, a Borrowing Base Certificate, conforming to the requirements of the Receivables Financing Agreements, showing that the Aggregate Loan Amount will not exceed the Borrowing Base after giving effect to the Initial Beneficiary Purchase and any related reallocation of assets to the applicable Reference Pool.

(c)            Allocation. Following the occurrence of a Warehouse Facility Termination Event, in connection with each Initial Beneficiary Purchase, each Warehouse Facility Lender (including any Wind-Down Lender) shall be obligated to sell and deliver to the Initial Beneficiary, on the Initial Beneficiary Purchase Date, a ratable portion of each outstanding Advance of such Warehouse Facility Lender (such ratable portion, expressed as a percentage of the outstanding principal balance of such Advance, the “Allocable Purchased Portion”) equal to:

(	Initial Beneficiary Purchase Amount	)
Aggregate Loan Amount + Aggregate Wind-Down Loan Amount

Where:

Initial Beneficiary Purchase Amount	=	The aggregate principal balance of the Advances proposed to be purchased pursuant to such Initial Beneficiary Purchase; and

Aggregate Loan Amount	=	The Aggregate Loan Amount, as determined as of the related Initial Beneficiary Purchase Date.

Aggregate Wind-Down Loan Amount	=	The Aggregate Wind-Down Loan Amount, as determined as of the related Initial Beneficiary Purchase Date.

Prior to the occurrence of any Warehouse Facility Termination Event, in connection with each Initial Beneficiary Purchase, the Initial Beneficiary may, in its sole discretion, allocate its purchase of Advances

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between the Wind-Down Lenders and the Revolving Lenders, and each of such Wind-Down Lenders and Revolving Lenders, as applicable, shall be obligated, subject to the terms and conditions of Article VI hereof, to sell and deliver to the Initial Beneficiary, on the related Initial Beneficiary Purchase Date, a corresponding portion of its outstanding Advances; provided, however, that to the extent that the Initial Beneficiary elects to purchase any Advances from any Revolving Lenders, such portion of the Initial Beneficiary Purchase shall be allocated among all Revolving Lenders pro rata and each Revolving Lender shall be obligated, subject to the terms and conditions of Article VI hereof, to sell and deliver to the Initial Beneficiary, on the related Initial Beneficiary Purchase Date, a ratable portion of each outstanding Advance of such Revolving Lender (such ratable portion, expressed as a percentage of the outstanding principal balance of such Advance, the “Allocable Revolving Purchased Portion”) equal to:

(	Initial Beneficiary Purchase Amount	)
Aggregate Loan Amount

Where:

Initial Beneficiary Revolving Purchase Amount	=	The aggregate principal balance of the Advances proposed to be purchased pursuant to such Initial Beneficiary Purchase from Warehouse Facility Lenders with respect to which no Wind-Down Event has occurred; and

Aggregate Loan Amount	=	The Aggregate Loan Amount, as determined as of the related Initial Beneficiary Purchase Date.

Notwithstanding the foregoing, the aggregate amount of the Advances purchased pursuant to each Initial Beneficiary Purchase shall be in a minimum amount of $5,000,000, in the aggregate, per Warehouse Facility, and integral multiples of $100,000 in excess thereof.

Each assignment pursuant to this Section 6.1(c) shall be made without representation, warranty or recourse, except that each Warehouse Facility Lender represents and warrants that it is the owner of the Advances (or portions thereof) assigned by it and has not created any lien or encumbrance thereon that is not being released as of the Initial Beneficiary Purchase Date.

(d)            Initial Beneficiary Advances. The Initial Beneficiary shall have the right and option to advance from time to time, subject to the conditions, limitations and rights set forth in this Article VI, funds to the Borrower (each such advance, an “Initial Beneficiary Advance” and, collectively with any Initial Beneficiary Purchase, an “Exchange Note Funding”). The Initial Beneficiary shall provide to the Deal Agent, on behalf of the Warehouse Facility Lenders, at least two (2) Business Days’ prior notice of any Initial Beneficiary Advance (each such notice, an “Initial Beneficiary Advance Notice”), which shall set forth the amount of such Initial Beneficiary Advance (the “Initial Beneficiary Advance Amount” and, collectively with the Initial Beneficiary Purchase Price, the “Exchange Note Funding Amount”), the date on which such Initial Beneficiary Advance will be made (the “Initial Beneficiary Advance Date” and, collectively with the Initial Beneficiary Purchase Date, the

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“Exchange Note Funding Date”) and whether or not such Initial Beneficiary Advance is being made in connection with a Subsequent Exchange Note Increase.

(e)            Issuance of Closed-End Exchange Notes; Exchange Note Supplement. In connection with each Exchange Note Funding (other than an Exchange Note Funding being made in connection with any Subsequent Exchange Note Increase), on the related Exchange Note Funding Date, the Borrower shall issue to the Initial Beneficiary, and the Closed-End Administrative Agent will authenticate and deliver to the Initial Beneficiary, in accordance with the applicable provisions of this Article VI, one or more notes representing obligations of the Borrower issued in definitive negotiable form, and having an initial outstanding principal balance equal to the Exchange Note Funding Amount paid or advanced, as applicable, by the Initial Beneficiary in connection with such Exchange Note Funding, which notes shall be issued without any accrued interest thereon as of the Exchange Note Funding Date (each such note, a “Closed-End Exchange Note” and, collectively, the “Closed-End Exchange Notes”). Each issuance and authentification of a Closed-End Exchange Note pursuant to this subsection (e) shall be subject to the conditions precedent set forth in Section 6.4. Immediately following the issuance of each Closed-End Exchange Note, on the applicable Exchange Note Funding Date, the terms, conditions, covenants and other provisions applicable to the Advances (or applicable portion thereof) represented by such Closed-End Exchange Note will be agreed upon by the Borrower and the Initial Beneficiary, and amended and restated to read in their entirety as set forth in a supplement to this Collateral Agency Agreement applicable to such Closed-End Exchange Note (each, an “Exchange Note Supplement”) between the Borrower and the Initial Beneficiary. Upon the execution and delivery of the Exchange Note Supplement with respect to any Closed-End Exchange Note, (1) the terms, conditions, covenants and other provisions set forth in the Receivables Financing Agreements, any applicable Warehouse Facility Notes and the other Basic Documents applicable to any Advances acquired in connection with the related Exchange Note Funding shall no longer apply to such Closed-End Exchange Note, (2) such terms shall be replaced in their entirety, as they relate to such Closed-End Exchange Note, by the terms set forth in such Exchange Note Supplement, any applicable Servicing Supplement and the other terms of the Basic Documents that apply to Closed-End Exchange Notes and (3) any such Advances shall no longer be considered “Advances” or “Loans” within the meaning of this Collateral Agency Agreement, any Receivables Financing Agreement or any other Basic Document. Each Exchange Note Supplement shall be effective upon signature thereof by the Borrower, the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Initial Beneficiary, and shall require neither the signature nor the consent of the Deal Agent or any other party to this Collateral Agency Agreement, so long as the conditions set forth in this Article VI with respect to the relevant Exchange Note Funding have been satisfied. Each Closed-End Exchange Note issued under this Collateral Agency Agreement will constitute “Titling Trust Debt” and “Secured Titling Trust Debt” within the meaning of the Titling Trust Agreement and the Persons that are from time to time Exchange Noteholders of such Closed-End Exchange Note will constitute “Secured Titling Trust Creditors” within the meaning of the Titling Trust Agreement. Upon the effectiveness of each Initial Beneficiary Purchase made following the occurrence of a Warehouse Facility Termination Event, each related Warehouse Facility Lender will reduce (or direct the applicable Warehouse Facility Agent, on its behalf, to reduce, and such Warehouse Facility Agent will reduce) on its books and records the outstanding balance of each Advance of such Warehouse Facility Lender by an amount equal to the product of (1) the outstanding principal balance of such Advance and (2) the Allocable Purchased Portion with respect to such Advance. Upon the effectiveness of each Initial Beneficiary Purchase made prior to the occurrence of a Warehouse Facility Termination Event, (A) if all or a portion of such Initial Beneficiary Purchase is allocated to any Wind-Down Lender, such Wind-Down Lender will reduce (or direct the applicable Warehouse Facility Agent, on its behalf, to reduce, and such Warehouse Facility Agent will reduce) on its books and records the outstanding balance of each Advance of such Wind-Down Lender by an amount equal to the portion of the Initial Beneficiary Purchase so allocated; and (B) if all or a portion of such Initial Beneficiary

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Purchase is allocated to the Revolving Lenders, then each Revolving Lender will reduce (or direct the applicable Warehouse Facility Agent, on its behalf, to reduce, and such Warehouse Facility Agent will reduce) on its books and records the outstanding balance of each Advance of such Revolving Lender by an amount equal to the product of (1) the outstanding principal balance of such Advance and (2) the Allocable Revolving Purchased Portion with respect to such Advance.

(f)             Each of the parties hereto acknowledges and agrees that none of the Deal Agent, the Warehouse Facility Agents or the Warehouse Facility Lenders (in their capacities as such) shall be deemed to have any participation in, or responsibility for, the issuance or sale of Closed-End Exchange Notes. Without limiting the generality of the foregoing, none of the Deal Agent, the Warehouse Facility Agents or the Warehouse Facility Lenders (in their capacities as such) shall have any duty to monitor the issuance of Closed-End Exchange Notes or to verify the compliance of any Closed-End Exchange Notes with the requirements of applicable law.

(g)            Subsequent Exchange Note Increase. In connection with any Initial Beneficiary Purchase or any Initial Beneficiary Advance, as an administrative convenience and as an alternative to the issuance of a Closed-End Exchange Note and amendment and restatement of the terms thereof pursuant to the related Exchange Note Supplement, in each case pursuant to subsection (e), above, the Initial Beneficiary may specify in the Initial Beneficiary Purchase Notice or the Initial Beneficiary Advance Notice, as applicable, that the outstanding Exchange Note Balance of any Outstanding Closed-End Exchange Note (as specified by the Initial Beneficiary) shall be increased in an amount equal to the Initial Beneficiary Purchase Price and/or the Initial Beneficiary Advance Amount, as applicable, (any such increase pursuant to this subsection (g), a “Subsequent Exchange Note Increase”). If the Initial Beneficiary so specifies, (A) the applicable Exchange Noteholder may (1) reflect the amount of such increase on the grid attached to such Closed-End Exchange Note or (2) if such Closed-End Exchange Note does not provide for the grid or other means of reflecting increases from time to time to the Exchange Note Balance thereof, deliver such Closed-End Exchange Note to the Closed-End Administrative Agent in exchange for a new Closed-End Exchange Note reflecting the Exchange Note Balance as so increased (and the Borrower shall issue, and the Closed-End Administrative Agent shall authenticate and deliver, such new Closed-End Exchange Note in accordance with the foregoing) and (B) in the case of an increase made in the manner set forth in the foregoing subclause (A)(1), the Closed-End Administrative Agent shall reflect the increase in the applicable Exchange Note Balance on the Exchange Note Register.

Section 6.2            Form and Terms of the Closed-End Exchange Notes.

(a)            Designation of the Reference Pool. Each Exchange Note Supplement will designate a portion of the Closed-End Units included in the Warehouse Facility Pool as the “Reference Pool” with respect to the related Closed-End Exchange Note or Closed-End Exchange Notes, as applicable. Upon the effectiveness of the applicable Exchange Note Supplement, Closed-End Units designated therein as being included in the applicable Reference Pool will no longer be a part of the Warehouse Facility Pool, and will not be available to be part of any other Reference Pool. Each Closed-End Exchange Note will be payable solely from Closed-End Collections on the Closed-End Units in the related Reference Pool in accordance with the priorities set forth in Article X and the applicable Exchange Note Supplement. For purposes of determining the amount and portion of Closed-End Collections that are applicable to any Reference Pool, the Closed-End Units included in such Reference Pool will be deemed to have been included in such Reference Pool from and after the Cutoff Date

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specified in the related Exchange Note Supplement (or, in the case of any Closed-End Units that are subsequently allocated to a Reference Pool pursuant to Section 6.2(b), the Cutoff Date applicable to such Closed-End Units that is specified in the applicable Reference Pool Reallocation Notice).

(b)           Reallocations of Assets from Warehouse Facility Pool to Reference Pool. From time to time following the issuance of any Closed-End Exchange Note (and whether or not in connection with a Subsequent Exchange Note Increase), the Initial Beneficiary may designate, by notice to the Closed-End Collateral Agent in substantially the form set forth as Exhibit F and in accordance with Section 6.2(c) (each such notice, a “Reference Pool Reallocation Notice”), any Closed-End Assets included in the Warehouse Facility Pool for reallocation to any Reference Pool; provided, however, that unless such reallocation occurs in connection with a Subsequent Exchange Note Increase that involves a purchase by the Initial Beneficiary of Advances from one or more Wind-Down Lenders, no Closed-End Assets included in a Wind-Down Pool will be reallocated to any Reference Pool. Each such Reference Pool Reallocation Notice will include the following information:

(i)  The applicable Reference Pool to which such Closed-End Assets have been or are to be reallocated;

(ii)  the effective date as of which the applicable Closed-End Units have been, or are to be, reallocated to the applicable Reference Pool (the “Exchange Note Reallocation Date”) (provided, however, that, the Exchange Note Reallocation Date shall not be earlier than the Business Day following the date as of which the Reference Pool Reallocation Notice is delivered (if such notice is delivered by noon, New York time, or if delivered after such time, the next Business Day)); and

(iii)  the date as of which all Closed-End Collections on such assets will be applied as Closed-End Collections with respect to the Reference Pool to which such assets are to be reallocated.

Subject to the conditions set forth in the next sentence, and as of the Exchange Note Reallocation Date set forth in the applicable Reference Pool Reallocation Notice, the Closed-End Assets identified therein will be reallocated to the applicable Reference Pool set forth in the Reference Pool Reallocation Notice. Each such reallocation pursuant to this subsection (b) shall be subject to the following conditions:

(A)	as of the Exchange Note Reallocation Date, no Warehouse Facility Termination Event or Unmatured Warehouse Facility Termination Event shall have occurred and be continuing, or would occur as a result of such reallocation;

(B)	the Borrower shall have delivered to the Deal Agent (1) an Officer’s Certificate to the effect that the conditions set forth in clause (A), above, and clause (D), below, have, in each case, been satisfied, and (2) a Borrowing Base Certificate conforming to the requirements of the Receivables Financing Agreements showing that the Aggregate Loan

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Amount will not exceed the Borrowing Base after giving effect to such reallocation and any Subsequent Exchange Note Increase (and consequent reduction of the Aggregate Loan Amount) to occur in connection therewith;

(C)	in the case of a reallocation being made in connection with a Subsequent Exchange Note Increase, (a) the payment by the Initial Beneficiary to the Deal Agent of an amount equal to the Initial Beneficiary Purchase Price (which amount shall be distributed by the Deal Agent to the Warehouse Facility Lenders (or the Warehouse Facility Agents on their behalf) according to the respective amount owed to each of them in connection with such Subsequent Exchange Note Increase, including (1) the principal amount of the Advances sold by each Warehouse Facility Lender pursuant to Section 6.1, (2) the aggregate amount of accrued interest on the such Advances as of the applicable Initial Beneficiary Purchase Date and (3) any indemnities or similar amounts payable pursuant to Section 6.1(a)(iii), in each case calculated in the manner set forth in Section 6.1(a)) or (b) the payment by the Initial Beneficiary to the Borrower of an amount equal to the Initial Beneficiary Advance Amount, as applicable; and

(D)	no selection criteria adverse in any material respect to the interests of the Warehouse Facility Lenders (any such adverse selection criteria, “Adverse Selection Criteria”) shall have been used in selecting the applicable Closed-End Assets (provided, however, that, “Adverse Selection Criteria” shall not include (and this subclause (D) shall not be applicable to) any eligibility criteria based on the delinquency status of the related Closed-End Leases that are applicable to the securitization or other financing to be backed by the related Closed-End Exchange Note, notwithstanding that (x) such eligibility criteria or the requirements are more stringent than those applicable to the Warehouse Facility Pool or (y) selection in accordance with those criteria otherwise could be viewed as having an adverse effect on the Warehouse Facility Lenders).

(c)            Identification of Assets. In identifying Closed-End Assets to be reallocated from the Warehouse Facility Pool to any Reference Pool pursuant to any Reference Pool Reallocation Notice, or from any Reference Pool to the Warehouse Facility Pool pursuant to any Warehouse Pool Reallocation Notice, the Initial Beneficiary will identify to the Closed-End Collateral Agent:

(i)  Closed-End Leases by account number;

(ii)  Closed-End Vehicles by vehicle identification number; and

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(iii)  any other assets included in the Warehouse Facility Pool by such description in such form that will permit the Closed-End Collateral Agent to identify such assets separately from any other Closed-End Assets.

(d)            Form and Transfer of Closed-End Exchange Notes.

(i)  Form. Each Closed-End Exchange Note, together with the Closed-End Administrative Agent’s certificate of authentication on such Closed-End Exchange Note, will be substantially in the form set forth as Exhibit C or in such other form or forms as may be provided in the related Exchange Note Supplement. The Closed-End Exchange Notes may have such marks of identification and such legends or endorsements placed on such Closed-End Exchange Notes as may be determined, consistent with this Collateral Agency Agreement, by the Authorized Officer(s) of the Titling Trustee executing such Closed-End Exchange Notes on behalf of the Borrower, as evidenced by their execution of each such Closed-End Exchange Note. Each Closed-End Exchange Note will be typewritten or printed, as determined by the Authorized Officer(s) of the Titling Trustee executing such Closed-End Exchange Note (acting at the direction of the Initial Beneficiary), as evidenced by such Authorized Officers’ execution of such Closed-End Exchange Note.

(ii)  Transfer. Each Closed-End Exchange Note may be transferred only in the manner set forth in Section 6.5.

(iii)  Dating. Each Closed-End Exchange Note will be dated the date of its authentication by the Closed-End Administrative Agent.

(iv)  Initial Holder. Each Closed-End Exchange Note will, upon its execution and delivery, be issued to, and be payable in favor of, the Initial Beneficiary.

(e)            Reallocation of Closed-End Units from a Reference Pool to the Warehouse Facility Pool. The Exchange Noteholder of any Closed-End Exchange Note may from time to time direct, by notice to the Closed-End Collateral Agent in substantially the form set forth as Exhibit G and in accordance with Section 6.2(c) (each such notice, a “Warehouse Pool Reallocation Notice”), that one or more Closed-End Units be reallocated from the Reference Pool relating to such Closed-End Exchange Note to the Warehouse Facility Pool, whereupon, effective as of the date specified in such notice, such Closed-End Units shall be so reallocated, subject, however, to the rights of any Person(s) that have provided financing secured, or otherwise backed, by such Closed-End Exchange Note, so long as any such financing shall remain outstanding. Each such Warehouse Pool Reallocation Notice will include the following information:

(i)  The applicable Reference Pool from which such Closed-End Units have been or are to be reallocated;

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(ii)  the effective date as to which the applicable Closed-End Units have been, or are to be, reallocated to the Warehouse Facility Pool (the “Warehouse Pool Reallocation Date”); and

(iii)  the date as of which all Closed-End Collections on such assets will be applied as Closed-End Collections with respect to the Warehouse Facility Pool, and shall no longer be applied as Closed-End Collections with respect to the Reference Pool from which such assets have been or are to be reallocated.

For purposes of determining the amount and portion of Closed-End Collections that are applicable to any Reference Pool and to the Warehouse Facility Pool, the Closed-End Units that are reallocated pursuant to any Warehouse Pool Reallocation Notice will be deemed to be included in the Warehouse Facility Pool, and will deemed to be no longer included in the Reference Pool from which such Closed-End Units are being reallocated, in each case from and after the Cutoff Date specified in the related Warehouse Pool Reallocation Notice.

Notwithstanding any other part of this Section 6.2(e), it is understood that, in light of the administrative burden associated with the delivery of a Warehouse Pool Reallocation Notice in connection with each reallocation from time to time from a Reference Pool to the Warehouse Facility Pool in connection with an Administrative Repurchase, the Initial Beneficiary may, in lieu of the delivery of a Warehouse Pool Reallocation Notice with respect to any Closed-End Unit(s) that is or are the subject of an Administrative Repurchase, cause such reallocation to be effective (1) by causing a notation reflecting such reallocation to be entered on the books and records of World Omni, as Closed-End Collateral Agent Administrator, acting on behalf of the Closed-End Collateral Agent, or (2) by such other means as may be agreed upon from time to time among the Initial Beneficiary, and the Closed-End Collateral Agent Administrator, with the consent (in the case of this clause (2)) of the Deal Agent (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 6.3             Issuance of Closed-End Exchange Notes; Execution, Authentication and Delivery.

(a)            Each Closed-End Exchange Note will be executed by an Authorized Officer of the Titling Trustee, on behalf of the Borrower. The signature of such Authorized Officer on the Closed-End Exchange Notes may be manual or facsimile.

(b)            Closed-End Exchange Notes bearing the manual or facsimile signature of an individual who was an Authorized Officer of the Borrower at the time such Closed-End Exchange Notes were executed and delivered will bind the Borrower, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Closed-End Exchange Notes by the Closed-End Administrative Agent or did not hold such office at the date of issuance of such Closed-End Exchange Notes.

(c)            Each Exchange Note Supplement will set forth:

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(i)  the date on which the related Closed-End Exchange Note is to be issued (each, an “Exchange Note Issuance Date”);

(ii)  the initial Exchange Note Balance of such Closed-End Exchange Note;

(iii)  a schedule identifying the Closed-End Assets initially included in the related Reference Pool;

(iv)  the Cutoff Date for the related Reference Pool;

(v)  the Exchange Note Interest Rate for such Closed-End Exchange Notes being issued (and, in the case of a floating rate Closed-End Exchange Note, the manner of determining the floating rate);

(vi)  a specification of any Exchange Note Defaults set forth in Section 8.7 that are inapplicable to such Closed-End Exchange Note, or are modified with respect to such Closed-End Exchange Note, and any additional events constituting an Exchange Note Default with respect to such Closed-End Exchange Note;

(vii)  the Final Scheduled Payment Date of such Closed-End Exchange Note; and

(viii)  the conditions precedent to the issuance of such Closed-End Exchange Note (in addition to those set forth in Section 6.4).

Section 6.4            Conditions Precedent to Issuance of Closed-End Exchange Notes; Additional Terms of Exchange Notes.

(a)            The issuance of any Closed-End Exchange Note and creation of the related Reference Pool shall be subject to the following conditions precedent (in addition to any additional conditions precedent set forth in the related Exchange Note Supplement pursuant to Section 6.3(c)(viii)), unless and to the extent waived by the Deal Agent, with the consent of each Warehouse Facility Lender:

(i)  (x) the payment by the Initial Beneficiary to the Deal Agent of an amount equal to the Initial Beneficiary Purchase Price (which amount shall be distributed by the Deal Agent to the Warehouse Facility Lenders (or the Warehouse Facility Agents on their behalf) according to the respective amount owed to each of them in connection with such issuance including (A) the principal amount of Advances sold by each Warehouse Facility Lender pursuant to Section 6.1 in connection with the related Initial Beneficiary Purchase, (B) the aggregate amount of accrued interest on the such Advances as of the applicable Initial

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Beneficiary Purchase Date and (C) any indemnities or similar amounts payable pursuant to Section 6.1(a)(iii), calculated (in the case of the foregoing clause (A), (B) and (C)) in the manner set forth in Section 6.1(a))) or (y) the payment by the Initial Beneficiary to the Borrower of an amount equal to the Initial Beneficiary Advance Amount, as applicable;

(ii)  as of the relevant Exchange Note Funding Date, no Warehouse Facility Termination Event or Unmatured Warehouse Facility Termination Event shall have occurred and be continuing, or would occur as a result of such issuance;

(iii)  no Adverse Selection Criteria shall have been used in selecting the applicable Closed-End Assets; and

(iv)  the Borrower shall have delivered to the Deal Agent an Officer’s Certificate to the effect that the conditions set forth in clauses (ii) and (iii) of this Section 6.4(a) have been satisfied, together, in the case of a Closed-End Exchange Note issued in connection with an Initial Beneficiary Purchase, with a Borrowing Base Certificate conforming to the requirements of the Receivables Financing Agreements showing that the Aggregate Loan Amount will not exceed the Borrowing Base after giving effect to such Initial Beneficiary Purchase (and corresponding reduction in the Aggregate Loan Amount) and the applicable reallocation of Closed-End Assets to such Reference Pool.

(b)            The obligation of the Closed-End Administrative Agent to authenticate any Closed-End Exchange Note and to acknowledge and deliver the related Exchange Note Supplement is subject to the delivery to the Closed-End Administrative Agent of the following:

(i)  notice from the Borrower (with a copy to the Deal Agent) specifying the Exchange Note Issuance Date, to be provided at least two (2) Business Days before the Exchange Note Issuance Date;

(ii)  the Exchange Note Supplement, executed by each party thereto other than the Closed-End Administrative Agent;

(iii)  a Collateral Agency Accession Agreement and Joinder Agreement to the Intercreditor Agreement, in each case executed by the Person that will ultimately acquire (through one or more intermediate Persons) the Closed-End Exchange Note from the Initial Beneficiary on the Exchange Note Issuance Date); and

(iv)  an Officer’s Certificate from the Borrower that all conditions precedent to the authentication and delivery of such Closed-End Exchange Note or Closed-End Exchange Notes, as applicable, have been satisfied.

(c)            Following satisfaction of the conditions set forth in Section 6.4(b), the Closed-End Administrative Agent will (i) acknowledge the Exchange Note Supplement and (ii)

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authenticate and deliver one or more Closed-End Exchange Notes, as applicable, in the form, with an Exchange Note Balance and with the other terms specified in such Exchange Note Supplement.

(d)            No Closed-End Exchange Note will be entitled to any benefit under this Collateral Agency Agreement or any Exchange Note Supplement or be valid for any purpose, unless:

(i)  the conditions precedent to the issuance of such Closed-End Exchange Note set forth in this Collateral Agency Agreement and in the related Exchange Note Supplement have been satisfied;

(ii)  a certificate of authentication appears on such Closed-End Exchange Note; and

(iii)  such certificate of authentication is substantially in the form provided for with respect to such Closed-End Exchange Note and is executed by the Closed-End Administrative Agent by the manual or facsimile signature of one of its authorized signatories.

The certificate of authentication appearing upon any Closed-End Exchange Note will be conclusive evidence, and the only evidence, that such Closed-End Exchange Note has been duly authenticated and delivered under this Collateral Agency Agreement.

Notwithstanding the foregoing, the Closed-End Administrative Agent shall not be authorized, permitted or obligated to authenticate any Closed-End Exchange Note, or to acknowledge and deliver the related Exchange Note Supplement, if the Closed-End Administrative Agent has received notice from the Deal Agent to the effect that the conditions set forth in Section 6.4(a) have not been satisfied, unless such notice has been subsequently rescinded (such rescission to occur only upon notice of the Deal Agent to the Closed-End Administrative Agent). The Deal Agent agrees for the benefit of the Borrower that shall not deliver a notice of the type described in the immediately preceding sentence unless the Deal Agent has concluded in good faith following, reasonable investigation, there has been a failure of the conditions set forth in Section 6.4(a).

(e)            Each Closed-End Exchange Note will state that (i) any claim that the applicable Exchange Noteholder may seek to enforce at any time against the Borrower will be limited in recourse to the assets included in the related Reference Pool, (ii) if, notwithstanding clause (i), the Exchange Noteholder of such Closed-End Exchange Note is deemed to have any claim against the assets of the Borrower other than the assets described in clause (i), such claim will be subordinate to the payment in full, including post-petition interest, of the claims of the Warehouse Facility Secured Parties and to the holders of all other Closed-End Exchange Notes with respect to such assets and (iii) such recitation constitutes an enforceable subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

(f)            The Initial Beneficiary hereby releases all claims that it may have under the securities laws or otherwise against the Deal Agent or the Warehouse Facility Secured Parties with respect to any Initial Beneficiary Purchase, Initial Beneficiary Advance or the other transactions contemplated by this Article VI.

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Section 6.5            Registration; Registration of Transfer and Exchange.

(a)            The Borrower will cause to be kept a register (the “Exchange Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Borrower will provide for the registration of Closed-End Exchange Notes and the registration of transfers of Closed-End Exchange Notes. The Closed-End Administrative Agent initially will be the “Exchange Note Registrar” and will keep the Exchange Note Register, as agent for and on behalf of the Borrower, for the purpose of the registration and transfer of Closed-End Exchange Notes as provided in this Collateral Agency Agreement. Upon any resignation of the Exchange Note Registrar, the Borrower will promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Exchange Note Registrar. If a Person other than the Closed-End Administrative Agent is appointed by the Borrower as Exchange Note Registrar, (i) the Borrower will give the Closed-End Administrative Agent prompt notice of the appointment of such Exchange Note Registrar and of the location, and any change in the location, of the Exchange Note Register, (ii) the Closed-End Administrative Agent will have the right to inspect the Exchange Note Register at all reasonable times and to obtain copies of the Exchange Note Register, and (iii) the Closed-End Administrative Agent will have the right to rely upon a certificate executed on behalf of such Exchange Note Registrar by an Authorized Officer of the Exchange Note Registrar as to the names and addresses of the Exchange Noteholders and the principal amounts and number of such Closed-End Exchange Notes.

(b)            Upon surrender for registration of transfer of any Closed-End Exchange Note, if the requirements of Section 8-401(a) of the UCC are met, the Borrower will execute, and the Closed-End Administrative Agent will authenticate and will deliver to the related Exchange Noteholder, in the name of the designated transferee or transferees, a new Closed-End Exchange Note in the same aggregate principal amount.

(c)            Each Closed-End Exchange Note issued upon any registration of transfer or exchange of a Closed-End Exchange Note will be the valid obligation of the Borrower, evidencing the same debt, and entitled to the same benefits under this Collateral Agency Agreement and the related Exchange Note Supplement, as the Closed-End Exchange Note surrendered upon such registration of transfer or exchange.

(d)            Every Closed-End Exchange Note presented or surrendered for registration of transfer or exchange will be accompanied by a transferee representation letter substantially in the form of Exhibit D (with such changes therein as may be approved by the Closed-End Servicer), signed by the proposed transferee, and such other documents or evidence from the Exchange Noteholder proposing to make such transfer, or from the proposed transferee, as the Closed-End Administrative Agent may require.

(e)            Neither the Borrower nor the Closed-End Administrative Agent will impose a service charge on an Exchange Noteholder for any registration of transfer or exchange of a Closed-End Exchange Note, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Closed-End Exchange Note. Notwithstanding the foregoing, in no event will the Deal Agent or the Warehouse Facility Lenders be obligated to pay any such amounts in connection with the issuance of Closed-End Exchange Notes.

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(f)             By acceptance of any Closed-End Exchange Note, the Exchange Noteholder thereof (excluding for this purpose the Deal Agent or any Warehouse Facility Lender) agrees with and represents to the Borrower and the Closed-End Administrative Agent, that:

(i)  no Transfer of such Closed-End Exchange Note will be made unless the registration requirements of the Securities Act are complied with, or such transfer is exempt from the registration requirements under the Securities Act, and only to either (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, (B) an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or (C) the Initial Beneficiary or its Affiliates in a transaction exempt from the registration requirements of the Securities Act and, in each case, such transfer is in accordance with any applicable State securities laws, and the transferee executes and delivers to the Closed-End Administrative Agent a transferee representation letter substantially in the form of Exhibit D;

(ii)  either (A) it is not, and is not acquiring and holding such Closed-End Exchange Notes on behalf of, a Plan or a governmental or church plan that is subject to Section 406 of ERISA or Section 4975 of the Code or to any federal, state, foreign or local law that is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code or (B) its acquisition and holding of such Closed-End Exchange Note throughout the period that it holds such Closed-End Exchange Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or church plan, a violation of any similar federal, state, foreign or local law). In addition, if the holder is, or is acting on behalf of, a Plan, the fiduciaries of such Plan represent and warrant that they have been informed of and understand the Borrower’s investment objectives, policies and strategies and that the decision to invest such Plan’s assets in such Closed-End Exchange Note was made with appropriate consideration of relevant investment factors with regard to such Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA;

(iii)  none of the Borrower, the Closed-End Administrative Agent or any other Person is under an obligation to register any Closed-End Exchange Note under the Securities Act or any State securities laws. Each Closed-End Exchange Note will bear a legend to the following effect unless determined otherwise by the Closed-End Servicer (as certified to the Closed-End Administrative Agent in an Officer’s Certificate):

“THIS CLOSED-END EXCHANGE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CLOSED-END EXCHANGE NOTE, AGREES THAT THIS CLOSED-END EXCHANGE NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR

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(3) TO THE INITIAL BENEFICIARY OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES, AND SUBJECT TO THE RECEIPT BY THE CLOSED-END ADMINISTRATIVE AGENT OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE CLOSED-END ADMINISTRATIVE AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS;” and

(iv)  As a condition to the registration of any sale, transfer, assignment, participation, pledge or other disposition (each, a “Transfer”) of a Closed-End Exchange Note, the prospective transferee of such Closed-End Exchange Note will be required to represent to the Borrower and the Closed-End Administrative Agent, the following, unless determined otherwise by the Closed-End Servicer (as certified to the Closed-End Administrative Agent in an Officer’s Certificate):

(1)  It understands that no subsequent Transfer of the Closed-End Exchange Note is permitted unless it causes its proposed transferee to provide to the Closed-End Administrative Agent and the Borrower a transferee representation letter substantially in the form of Exhibit D (with such changes therein as may be approved by the Closed-End Servicer), or such other statement as the Borrower may require.

(2)  It understands that any purported Transfer of a Closed-End Exchange Note (or any interest therein) in contravention of any of the restrictions and conditions contained in this Section 6.5 will be null and void, and the purported transferee in any such purported Transfer will not be recognized by the Borrower or any other Person as an Exchange Noteholder for any purpose.

Section 6.6            Mutilated, Destroyed, Lost or Stolen Closed-End Exchange Notes.

(a)            If (i) any mutilated Closed-End Exchange Note is surrendered to the Closed-End Administrative Agent, or the Closed-End Administrative Agent receives evidence to its satisfaction of the destruction, loss or theft of any Closed-End Exchange Note, and (ii) there is delivered to the Closed-End Administrative Agent such security or indemnity as may be required by it to hold the Borrower and the Closed-End Administrative Agent harmless, then, in the absence of notice to the Borrower, the Exchange Note Registrar or the Closed-End Administrative Agent that such Closed-End Exchange Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC (a “Protected Purchaser”), and provided that the requirements of Section 8-405 of the UCC are met, the Borrower will execute, and the Closed-End Administrative Agent will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Closed-End Exchange Note, a replacement Closed-End Exchange Note, except that if any such destroyed, lost or stolen Closed-End Exchange Note (but not a mutilated Closed-End Exchange Note) is due and payable within 7 days or has been called for redemption, instead of issuing a replacement Closed-End Exchange Note, the Borrower may pay such destroyed, lost or stolen Closed-End Exchange Note when so due or payable or upon the Exchange Note Redemption Date applicable to such Closed-End Exchange Note without surrender of

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such Closed-End Exchange Note. If, after the delivery of such replacement Closed-End Exchange Note or payment of a destroyed, lost or stolen Closed-End Exchange Note pursuant to the preceding sentence, a Protected Purchaser of the original Closed-End Exchange Note in lieu of which such replacement Closed-End Exchange Note was issued (or such payment made) presents for payment such original Closed-End Exchange Note, the Borrower and the Closed-End Administrative Agent will be entitled to recover such replacement Closed-End Exchange Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Closed-End Exchange Note (or such payment) from such Person to whom such replacement Closed-End Exchange Note (or such payment) was delivered or any assignee of such Person, except a Protected Purchaser, and will be entitled to recover upon the security or indemnity provided for such replacement Closed-End Exchange Note (or such payment) to the extent of any cost, expense, loss, damage, claim or liability incurred by the Borrower or the Closed-End Administrative Agent in connection with such replacement Closed-End Exchange Note (or such payment).

(b)            Upon the issuance of any replacement Closed-End Exchange Note under this Section 6.6, the Borrower may require the payment by the Exchange Noteholder of such Closed-End Exchange Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to such replacement Closed-End Exchange Note and any other reasonable expenses of the Borrower and/or the Closed-End Administrative Agent in connection with such replacement Closed-End Exchange Note.

(c)            Every replacement Closed-End Exchange Note issued pursuant to this Section 6.6 will constitute an original additional contractual obligation of the Borrower, whether or not the mutilated, destroyed, lost or stolen Closed-End Exchange Note is enforceable by anyone and, except as provided in this Collateral Agency Agreement, will be entitled to all the benefits of this Collateral Agency Agreement equally and proportionately with any and all other Closed-End Exchange Notes duly issued under this Collateral Agency Agreement and the related Exchange Note Supplement.

(d)            The provisions of this Section 6.6 are exclusive and preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Closed-End Exchange Notes.

Section 6.7            Payment of Principal of and Interest on the Closed-End Exchange Notes.

(a)            Each Closed-End Exchange Note will accrue interest at the applicable Exchange Note Interest Rate, and such interest will be due and payable, in an amount equal to the applicable Exchange Note Interest Amount, on each applicable Closed-End Exchange Note Payment Date. Interest and principal on the Closed-End Exchange Notes will be paid by wire transfer in immediately available funds, to the account of such Exchange Noteholder (as designated by such Exchange Noteholder to the Exchange Note Registrar on or prior to the date such payment is to be made), except that the final installment of principal payable with respect to such Closed-End Exchange Note on a Closed-End Exchange Note Payment Date, an Exchange Note Redemption Date or the Final Scheduled Payment Date will be payable in accordance with Section 6.5(b). Amounts withheld under the Code or any State or local tax law by any Person from a payment to any Exchange Noteholder of interest and/or principal will be considered as having been paid by the Borrower to such Exchange Noteholder for all purposes of this Collateral Agency Agreement and the related Exchange Note Supplement.

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(b)            The principal of each Closed-End Exchange Note will be payable in accordance with Article X and the related Exchange Note Supplement. Principal payments will be due on each Closed-End Exchange Note on each Closed-End Exchange Note Payment Date in the amount set forth in the applicable Exchange Note Supplement. The entire outstanding Exchange Note Balance of each Closed-End Exchange Note will become due and payable on the Final Scheduled Payment Date with respect to such Closed-End Exchange Note. Notwithstanding the foregoing, the entire unpaid Exchange Note Balance of any Closed-End Exchange Note will be due and payable on the date on which an Exchange Note Default with respect to such Closed-End Exchange Note has occurred and is continuing, if the applicable Exchange Noteholder has declared such Closed-End Exchange Note to be immediately due and payable in the manner provided in Section 8.7(c). The final installment of principal of each Closed-End Exchange Note will be payable only upon presentation and surrender of such Closed-End Exchange Note to the Exchange Note Registrar.

(c)            If the applicable Monthly Exchange Note Report (a copy of which has been delivered to the Closed-End Administrative Agent) indicates that funds are expected to be available for payment in full of the then remaining unpaid principal amount of a Closed-End Exchange Note on a Closed-End Exchange Note Payment Date, then the Closed-End Administrative Agent will notify the applicable Exchange Noteholder of the date on which the Borrower expects that the final installment of principal of and interest on such Closed-End Exchange Note will be paid not later than 5 days prior to such date. Such notice will specify that such final installment will be payable only upon presentation and surrender of such Closed-End Exchange Note and will specify the place where such Closed-End Exchange Note may be presented and surrendered for payment of such installment.

Section 6.8            Cancellation of Closed-End Exchange Notes.

In connection with an optional redemption or payment in full of a Closed-End Exchange Note pursuant to the applicable Servicing Supplement or Exchange Note Supplement, the Exchange Noteholder, by notice to the Borrower, the Closed-End Servicer, the Closed-End Collateral Agent and the Closed-End Administrative Agent, may request that the Borrower cancel the Closed-End Exchange Note. Upon such request, the Borrower will, pursuant to this Section 6.8, cancel the Closed-End Exchange Note and, upon cancellation, if no other Closed-End Exchange Notes related to such Reference Pool are Outstanding, the applicable Reference Pool will be deemed to no longer exist and the Closed-End Units included in such Reference Pool will be deemed to be (without further action of any Person) reallocated to the Warehouse Facility Pool.

ARTICLE VII
RELEASE OF COLLATERAL; Allocation of collateral

Section 7.1            Release of Collateral Upon Satisfaction of Certain Secured Obligations.

Upon receipt by the Closed-End Collateral Agent of Officer’s Certificates from each Secured Party stating that (a) all Secured Obligations owed (or deemed owed) to such Secured Party have been paid in full and, if applicable (b) its Commitment has been terminated, the Closed-End Collateral Agent shall (provided that the Borrower shall have made adequate provision for the reasonable expenses of the Closed-End Collateral Agent associated with such release of Collateral and all other amounts payable to the Collateral Agent under this Collateral Agency Agreement and the other Basic Documents) (i) execute and deliver to the Borrower such documents (including UCC termination statements) as shall

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be necessary to release all of the Collateral from the liens or security interest evidenced by the Collateral Documents, which documents shall be prepared by the Borrower and approved by the Closed-End Collateral Agent and (ii) deliver or cause to be delivered to the Borrower, without any representation, warranty or recourse of any kind whatsoever, all property, including all moneys, instruments and securities, of the Borrower then held by the Closed-End Collateral Agent.

Section 7.2      Effect of Release of Collateral.

Upon the effectiveness of the release of the Collateral pursuant to Section 7.1, all right, title and interest of the Closed-End Collateral Agent and the Secured Parties in, to and under the Collateral and the Collateral Documents shall terminate and shall revert to the Borrower, its successors and assigns, and the estate, right, title and interest of the Closed-End Collateral Agent therein shall thereupon cease, terminate and become void. The cancellation and satisfaction of such right, title and interest shall be without prejudice to the rights of the Closed-End Collateral Agent or any successor Closed-End Collateral Agent to charge and be reimbursed for any expenditures that it may thereafter incur in connection therewith.

Section 7.3      No Recourse.

Any release granted by the Closed-End Collateral Agent pursuant to this Article VII shall be without recourse to the Closed-End Collateral Agent.

Section 7.4      Designation of Wind-Down Pool.

(a)         Designation of the Wind-Down Pool. On the fifth (5th) Business Day prior to the Scheduled Commitment Termination Date for any Warehouse Facility with respect to which either (i) the Borrower shall not have requested an extension or (ii) the Alternate Lender under such Warehouse Facility shall not, prior to such date, have provided the Borrower with written notice of its acceptance of Borrower’s request for an extension, if any, and so long as no Warehouse Facility Termination Event shall have occurred and be continuing, and subject to the conditions specified in this Section 7.4, the Closed-End Servicer will designate, by notice to the Closed-End Collateral Agent in substantially the form set forth as Exhibit H and in accordance with Section 7.4(b) (each such notice, a “Wind-Down Pool Reallocation Notice”), a portion of the Closed-End Units included in the Warehouse Facility Pool as the “Wind-Down Pool” with respect to the Warehouse Facility Note related to such Warehouse Facility (the “Wind-Down Note”). Upon the effectiveness of such designation, Closed-End Units designated as being included in the applicable Wind-Down Pool will no longer be part of the Revolving Pool and will not be available to be part of any other Wind-Down Pool until such applicable Wind-Down Note has been repaid in full. Each Wind-Down Note will be payable solely from Closed-End Collections on the Closed-End Units in the related Wind-Down Pool in accordance with the priorities set forth in Article X and the applicable Receivables Financing Agreement. For purposes of determining the amount and portion of Closed-End Collections that are applicable to any Wind-Down Pool, the Closed-End Units included in such Wind-Down Pool will be deemed to have been included in such Wind-Down Pool from and after the Wind-Down Date specified in the Wind-Down Pool Reallocation Notice that designates such Wind-Down Pool.

Each Wind-Down Pool Reallocation Notice will include the following information:

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(i)  The applicable Wind-Down Pool to which such Closed-End Assets are to be reallocated; and

(ii)  the applicable Wind-Down Date, which shall also be (A) the effective date as of which the applicable Closed-End Units are to be reallocated to the applicable Wind-Down Pool and (B) the date as of which all Closed-End Collections on such assets will be applied as Wind-Down Pool Collections with respect to the Wind-Down Pool to which such assets are to be reallocated.

Subject to the conditions set forth in the next sentence, and as of the Wind-Down Date set forth in the applicable Wind-Down Pool Reallocation Notice, the Closed-End Assets identified therein will be reallocated to the applicable Wind-Down Pool set forth in the Wind-Down Pool Reallocation Notice. Each such reallocation pursuant to this subsection (a) shall be subject to the following conditions:

(A)	as of such Wind-Down Date, no Warehouse Facility Termination Event or Unmatured Warehouse Facility Termination Event (other than an Unmatured Warehouse Facility Termination Event relating to a Termination Event described in clause (ii) in the parenthetical set forth in clause (b) of the definition of Warehouse Facility Termination Event in the Receivables Financing Agreement for the applicable Wind-Down Facility) shall have occurred and be continuing, or would occur as a result of such reallocation;

(B)	the Borrower shall have delivered to the Deal Agent and each Warehouse Facility Agent (1) an Officer’s Certificate, which includes reasonably detailed calculations supporting the statements therein, to the effect that the conditions set forth in clause (A), above, and clauses (D) and (E), below, have, in each case, been satisfied, and (2) a Borrowing Base Certificate conforming to the requirements of the Receivables Financing Agreements showing that the Aggregate Loan Amount will not exceed the Borrowing Base after giving effect to such reallocation (and consequent reduction of the Aggregate Loan Amount) to occur in connection therewith;

(C)	the Outstanding Principal Balance of the Closed-End Assets allocated to the Wind-Down Pool shall be sufficient to ensure that the outstanding principal balance under the applicable Wind-Down Warehouse Facility as of the Wind-Down Date shall be no greater than the applicable Wind-Down Borrowing Base;

(D)	in selecting the Closed-End Assets for allocation to a Wind-Down Pool, the Closed-End Servicer shall employ no Adverse Selection Criteria;

(E)	the Closed-End Servicer shall select Closed-End Assets for allocation to a Wind-Down Pool on a random basis; provided, however, that with respect to any Specified Parameter, in no event will the fraction, expressed as a percentage, (1) the numerator of which is equal to the absolute value of the difference between (a) such Specified Parameter computed with respect to the Closed-End Assets included in the Warehouse Facility Pool minus (b) such Specified Parameter computed with respect to the Closed-End Assets included in such Wind-Down Pool and (2) the denominator of which is equal to such Specified Parameter computed with respect to the Closed-End Assets included in such Warehouse Facility Pool, measured in each case as of the related Wind-Down Date, be greater than the Permitted Variance for such Specified Parameter; and

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(F)	as of the Wind-Down Date, the Borrower has complied with Section 9.1(j) of each Receivables Financing Agreement.

(b)            Identification of Assets. In identifying Closed-End Assets in the Warehouse Facility Pool to be allocated to any Wind-Down Pool, the Closed-End Servicer will identify to the Closed-End Collateral Agent:

(i)  Closed-End Leases by account number;

(ii)  Closed-End Vehicles by vehicle identification number; and

any other assets included in the Warehouse Facility Pool by such description in such form that will permit the Closed-End Collateral Agent to identify such assets separately from any other Closed-End Assets.

Section 7.5      Reallocation of Assets from Wind-Down Pool.

Following payment in full of all Secured Obligations owed (or deemed owed) to any Wind-Down Lender, the Closed-End Assets included in the related Wind-Down Pool shall automatically, without further action by any party, be reallocated to the Revolving Pool; provided, however, that the Closed-End Servicer may elect, by delivery of a Reference Pool Reallocation Notice in accordance with Section 6.2(b), copies of which Reference Pool Reallocation Notice will be provided to the Deal Agent and each Warehouse Facility Agent, to have the Closed-End Assets included in such Wind-Down Pool reallocated, following payment in full of such Secured Obligations, to the Reference Pool designated in such Reference Pool Reallocation Notice (provided, however, that, for the avoidance of doubt, such reallocation pursuant to this Section 7.5 shall not be contingent on the conditions listed in subclauses (A) through (D) of Section 6.2(b)).

ARTICLE VIII
REMEDIES

Section 8.1      Default Notice.

After any Secured Party (or the Deal Agent on behalf of any Warehouse Facility Secured Party) has given the Closed-End Collateral Agent a Default Notice (and so long as such Default Notice has not been withdrawn), the Required Secured Parties with respect thereto (or the Deal Agent on behalf of the Required Warehouse Lenders in the case of a Default Notice in respect of a Warehouse Facility) may direct the Closed-End Collateral Agent to take any action the Closed-End Collateral Agent is permitted to take after delivery of a Default Notice (or after the occurrence of the Warehouse Facility Termination Event or Exchange Note Default giving rise to such Default Notice) under applicable law, this Collateral Agency Agreement or any Receivables Financing Agreement, Exchange Note Supplement or Collateral Document, and, subject to Section 8.13, upon receiving such direction, the Closed-End Collateral Agent shall forthwith commence such action. The Deal Agent or the Secured Party that delivered a Default Notice shall be entitled to withdraw the Default Notice by delivering written notice of such withdrawal to the Closed-End Collateral Agent (i) before the Closed-End Collateral Agent takes any action to exercise any remedy with respect to the Collateral, or (ii) thereafter, if the Secured Parties

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indemnify the Closed-End Collateral Agent with respect to all reasonable costs and expenses incurred by the Closed-End Collateral Agent in connection with reversing all actions the Closed-End Collateral Agent has taken to exercise any remedy or remedies with respect to the Collateral. Nothing in this Section 8.1 is intended to modify the rights that the Closed-End Collateral Agent has by law or under this Collateral Agency Agreement or any other agreement for the benefit of the Secured Parties with respect to the Borrower or the Collateral, but rather is intended to provide a mechanism for the enforcement of such rights and performance of incidental actions.

Section 8.2      Remedies Generally.

(a)            To the extent permitted by applicable law and the Security Agreement, the Borrower hereby waives presentment, demand, protest or any notice of any kind in connection with this Collateral Agency Agreement, any Collateral, each Closed-End Exchange Note and each other instrument issued pursuant to any Receivables Financing Agreement or Exchange Note Supplement.

(b)            The Borrower hereby irrevocably constitutes and appoints the Closed-End Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Borrower, from time to time in the Closed-End Collateral Agent’s discretion, for the purpose of carrying out the terms of this Collateral Agency Agreement and the Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Closed-End Collateral Agent the power and right on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

(i)  ask for, demand, sue for, collect, receive and/or give acquittance for any and all money due or to become due upon or by virtue hereof and thereof;

(ii)  receive, take, endorse, assign and/or deliver any and all checks, notes, drafts, acceptances, documents and/or other negotiable and non-negotiable instruments and chattel paper taken or received by the Closed-End Collateral Agent in connection herewith and therewith;

(iii)  commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith, in each case relating to the Collateral;

(iv)  sell, transfer, assign and/or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Closed-End Collateral Agent were the absolute owner thereof;

(v)  make demands, give consents and releases, and/or exercise any other rights contemplated and/or permitted by the Collateral Documents;

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(vi)  do, at its option and at the expense and for the account of the Borrower, at any time and from time to time, all acts and things that the Closed-End Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral; and

(vii)  in the circumstances described in clause (d) below, perform the affirmative obligations of the Borrower hereunder;

provided, however, that, the Closed-End Collateral Agent will not take any of the actions described in clauses (i) through (vi) unless the Closed-End Collateral Agent has received (A) a Default Notice or (B) a notice of unmatured default under, or with respect to, any Warehouse Facility or Closed-End Exchange Note arising from either (1) a failure to pay timely principal and interest with respect thereto or (2) the bankruptcy or insolvency of the Borrower or Closed-End Servicer, in either case from a Warehouse Facility Lender (and only for so long as such Default Notice or other notice has not been withdrawn).

The Borrower acknowledges that the foregoing power of attorney is coupled with an interest and is irrevocable.

(c)            Upon receipt of a Default Notice, but subject to this Article VIII, (i) the Closed-End Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it or the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) may deem appropriate to protect and enforce the rights vested in it by this Collateral Agency Agreement and each Collateral Document and (ii) the Closed-End Collateral Agent may proceed by suit or suits at law or in equity to enforce such rights, foreclose upon the Collateral and/or sell all or any of the Collateral under the judgment or decree of a court of competent jurisdiction, provided that nothing in this Section 8.2 shall be construed to impose a duty on the Closed-End Collateral Agent to take any discretionary action without first receiving direction from the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf).

(d)            If at any time the Borrower fails to perform any agreement contained herein or in any Collateral Document, the Closed-End Collateral Agent may, after not less than five Business Days’ notice to the Borrower of its intent to do so, itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Closed-End Collateral Agent incurred in connection therewith shall be payable by the Borrower pursuant to Section 2.3.

Section 8.3      Appointment of a Receiver.

If a receiver of the Collateral shall be appointed in judicial proceedings, the Closed-End Collateral Agent or the Closed-End Administrative Agent may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Closed-End Collateral Agent and the Closed-End Administrative Agent shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Collateral Agency Agreement or any Collateral Document.

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Section 8.4      Exercise of Powers.

All of the powers, remedies and rights of the Closed-End Collateral Agent as set forth in this Collateral Agency Agreement may be exercised by the Closed-End Collateral Agent in respect of any Collateral Document as though set forth at length therein and all the powers, remedies and rights of the Closed-End Collateral Agent and the Secured Parties as set forth in any Collateral Document may be exercised from time to time as herein and therein specified, provided that nothing in this Section shall be construed to impose a duty on the Closed-End Collateral Agent to take any discretionary action without first receiving direction from the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf).

Section 8.5      Actions of the Collateral Agent Upon Default.

(a)            Subject to Section 8.13, if the Closed-End Collateral Agent shall have received a Default Notice:

(i)  The Closed-End Collateral Agent shall take such action as is required by this Article VIII and take such other action as the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) shall request in writing; and

(ii)  The Closed-End Collateral Agent shall follow the written directions of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) with respect to the time, method and place of taking any action required by the preceding clause (i) or, if no such direction is provided, then the Closed-End Collateral Agent may take such action in the manner it deems advisable in order to protect the interests of the Secured Parties, provided that nothing in this Section shall be construed to impose a duty on the Closed-End Collateral Agent to take any discretionary action without first receiving direction from the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf).

(b)            Nothing in this Section 8.5 shall impair the right of the Closed-End Collateral Agent in its discretion to take or omit to take any action deemed proper by the Closed-End Collateral Agent and which action or omission is not inconsistent with the direction of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf); provided, however, that, the Closed-End Collateral Agent shall not be under any obligation to take any action that is left to the discretion of the Closed-End Collateral Agent under the provisions hereof without the prior written direction of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) without first being reasonably satisfied that it is or will be duly indemnified for any loss, costs or damage caused by, or in connection with, its taking such action (except any loss, costs or damage caused by its own gross negligence or willful misconduct) or that could reasonably be expected to subject the Closed-End Collateral Agent to liability against which indemnity would not be satisfactory.

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Section 8.6      Warehouse Facility Remedies.

Without limiting the generality of Section 8.5:

(a)            Following the occurrence and during the continuation of a Facility Servicer Event of Default or a Warehouse Facility Servicer Default, the Required Warehouse Lenders may direct the Deal Agent to terminate the rights and obligations of the Closed-End Servicer and appoint a new Person acceptable to the Required Warehouse Lenders to perform the duties of Closed-End Servicer under the Closed-End Servicing Agreement, all in accordance with and subject to Article VIII of the Closed-End Servicing Agreement;

(b)            after the Closed-End Collateral Agent has received a Default Notice (that has not been withdrawn), the Required Warehouse Lenders (or the Deal Agent on their behalf) may direct the Closed-End Collateral Agent to give notice to the Company Account Bank, as provided in the Company Account Agreement, of the exercise by the Closed-End Collateral Agent of exclusive dominion and control over the Company Account; provided, however, that, any such notice may be given only pursuant to and in accordance with the terms of, and procedures set forth in, the Company Account Agreement;

(c)            after the Closed-End Collateral Agent has taken control of the Company Account in the manner set forth in Section 8.6(b), the Closed-End Collateral Agent shall direct the Company Account Bank to withdraw from the Company Account, and deposit into the Lease Funding Account, all Closed-End Collections with respect to the Warehouse Facility Pool that are on deposit in the Company Account. The Closed-End Administrative Agent shall apply such amounts in accordance with the terms of this Collateral Agency Agreement;

(d)            after the Closed-End Collateral Agent has received a Default Notice (that has not been withdrawn), the Required Warehouse Lenders (or the Deal Agent on their behalf) may direct the Closed-End Collateral Agent to give notice to the Lease Funding Account Bank, as provided in the Lease Funding Account Agreement, of the exercise by the Closed-End Collateral Agent of exclusive dominion and control over the Lease Funding Account; provided, however, that, any such notice may be given only pursuant to and in accordance with the terms of, and procedures set forth in, the Lease Funding Account Agreement.

Section 8.7      Exchange Note Defaults.

(a)            Events Constituting Exchange Note Default. Except to the extent otherwise provided in the related Exchange Note Supplement, any of the following events or occurrences with respect to any Closed-End Exchange Note will constitute an “Exchange Note Default,” solely with respect to such Closed-End Exchange Note:

(i)  Failure to Pay Principal. The Borrower fails to pay or cause to be paid any principal of such Closed-End Exchange Note on the applicable Final Scheduled Payment Date and, if such failure is due to an administrative omission, mistake or technical

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difficulty, such failure continues for five (5) Business Days after the date when such principal became due or such other length of time as specified in the Exchange Note Supplement;

(ii)  Failure to Pay Interest. The Borrower fails to pay or cause to be paid any part of the Exchange Note Interest Amount, as specified in the Exchange Note Supplement, when due, and such failure continues for five (5) Business Days after the due date or such other length of time as specified in the Exchange Note Supplement;

(iii)  Breach of Covenant. There is a default in the observance or performance of any covenant or agreement of the Borrower made in this Collateral Agency Agreement or the related Exchange Note Supplement (other than a covenant or agreement, a default in the observance or performance of which is specifically covered by another Exchange Note Default), the Exchange Noteholders of such Closed-End Exchange Note are materially and adversely affected by such default and such default is not cured (x) on or before the 60th day after the Borrower has received a notice from such Exchange Noteholders that states that it is a “Notice of Exchange Note Default” and specifies the default or (y) within the period specified in the related Exchange Note Supplement; and

(iv)  Breach of Representation or Warranty. Any representation or warranty of the Borrower made in this Collateral Agency Agreement, the Exchange Note Supplement or in any certificate or other document delivered in connection with this Collateral Agency Agreement or the related Exchange Note Supplement with respect to such Closed-End Exchange Note proves to have been incorrect as of the time made, the Exchange Noteholders of such Closed-End Exchange Note are materially and adversely affected by such incorrectness and such incorrectness is not cured (x) on or before the 60th day after the Borrower has received a notice from such Exchange Noteholders that states that it is a “Notice of Exchange Note Default” and specifies the default or (y) within the period specified in the related Exchange Note Supplement.

(b)            Notice of Exchange Note Default. Within 5 Business Days after an Authorized Officer of the Borrower first has actual knowledge of the occurrence of an Exchange Note Default with respect to any Closed-End Exchange Note, the Borrower will notify the Closed-End Servicer, the Closed-End Administrative Agent, the Deal Agent and the related Exchange Noteholder of its status and what action, if any, the Borrower is taking or proposing to take with respect to such Exchange Note Default.

(c)            Acceleration of Closed-End Exchange Note Following Default. If an Exchange Note Default occurs and is continuing with respect to any Closed-End Exchange Note, the related Exchange Noteholder may, by notice to the Borrower, the Closed-End Servicer, the Closed-End Collateral Agent and the Closed-End Administrative Agent, declare such Closed-End Exchange Note to be immediately due and payable, and upon any such declaration the Exchange Note Balance of such Closed-End Exchange Note and any more senior Closed-End Exchange Note related to the same Reference Pool, together with accrued and unpaid interest thereon through the date of acceleration, will become immediately due and payable.

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Section 8.8      Closed-End Exchange Note Remedies.

(a)            If an Event of Bankruptcy or an Exchange Note Default has occurred and is continuing (and in the case of an Exchange Note Default, the Exchange Noteholder has taken the action described in Section 8.7(c)), subject to Article X, the related Exchange Noteholder may (i) commence appropriate Proceedings and pursue any of its other rights, remedies, powers or privileges under this Collateral Agency Agreement or otherwise; and (ii) direct the Closed-End Collateral Agent to and the Closed-End Collateral Agent will (x) institute Proceedings for the complete or partial foreclosure on the Closed-End Leases and Closed-End Vehicles included in the related Reference Pool; (y) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of such Exchange Noteholder; and/or (z) sell or otherwise liquidate all or a portion of the Collateral included in the Reference Pool with respect to such Closed-End Exchange Note, or any right or interest included in such Collateral, at one or more public or private sales called and conducted in any manner permitted by law.

(b)            The proceeds of any liquidation or sale of the Collateral included in any Reference Pool pursuant to Section 8.8(a)(ii)(z) will be applied in accordance with the applicable Exchange Note Supplement.

Section 8.9      Remedies Not Exclusive.

(a)            No remedy conferred upon or reserved to the Closed-End Collateral Agent, the Warehouse Facility Secured Parties or the Exchange Noteholder herein or in the Collateral Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Collateral Documents or now or hereafter existing at law, in equity or by statute.

(b)            No delay or omission of the Closed-End Collateral Agent, the Closed-End Administrative Agent, any Warehouse Facility Secured Party or any Exchange Noteholder, as applicable, to exercise any right or remedy whether accruing upon any Warehouse Facility Termination Event or Exchange Note Default or otherwise will impair any such right or remedy or constitute a waiver of or any acquiescence of such right or remedy. Every right and remedy conferred by this Collateral Agency Agreement or any other Collateral Document or Basic Document or by law to the Closed-End Collateral Agent, the Warehouse Facility Secured Parties or any Exchange Noteholder, as applicable, may be exercised from time to time, and as often as may be deemed expedient, by the Closed-End Collateral Agent, the Warehouse Facility Secured Parties or by the Exchange Noteholder, as the case may be.

(c)            In case the Closed-End Collateral Agent shall have proceeded to enforce any right, remedy or power under this Collateral Agency Agreement or any Collateral Document or Basic Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Closed-End Collateral Agent, then and in every such case the Borrower, the Closed-End Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such Collateral Document with respect to the Collateral and in all other

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respects, and thereafter all rights, remedies and powers of the Closed-End Collateral Agent shall continue as though no proceeding had been taken.

(d)            All rights of action and rights to assert claims upon or under this Collateral Agency Agreement and the Collateral Documents may be enforced by the Closed-End Collateral Agent without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Closed-End Collateral Agent shall be brought in its name as Closed-End Collateral Agent and any recovery of judgment shall be held as part of the Collateral.

Section 8.10      Waiver of Certain Rights.

The Borrower, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of the Security Agreement or this Collateral Agency Agreement and consents and agrees that all the Collateral at any such sale may be offered and sold as an entirety.

Section 8.11      Waiver of Past Defaults under Closed-End Exchange Notes.

(a)            Prior to the declaration of the acceleration of the maturity of the applicable Closed-End Exchange Note as provided in Section 8.7(c), the Exchange Noteholder may waive or rescind, by notice to the Closed-End Administrative Agent, any past Exchange Note Default, and its consequences; provided, however, that, the Closed-End Servicer has deposited into the applicable Exchange Note Collection Account established with respect to the related Reference Pool a sum sufficient to pay:

(i)  all payments of principal of and interest on the applicable Closed-End Exchange Note and all other amounts that would then be due under such Closed-End Exchange Note if the Exchange Note Default giving rise to such acceleration had not occurred; and

(ii)  all other amounts owed in respect of the applicable Closed-End Exchange Note in accordance with this Collateral Agency Agreement, the related Exchange Note Supplement and the other Basic Documents.

(b)            Upon any such waiver or rescission, such Exchange Note Default will cease to exist and be deemed to have been cured and not to have occurred, but no such waiver or rescission will extend to any subsequent or other Exchange Note Default, or impair any right consequent thereto. Any such rescission, consent or waiver by an Exchange Noteholder will be conclusive and binding upon such Exchange Noteholder and upon all future holders of such Closed-End Exchange Note and of any Closed-End Exchange Note issued upon the registration of transfer thereof or in exchange

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therefor or in lieu thereof whether or not notation of such rescission, consent or waiver is made upon such Closed-End Exchange Note.

Section 8.12      Limitation on Closed-End Collateral Agent’s Duties in Respect of Collateral.

Beyond its duties set forth in this Collateral Agency Agreement, the Closed-End Collateral Agent shall not have any duty to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

Section 8.13      Limitation by Law.

All rights, remedies and powers provided by this Article VIII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article VIII are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Collateral Agency Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

Section 8.14      Absolute Rights of Secured Parties.

Notwithstanding any other provision of this Collateral Agency Agreement or any provision of any Collateral Document, the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Obligations held by such Secured Party on or after the due date thereof as set forth in the applicable Basic Documents, to institute suit for the enforcement of such payment on or after such due date, or to assert its position as a secured creditor in a case under the Bankruptcy Code in which the Borrower is a debtor, or the obligation of any Person, which is also absolute and unconditional, to pay the Secured Obligations to the Secured Parties at the time and place expressed therein shall not be impaired or affected without the consent of such Secured Party. In addition, every right of each Secured Party to receive payment or security from sources other than the Collateral shall not be, and is not hereby, impaired or affected.

Section 8.15      Restricted Pool Condition.

In the event that the Closed-End Collateral Agent becomes aware that a failure of a Restricted Pool Condition with respect to the Warehouse Facility Pool or any Reference Pool has occurred under the Master Exchange Agreement, the Closed-End Collateral Agent shall deliver notice to each of the Warehouse Facility Secured Parties (in the case of a Restricted Pool Condition with respect to the Warehouse Facility Pool) or the applicable Exchange Noteholder (in the case of a Restricted Pool Condition with respect to its related Reference Pool). Upon the direction of the Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf), the Closed-End Collateral Agent shall deliver to the Qualified Intermediary a notice in the form set forth as Exhibit B (a “Restricted Pool Condition Failure Notice”), with copies to the Closed-End Servicer and the Deal Agent.

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ARTICLE IX
AMENDMENTS

Section 9.1      Amendments Without Consent of Exchange Noteholders or Warehouse Facility Lenders.

(a)            The Borrower, the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Deal Agent may enter into one or more Collateral Documents or amendments to this Collateral Agency Agreement, without the consent of the Exchange Noteholders or the Warehouse Facility Lenders:

(i)  to cure any ambiguity in, or to correct or supplement the description of any property subject to the security interest granted under, the Security Agreement, or better to assure, convey and confirm unto the Closed-End Collateral Agent any property subject or required to be subjected to the security interest granted under the Security Agreement, or to subject to the security interest granted under the Security Agreement additional property;

(ii)  to add to the covenants of the Borrower, or to surrender any right or power conferred upon the Borrower in this Collateral Agency Agreement, in each case for the benefit of the Secured Parties;

(iii)  to convey, transfer, assign, mortgage or pledge any property to the Closed-End Collateral Agent;

(iv)  to cure any ambiguity in or to correct or supplement any provision in this Collateral Agency Agreement that may be inconsistent with any other provision in this Collateral Agency Agreement or in any amendment or to make any other provisions with respect to matters or questions arising under this Collateral Agency Agreement which will not be inconsistent with the provisions of this Collateral Agency Agreement; provided that such action does not materially adversely affect the interests of the Exchange Noteholders; or

(v)  to evidence the acceptance of the appointment under this Collateral Agency Agreement of a successor Closed-End Administrative Agent, successor Closed-End Collateral Agent or successor Deal Agent.

All amendments pursuant to this Section 9.1 will be in form reasonably satisfactory to the Closed-End Administrative Agent. The Closed-End Administrative Agent and the Closed-End Collateral Agent are authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be contained in such amendment.

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Section 9.2      Amendments with Consent of Warehouse Facility Lenders but Without Consent of Exchange Noteholders.

Subject to Section 9.4, the Borrower, the Closed-End Collateral Agent, the Closed-End Administrative Agent, the Required Warehouse Lenders and the Deal Agent may enter into one or more amendments to this Collateral Agency Agreement, without the consent of the Exchange Noteholders, to add any provisions to, or change any manner or eliminate any of the provisions of, this Collateral Agency Agreement or modify in any manner the rights of the Exchange Noteholders under this Collateral Agency Agreement and any Exchange Note Supplement; provided, that (i) the Borrower delivers an Officer’s Certificate to the Closed-End Administrative Agent to the effect that such amendment will not materially adversely affect the interests of any Exchange Noteholder (other than Exchange Noteholders who have consented to such amendment) and (ii) the Exchange Note Supplements may require the consent of the Exchange Noteholders or other Persons to, or may impose additional restrictions on, amendments to this Collateral Agency Agreement, so long as such additional consent rights or restrictions do not impair the rights of the Borrower, the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Warehouse Facility Secured Parties, as otherwise provided in this Article IX, to make amendments to this Collateral Agency Agreement that relate solely to the Warehouse Facility Secured Parties, the Warehouse Facilities and/or the Warehouse Facility Pool.

Section 9.3      Amendments with Consent of Exchange Noteholders.

Subject to Section 9.4, this Collateral Agency Agreement may be amended (in any manner and for any purpose) by the Borrower, the Closed-End Collateral Agent, the Required Warehouse Lenders, the Deal Agent and the Closed-End Administrative Agent; provided, however, that, each Exchange Noteholder of an Outstanding Closed-End Exchange Note has consented to such amendment.

Section 9.4      Modifications Requiring Consent of All Warehouse Facility Lenders.

Notwithstanding anything to the contrary in Sections 9.2 and 9.3, no amendment or waiver shall, without the prior written consent of each Warehouse Facility Lender:

(i)  amend, modify or waive any provision of Section 2.1 or 2.8, Articles VI or XI, this Section 9.4 or, insofar as they relate to Section 2.8, Sections 8.1, 8.2, 8.4 and 8.6 without the written consent of each Warehouse Facility Lender; or

(ii)  change the definition of “Commitment”, “Default Notice”, “Percentage”, “Required Secured Parties”, “Required Warehouse Lender”, “Revolving Lender”, “Revolving Warehouse Facility”, “Revolving Warehouse Facility Secured Party”, “Secured Obligations”, “Secured Party”, “Voting Percentage”, “Warehouse Facility Lenders”, “Warehouse Facilities” (other than to reflect the addition of an Additional Warehouse Facility in accordance with Section 2.1(b)), “Warehouse Facility Secured Party”, “Wind-Down Borrowing Base”, “Wind-Down Lender”, “Wind-Down Warehouse Facility” or “Wind-Down Facility Secured Party”, as such definitions apply to this Collateral Agency Agreement.

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Section 9.5      Tax Opinion Requirement.

Notwithstanding any other part of this Article IX, so long as any Closed-End Exchange Notes remain Outstanding, no amendment to this Collateral Agency Agreement or any Exchange Note Supplement will be effective unless the Borrower delivers an Opinion of Counsel to the Closed-End Administrative Agent, in form reasonably satisfactory to it, to the effect that such amendment will not (a) cause any Closed-End Exchange Note to be deemed sold or exchanged for purposes of Section 1001 of the Code or (b) cause the Borrower to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

Section 9.6      Execution of Amendments.

In executing any amendment permitted by this Article IX, each of the Closed-End Collateral Agent and the Closed-End Administrative Agent may require, and, subject to the applicable limitations on exculpation and liability as are set forth in Section 3.3, Section 4.3, Section 5.3 and/or Section 5.4, as applicable to such Person, will be fully protected in relying upon, an Opinion of Counsel stating that (i) the execution of such amendment is authorized or permitted by this Collateral Agency Agreement and (ii) all conditions precedent to the execution and delivery of such amendment have been satisfied. Each of the Closed-End Collateral Agent and the Closed-End Administrative Agent may, but is not be obligated to, enter into any such amendment that affects such party’s own rights, powers, duties, obligations, liabilities or immunities under this Collateral Agency Agreement.

ARTICLE X
APPLICATION OF CLOSED-END COLLECTIONS; CREDITORS’ RELATIONS

Section 10.1      Allocation of Closed-End Collections.

The Secured Parties, by entering into this Collateral Agency Agreement, acknowledge and agree that, notwithstanding that the obligations arising under the Warehouse Facilities and the Closed-End Exchange Notes are secured, pursuant to the Security Agreement, by a single security interest in all of the Collateral (i) each such Person will be subject to the limitation of recourse, waiver of claims and rights, and subordination provisions set forth in this Article X and (ii) all Closed-End Collections will be applied in accordance with the priorities and procedures set forth in this Article X.

Section 10.2      Application of Closed-End Collections on the Revolving Pool Prior to Default.

Except during the effective time of any Default Notice delivered pursuant to Section 8.1, (A) all Revolving Pool Excess Funds and Closed-End Warehouse Additional Amounts designated by the Servicer for allocation to the Revolving Pool from time to time withdrawn from the Lease Funding Account and deposited into the Company Account pursuant to Section 5.2(b)(v) of the Closed-End Servicing Agreement, (B) all payments received by the Borrower under any Qualifying Hedge Contract entered into in connection with the Revolving Pool and (C) any capital contributions made pursuant to Section 5.1(a) of the Closed-End Servicing Agreement and designated by ALF LLC as having been made in respect of the Revolving Pool shall be applied on each Payment Date (or, with respect to clauses “FOURTH” and “FIFTH” below, from time to time) by the Closed-End Servicer as follows:

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FIRST, with respect to any Qualifying Hedge Contract entered into with respect to the Revolving Pool, any net payments owing to the related Hedge Counterparty under such Qualifying Hedge Contract (excluding any payment amounts due to the related Hedge Counterparty in respect of any early termination of the such Qualifying Hedge Contract);

SECOND, to each Revolving Warehouse Facility Agent, for the account of the related Revolving Facility Lenders, all accrued and unpaid interest (other than any Subordinated Interest) on all Advances made by such Revolving Facility Lenders under the related Warehouse Facility;

THIRD, to each Revolving Warehouse Facility Agent, for its own account and for the account of the related Revolving Facility Lenders, all accrued and unpaid Fees that are currently due and payable under the related Receivables Financing Agreement and/or the related Fee Letter;

FOURTH, on or prior to the sixth Business Day following a day on which the Aggregate Loan Amount exceeds the Borrowing Base, to the Revolving Warehouse Facility Agents, for the accounts of each and for the accounts of the related Revolving Lenders, a prepayment of the outstanding Advances made by the Revolving Lenders in an amount equal to the amount necessary to reduce the Aggregate Loan Amount such that it is equal to or less than the Borrowing Base, such amount to be allocated among the Revolving Warehouse Facilities at the Borrower’s discretion; provided, that if payment of such amount is to be made on a Payment Date, it will be allocated, pro rata, among each Revolving Warehouse Facility Agent, for its own account and for the account of the related Revolving Lenders;

FIFTH, to any Revolving Warehouse Facility Agent, for its own account and for the account of the related Revolving Lenders, first, payment of the principal amount of outstanding Advances made by such Revolving Lenders when due in accordance with the related Revolving Warehouse Facilities and second, prepayment in accordance with Section 4.1(a) of the applicable Receivables Financing Agreement of all or a portion of the principal amount of outstanding Advances made by such Revolving Facility Lenders;

SIXTH, to each Revolving Warehouse Facility Agent for the account of the related Revolving Lenders, the portion, if any, of the accrued and unpaid interest on all Advances made by such Revolving Lenders under the related Revolving Warehouse Facilities that constitutes Subordinated Interest;

SEVENTH, with respect to any Qualifying Hedge Contract entered into with respect to the Revolving Pool, any payment amounts due to the related Hedge Counterparty in respect of any early termination of the such Qualifying Hedge Contract and any other amounts payable by the Borrower to such Hedge Counterparty under such Qualifying Hedge Contract and not previously paid;

EIGHTH, to the payment when due of the Revolving Pool Share of all other amounts that are currently due and payable by the Borrower to the Warehouse Facility Secured Parties;

NINTH, solely if and to the extent directed by the Closed-End Servicer, on behalf of the Borrower (but subject to the other terms of this Collateral Agency Agreement, and to the terms of any Exchange Note Supplement and each other Basic Document), to the payment when due or (if the Closed-End Servicer so elects) prepayment of any other obligations,

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liabilities or expenses of the Borrower (or, if applicable, the Revolving Pool Share of such obligations, liabilities or expenses) that were not paid on such date pursuant to clauses “FIRST” through “EIGHTH,” above; and

TENTH, as to all remaining amounts, to be applied, as directed by the Titling Trust Administrator, acting on behalf of the Titling Trust, to any other legal and valid corporate purposes of the Borrower to the extent otherwise permitted under this Collateral Agency Agreement, the Receivables Financing Agreements and the other Basic Documents (which purposes may include, except as may be otherwise expressly prohibited under this Collateral Agency Agreement, any Receivables Financing Agreement or any other Basic Document which the Borrower is bound, the making of a distribution to the Holder or Holders of the Certificates representing the Beneficial Interest in the Closed-End Collateral Specified Interest).

Section 10.3      Application of Closed-End Collections on the Revolving Pool After Default; Application of Closed-End Collections on any Wind-Down Pool.

(a)            No later than 2:00 p.m. (New York time) on each Payment Date following the occurrence of any Warehouse Facility Termination Event or during and Wind-Down Pool Delay Period, the Closed-End Administrative Agent shall withdraw all available funds on deposit in the Lease Funding Account that relate to Revolving Pool Collections as of the close of business on the last day of the immediately preceding calendar month and apply such amounts, together with (A) all payments received by the Borrower under any Qualifying Hedge Contract entered into with respect to the Revolving Pool and (B) any capital contributions made pursuant to Section 5.1(c) of the Closed-End Servicing Agreement and designated by ALF LLC as having been made in respect of the Revolving Pool, as follows:

FIRST, pro rata, to each applicable Hedge Counterparty under any Qualifying Hedge Contract entered into with respect to the Revolving Pool, any net payments owing to such Hedge Counterparty under such Qualifying Hedge Contract (excluding any payment amounts due to the related Hedge Counterparty in respect of any early termination of the such Qualifying Hedge Contract);

SECOND, to the payment of (x) the Revolving Pool Share of any unpaid Closed-End Warehouse Servicer Expenses, but subject, however, to clauses (i) through (iii) of the proviso to Section 5.2(d) of the Closed-End Servicing Agreement and (y) the Revolving Pool Share of the Warehouse Facility Pool Servicing Fee;

THIRD, to the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Deal Agent, the Revolving Pool Share of any accrued and unpaid fees and expenses of such Persons that are currently due and payable by the Borrower pursuant to the Basic Documents (to be applied pro rata, based on the respective amounts due);

FOURTH, pro rata to each Revolving Warehouse Facility Agent, for the account of the related Revolving Lenders, all accrued and unpaid interest (other than any Subordinated Interest) on all Advances made by such Revolving Lenders under the related Revolving Warehouse Facility;

FIFTH, pro rata to each Revolving Warehouse Facility Agent, for its own account and for the account of the related Revolving Lenders, all accrued and unpaid Fees that are

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currently due and payable under the related Receivables Financing Agreement and/or the related Fee Letter;

SIXTH, pro rata to each Revolving Warehouse Facility Agent for the account of the related Revolving Lenders, the outstanding principal amount of all Advances made by such Revolving Lenders under the related Revolving Warehouse Facility;

SEVENTH, pro rata to each Revolving Warehouse Facility Agent for the account of the related Revolving Lenders, the portion, if any, of the accrued and unpaid interest on all Advances made by such Revolving Lenders under the related Revolving Warehouse Facilities that constitutes Subordinated Interest;

EIGHTH, pro rata, to each applicable Hedge Counterparty under any Qualifying Hedge Contract entered into with respect to the Revolving Pool, any payment amounts due to such Hedge Counterparty in respect of any early termination of such Qualifying Hedge Contract and any other amounts payable by the Borrower to such Hedge Counterparty under such Qualifying Hedge Contract and not previously paid;

NINTH, to the payment when due of the Revolving Pool Share of all other amounts that are currently due and payable by the Borrower to the Warehouse Facility Secured Parties;

TENTH, solely if and to the extent directed by the Closed-End Servicer, on behalf of the Borrower (but subject to the other terms of this Collateral Agency Agreement, and to the terms of any Exchange Note Supplement and each other Basic Document), to the payment when due or (if the Closed-End Servicer so elects) prepayment of any other obligations, liabilities or expenses of the Borrower that were not paid on such date pursuant to clauses “FIRST” through “NINTH,” above, to be allocated, if applicable, pro rata among the payees of such amounts relating to each Revolving Warehouse Facility; and

ELEVENTH, as to all remaining amounts, to be applied, as directed by the Titling Trust Administrator, acting on behalf of the Titling Trust, to any other legal and valid corporate purposes of the Borrower to the extent otherwise permitted under this Collateral Agency Agreement, the Receivables Financing Agreements and the other Basic Documents (which purposes may include, except as may be otherwise expressly prohibited under this Collateral Agency Agreement, any Receivables Financing Agreement or any other Basic Document by which the Borrower is bound, the making of a distribution to the Holder or Holders of the Certificates representing the Beneficial Interest in the Closed-End Collateral Specified Interest).

Funds available for application by the Closed-End Collateral Agent to the payment of the foregoing amounts on each Payment Date following the occurrence of any Warehouse Facility Termination Event shall be shared ratably within each priority among the parties to whom such amounts are owed in accordance with the amount owing to each of them on such Payment Date in respect of such priority. In order to determine the ratable amounts to be distributed to each of the Revolving Warehouse Facility Secured Parties pursuant to this Section 10.3(a), the Closed-End Collateral Agent shall rely on an Officer’s Certificate of the applicable Revolving Warehouse Facility Agent (each of which Officer’s Certificates shall promptly be delivered by such Revolving Warehouse Facility Agent to each other Revolving Warehouse Facility Agent and to the Borrower not more than two Business Days prior to each Payment Date following the occurrence of any Warehouse Facility Termination Event) unless the Closed-End Collateral Agent shall have actual knowledge of any inaccuracy in any such Officer’s Certificates. Notwithstanding the foregoing, until receiving notice from a Revolving Warehouse Facility Agent that it

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intends to provide Officer’s Certificates as described above, the Closed-End Administrative Agent shall make distributions pursuant to this Section 10.3(a) based on a written report provided by the Closed-End Servicer to the Closed-End Administrative Agent and such Revolving Warehouse Facility Agent, which report sets forth in reasonable detail a determination of the amounts to be distributed to the related Revolving Warehouse Facility Secured Parties pursuant to this Section 10.3(a) on such Payment Date. In the event any Revolving Warehouse Facility Agent (or other Revolving Warehouse Facility Secured Party) provides information to the Closed-End Collateral Agent contrary to the information provided by any other Revolving Warehouse Facility Agent (or other Revolving Warehouse Facility Secured Party) or the Closed-End Servicer, the Closed-End Collateral Agent shall have the right to seek instructions from any court of competent jurisdiction concerning any distribution hereunder.

(b)            On each Payment Date, the Closed-End Administrative Agent shall withdraw all available funds on deposit in the Lease Funding Account that relate to Wind-Down Pool Collections with respect to any Wind-Down Pool as of the close of business on the last day of the immediately preceding calendar month and apply such amounts, together with (A) all payments received by the Borrower under any Qualifying Hedge Contract entered into with respect to such Wind-Down Pool and (B) any capital contributions made pursuant to Section 5.1(c) of the Closed-End Servicing Agreement and designated by ALF LLC as having been made in respect of such Wind-Down Pool, as follows:

FIRST, with respect to any Qualifying Hedge Contract entered into with respect to the applicable Wind-Down Pool, any net payments owing to the related Hedge Counterparty under such Qualifying Hedge Contract (excluding any payment amounts due to the related Hedge Counterparty in respect of any early termination of the such Qualifying Hedge Contract);

SECOND, to the payment of (x) the applicable Wind-Down Pool Share of any unpaid Closed-End Warehouse Servicer Expenses, but subject, however, to clauses (i) through (iii) of the proviso to Section 5.2(d) of the Closed-End Servicing Agreement and (y) the applicable Wind-Down Pool Share of the Warehouse Facility Pool Servicing Fee;

THIRD, to the Closed-End Collateral Agent, the Closed-End Administrative Agent and the Deal Agent, the applicable Wind-Down Pool Share of any accrued and unpaid fees and expenses of such Persons that are currently due and payable by the Borrower pursuant to the Basic Documents (to be applied pro rata, based on the respective amounts due);

FOURTH, to the applicable Wind-Down Warehouse Facility Agent, for the account of the related Wind-Down Lenders, all accrued and unpaid interest (other than any Subordinated Interest) on all Advances made by such Wind-Down Lenders under the related Wind-Down Warehouse Facility;

FIFTH, to the applicable Wind-Down Warehouse Facility Agent, for its own account and for the account of the related Wind-Down Lenders, all accrued and unpaid Fees that are currently due and payable under the related Receivables Financing Agreement and/or the related Fee Letter;

SIXTH, to the applicable Wind-Down Warehouse Facility Agent for the account of the related Wind-Down Lenders, the outstanding principal amount of all Advances made by such Wind-Down Lenders under the related Wind-Down Warehouse Facility;

SEVENTH, to the applicable Wind-Down Warehouse Facility Agent for the account of the related Wind-Down Lenders, the portion, if any, of the accrued and unpaid interest on

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all Advances made by such Wind-Down Lenders under the related Wind-Down Warehouse Facilities that constitutes Subordinated Interest;

EIGHTH, with respect to any Qualifying Hedge Contract entered into with respect to the applicable Wind-Down Pool, any payment amounts due to the related Hedge Counterparty in respect of any early termination of such Qualifying Hedge Contract and any other amounts payable by the Borrower to such Hedge Counterparty under such Qualifying Hedge Contract and not previously paid;

NINTH, to the payment when due of the applicable Wind-Down Pool Share of all other amounts that are currently due and payable by the Borrower to the Warehouse Facility Secured Parties;

TENTH, solely if and to the extent directed by the Closed-End Servicer, on behalf of the Borrower (but subject to the other terms of this Collateral Agency Agreement, and to the terms of any Exchange Note Supplement and each other Basic Document), to the payment when due or (if the Closed-End Servicer so elects) prepayment of any other obligations, liabilities or expenses of the Borrower that were not paid on such date pursuant to clauses “FIRST” through “NINTH,” above; and

ELEVENTH, as to all remaining amounts, to be applied, as directed by the Titling Trust Administrator, acting on behalf of the Titling Trust, to any other legal and valid corporate purposes of the Borrower to the extent otherwise permitted under this Collateral Agency Agreement, the Receivables Financing Agreements and the other Basic Documents (which purposes may include, except as may be otherwise expressly prohibited under this Collateral Agency Agreement, any Receivables Financing Agreement or any other Basic Document by which the Borrower is bound, the making of a distribution to the Holder or Holders of the Certificates representing the Beneficial Interest in the Closed-End Collateral Specified Interest).

Funds available for application by the Closed-End Collateral Agent to the payment of the foregoing amounts on each Payment Date shall be shared ratably within each priority among the parties to whom such amounts are owed in accordance with the amount owing to each of them on such Payment Date in respect of such priority. The Closed-End Administrative Agent shall make distributions pursuant to this Section 10.3(b) based on a written report provided by the Closed-End Servicer to the Closed-End Administrative Agent with respect to each Payment Date.

Section 10.4      [Reserved].

Section 10.5      Application of Closed-End Collections on the Reference Pools.

Closed-End Collections with respect to each Reference Pool shall be applied in the manner set forth in the related Exchange Note Supplement.

Section 10.6      Application of Liquidation Proceeds.

In the event that any liquidation proceeds with respect to any Collateral cannot be identified, after reasonable efforts by the Closed-End Servicer or other Person required to make such

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identification, as relating to the Warehouse Facility Pool or a specific Reference Pool, then any such amounts will be deemed to constitute Closed-End Collections with respect to the Warehouse Facility Pool and each Reference Pool, to be allocated to such pools pro rata based on the outstanding Aggregate Loan Amount, the Aggregate Wind-Down Loan Amount and the Exchange Note Balances of the related Closed-End Exchange Notes. The amount of such liquidation proceeds allocated to the Warehouse Facility Pool in accordance with the immediately preceding sentence will be further allocated between the Revolving Pool and any Wind-Down Pools pro rata based on the outstanding Aggregate Loan Amount and the Aggregate Wind-Down Loan Amount.

Section 10.7      Limited Recourse; Subordination of Claims.

(a)            Obligations Solely Those of the Borrower. The obligations of the Borrower under this Collateral Agency Agreement, the Warehouse Facilities and any Closed-End Exchange Notes are solely the obligations of the Borrower and do not represent any obligation of or interest in any assets of the Closed-End Servicer, the Initial Beneficiary, the Closed-End Collateral Agent, the Closed-End Administrative Agent or any other Person.

(b)            Recourse Limited to Applicable Assets. The Borrower and the Secured Parties, by entering into the Security Agreement, or by accepting (directly or indirectly) the benefits of the Security Agreement or this Collateral Agency Agreement, or by taking delivery of a Closed-End Exchange Note, each acknowledges and agrees that:

(i)  any claim against the Borrower in respect of any Secured Obligations by (A) the Revolving Warehouse Facility Secured Parties will be limited in recourse to the assets of the Borrower that are included in the Revolving Pool, (B)  any Wind-Down Warehouse Facility Secured Parties will be limited in recourse to the assets of the Borrower that are included in the related Wind-Down Pool, and (C) any Exchange Noteholder or other Closed-End EN Secured Party will be limited in recourse to the assets of the Borrower that are included in the related Reference Pool; and

(ii)  neither the Warehouse Facility Secured Parties nor any Closed-End EN Secured Party has any right, title or interest in or to any assets of the Borrower other than (x) in the case of a Revolving Warehouse Facility Secured Party, the assets described in clause (i)(A) of this Section 10.7(b), (y) in the case of a Wind-Down Warehouse Facility Secured Party, the assets described in clause (i)(B) of this Section 10.7(b) or (z) in the case of any Closed-End EN Secured Party, the assets described in clause (i)(C) of this Section 10.7(b), with respect to such Closed-End EN Secured Party (in each case, the “Other Assets” with respect to such Person).

(c)            Subordination of Claims Against Other Assets. Each Secured Party further acknowledges and agrees that, notwithstanding Section 10.7(b):

IF such Secured Party either (i) asserts an interest in, claim to, or benefit from, the Other Assets (as determined with respect to such Secured Party) or (ii) is deemed to have any such interest in, claim to, or benefit from such Other Assets, whether by operation of law,

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legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code),

THEN any such interest, claim or benefit in, to or from the Other Assets is expressly subordinated to the indefeasible payment in full of the other obligations and liabilities of the Borrower including Secured Obligations (the “Other Liabilities”), which, in each case, pursuant to this Collateral Agency Agreement, the Warehouse Facilities, any Closed-End Exchange Note, the other Basic Documents or any other relevant documents, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under Applicable Law, including insolvency laws, and whether or not asserted against the Borrower), including the payment of post-petition interest on such other obligations and liabilities.

The agreement of the Secured Parties pursuant to this Section 10.7(c) shall constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code.

(d)            Equitable Remedies. The Closed-End Collateral Agent, the Closed-End Administrative Agent, and the Secured Parties further acknowledge and agree that (i) no adequate remedy at law exists for a breach of this Section 10.7 and (ii) this Section 10.7 may be enforced by an action for specific performance.

(e)            Bankruptcy Code Election Regarding Recourse and Treatment as Secured Claim. Each of the Closed-End Collateral Agent and the Closed-End Administrative Agent on behalf of itself and each such Person, irrevocably makes the election afforded to secured creditors by Section 1111(b)(1)(A)(i) of the Bankruptcy Code to receive the treatment afforded by Section 1111(b)(2) of the Bankruptcy Code with respect to any secured claim that such Person may have at any time against any Other Assets.

(f)            Third Party Beneficiaries. This Section 10.7 is for the third party benefit of the holders, pledgees or other beneficiaries of any Other Liabilities and will survive the termination of this Collateral Agency Agreement.

ARTICLE XI
MISCELLANEOUS

Section 11.1      Amendments to Security Agreement or Master Exchange Agreement.

(a)            The Closed-End Collateral Agent shall not agree to any amendment to, or grant any waiver or consent with respect to, the Security Agreement without the prior written consent of the Deal Agent and, to the extent that their respective interests would be adversely affected in any material respect by such amendment, waiver or consent, the Secured Parties.

(b)            The Deal Agent shall not consent to any amendment to the Master Exchange Agreement without the consent of the Required Warehouse Lenders to the extent that such

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amendment (a) would affect the obligation of the Qualified Intermediary or the QI Administrator to apply Intermediary Funds either (i) to pay the Replacement Vehicle Purchase Price in respect of Replacement Vehicles or (ii) to make a deposit into the Lease Funding Account pursuant to Section 4.15 of the Master Exchange Agreement; (b) would have the effect of modifying or amending in any manner the Restricted Pool Conditions applicable to the Warehouse Facility Pool or would cause the Warehouse Facility Pool to no longer constitute a Restricted Pool; or (c) would modify the definitions of “Effective Date” or “Relinquished Vehicle Conditions,” “Lease Funding Account,” “Closed-End Servicing Agreement” and “Titling Trust Agreement” or the meanings of any terms used therein, except, in each case, in the limited circumstances set forth in the Master Exchange Agreement under which the consent of the Deal Agent is not required in connection with any such amendment.

Section 11.2      Amendments to Warehouse Facilities.

The Borrower represents to the Warehouse Facility Secured Parties that the representations and warranties, covenants, termination events, indemnities and other provisions set forth in Sections 2.1(b), 3.2 and 4.1, Section 2.4 and Articles VIII, IX, X and XIV of the Receivables Financing Agreements in effect on the date hereof and the definitions of the terms “Borrowing Base” (and any other defined term necessary to calculate such Borrowing Base), “Wind-Down Borrowing Base” (and any other defined term necessary to calculate such Wind-Down Borrowing Base), “Wind-Down Event”, “Eligible Receivable” (and any defined term used therein) and “Warehouse Facility Termination Event” (and any defined term used therein) applicable thereto are substantially identical to the representations and warranties, covenants, termination events, indemnities, other provisions and definitions of such terms set forth in the corresponding Sections and Articles of the Additional Warehouse Facilities and agrees (and each Warehouse Facility Secured Party agrees) that such corresponding Sections, Articles and definitions contained in the Receivables Financing Agreement entered into with respect to any Warehouse Facility will not be amended or modified unless (i) such amendment or modification is consented to by the Required Warehouse Lenders and (ii) conforming changes are concurrently made to Receivables Financing Agreements entered into with respect to any other Warehouse Facility.

Section 11.3      Additional Actions of Secured Parties.

The Required Secured Parties (or, if the Required Warehouse Lenders constitute the Required Secured Parties, the Deal Agent on their behalf) from time to time may reasonably request that the Closed-End Collateral Agent take or refrain from taking certain actions with respect to the applicable Collateral or the applicable Secured Parties, and the Closed-End Collateral Agent shall take or refrain from taking such action, provided that the Closed-End Collateral Agent need not take or refrain from taking such actions if it would violate applicable law or the terms of this Collateral Agency Agreement or the Collateral Documents or if the Closed-End Collateral Agent shall not be reasonably satisfied that it is or will be duly indemnified for any loss or damage caused by, or in connection with, its taking such action (except for any loss or damage caused by its own gross negligence or willful misconduct) or that could reasonably be expected to subject the Closed-End Collateral Agent to liability against which indemnity would not be satisfactory.

Section 11.4      Notices.

Any and all notices and other communications provided for under this Collateral Agency Agreement shall, unless otherwise stated herein, be delivered in accordance with, and shall be deemed

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delivered in accordance with, the Notice Requirements, which are hereby incorporated into this Collateral Agency Agreement.

Section 11.5      Alternate Payment and Notice Provisions.

Notwithstanding any provision of this Collateral Agency Agreement or any of the Closed-End Exchange Notes to the contrary, the Borrower may enter into any agreement with any Exchange Noteholder providing for a method of payment or a method of notice by the Closed-End Administrative Agent to such Exchange Noteholder that is different from the methods provided for in this Collateral Agency Agreement for such payments or notices. The Borrower will furnish to the Closed-End Administrative Agent a copy of each such agreement and the Closed-End Administrative Agent will, if such agreement is reasonably acceptable to the Closed-End Administrative Agent, cause payments to be made and notices to be given in accordance with such agreements.

Section 11.6      Borrower Representation.

The Borrower represents and warrants that (i) it is a statutory trust duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority as a statutory trust to enter into and perform its obligations under this Collateral Agency Agreement and each Collateral Document executed on or prior to the Closing Date, (ii) the execution, delivery and performance by it of this Collateral Agency Agreement and each such Collateral Document have been duly authorized by all necessary action on its part and (iii) this Collateral Agency Agreement and each such Collateral Document is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

Section 11.7      No Petition.

Each of the Closed-End Administrative Agent, the Closed-End Collateral Agent and each Secured Party, by accepting the benefits of the Security Agreement and this Collateral Agency Agreement or by taking delivery of a Closed-End Exchange Note, covenants and agrees that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all obligations under this Collateral Agency Agreement, the Warehouse Facilities, all Closed-End Exchange Notes, the other Basic Documents and any and all outstanding Trust-Related Obligations, it will not institute against the Borrower or the Initial Beneficiary, or join in any institution against the Borrower or the Initial Beneficiary of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to this Collateral Agency Agreement, the Security Agreement or any of the other Basic Documents.

Section 11.8      Confidential Information.

(a)            Each of the Closed-End Administrative Agent and the Closed-End Collateral Agent agrees to hold and treat all Confidential Information provided to it under, or in connection with the transactions contemplated by, any Basic Document in confidence and in accordance

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with this Section 11.8, and will implement and maintain safeguards to further assure the confidentiality of such Confidential Information. Such Confidential Information will not, without the prior written consent of the Borrower, be disclosed or used by the Closed-End Administrative Agent, the Closed-End Collateral Agent or any of their respective officers, directors, employees, agents, advisors, representatives or affiliates, including legal counsel and accountants (collectively, the “Information Recipients”), other than in connection with the transactions contemplated by the Basic Documents. Each of the Closed-End Administrative Agent and the Closed-End Collateral Agent agrees that it will not, and will cause its affiliates not to (i) purchase or sell any securities issued by World Omni or its Affiliates or special purpose entities on the basis of any Confidential Information or (ii) use the Confidential Information in connection with the preparation of any research reports, newsletters or other publications or communications.

(b)            “Confidential Information” means all oral, written and electronic materials (irrespective of their source or form of communication) furnished before, on or after the date of this Collateral Agency Agreement to the Closed-End Administrative Agent and/or the Closed-End Collateral Agent in connection with the transactions contemplated by this Collateral Agency Agreement and the Basic Documents, including:

(i)  non-public personal information (as defined in the Gramm-Leach-Bliley Act of 1999 and its enabling regulations issued by the Federal Trade Commission) regarding lessees of motor vehicles;

(ii)  information, data or documents about World Omni or World Omni’s lease portfolio;

(iii)  financial products, product pricing, product performance, organization, management, origination and servicing guidelines, policies and procedures; and

(iv)  notes, analyses, compilations, studies or other documents or records prepared by World Omni or others, which contain information supplied by or on behalf of World Omni or its representatives.

“Confidential Information” also includes the content of this Collateral Agency Agreement and the Basic Documents and any other documents entered into in connection herewith and therewith (unless otherwise set forth in such subsequent agreement). However, Confidential Information will not include information that (i) is or becomes generally available to the public other than as a result of disclosure by any of the Information Recipients, (ii) was available to, or becomes available to, any of the Information Recipients on a non-confidential basis from a Person or entity other than World Omni or one of its Affiliates prior to its disclosure to any of the Information Recipients who, to the knowledge of such Information Recipient, is not otherwise bound by a confidentiality agreement with World Omni or one or more of its Affiliates and is not otherwise prohibited from transmitting the information to the Information Recipients or (iii) the Warehouse Facility Lenders provide permission to the applicable Information Recipients to release.

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(c)            Each of the Closed-End Administrative Agent and the Closed-End Collateral Agent will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of any and all Confidential Information, including those measures that it takes to protect its own Confidential Information and not less than a reasonable standard of care.

(d)            If either the Closed-End Administrative Agent or the Closed-End Collateral Agent is required by applicable law, regulation, rule or order issued by any administrative, governmental, regulatory, judicial or stock exchange authority, or in response to a request from the auditors or Rating Agencies with respect to any such Person, to disclose any portion of the Confidential Information, such Person may disclose such Confidential Information. However, prior to any required disclosure (other than a required disclosure to bank examiners or securities industry examiners), the Closed-End Administrative Agent or the Closed-End Collateral Agent, as the case may be, to the extent permitted by law, will use its reasonable efforts to provide the Borrower with notice of such requirement and will cooperate, at the Borrower’s expense, in the Borrower’s pursuit of any appropriate protective order or other relief in connection with the disclosure of the Confidential Information. If the Borrower is unable to obtain such protective order or other appropriate remedy by the date that such information is required to be disclosed, the Closed-End Administrative Agent or the Closed-End Collateral Agent, as the case may be, will disclose only that portion of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(v)            The Information Recipients may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of this Collateral Agency Agreement; provided, however, that, no Information Recipients shall disclose any other information that is not relevant to understanding the tax treatment or tax structure of any Basic Document (including the identity of any party and any information that could lead another to determine the identity of any party to a Basic Document) the disclosure of which is otherwise prohibited pursuant to this Collateral Agency Agreement, or any other information to the extent that such disclosure could result in a violation of any Applicable Law.

Section 11.9        Headings.

Section, subsection and other headings used in this Collateral Agency Agreement are for convenience only and shall not affect the construction of this Collateral Agency Agreement.

Section 11.10      Severability.

Any provision of this Collateral Agency Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.11      Counterparts.

This Collateral Agency Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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Section 11.12      Conflicts with Collateral Documents.

The parties agree that in the event of any conflict between the provisions of this Collateral Agency Agreement and the provisions of any other Collateral Documents or any Warehouse Facility or Exchange Note Supplement, the provisions of this Collateral Agency Agreement shall control.

Section 11.13      Binding Effect.

This Collateral Agency Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Secured Parties and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Collateral Agency Agreement, any Collateral Document or the Collateral.

Section 11.14      Survival.

The obligations of the Borrower under Sections 2.3, 2.4, 2.5 and 2.6 shall survive any termination of this Collateral Agency Agreement.

Section 11.15      Governing Law; Submission to Jurisdiction.

THIS COLLATERAL AGENCY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS COLLATERAL AGENCY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS COLLATERAL AGENCY AGREEMENT, EACH OF THE PARTIES HERETO HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS COLLATERAL AGENCY AGREEMENT.

Section 11.16      Effectiveness.

This Collateral Agency Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the Closed-End Collateral Agent shall have any obligations hereunder.

Section 11.17      No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Collateral Agency Agreement is executed and delivered by VT Inc. and U.S. Bank, not individually or personally but solely

73	Collateral Agency Agreement

as Titling Trustee and Closed-End Administrative Agent, respectively, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of World Omni LT, as Borrower, is made and intended not as a personal representations, undertakings and agreements by VT Inc. or U.S. Bank, but is made and intended for the purpose of binding only World Omni LT, (c) nothing herein contained shall be construed as creating any liability on VT Inc. or U.S. Bank, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall VT Inc. or U.S. Bank be personally liable for the payment of any indebtedness or expenses of World Omni LT under this Collateral Agency Agreement or any other related documents.

[SIGNATURE PAGES BEGIN ON NEXT PAGE]

74	Collateral Agency Agreement

IN WITNESS WHEREOF, each party hereto has executed this Collateral Agency Agreement or caused this Collateral Agency Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above-written.

WORLD OMNI LT, as Borrower

By:	VT INC.,
as Titling Trustee

By:	/s/ Patricia M. Child
Name: Patricia M. Child
Title: President

S-1	Collateral Agency Agreement

AL HOLDING CORP.,
as Closed-End Collateral Agent

By:	/s/ Philip A. Martone
Name: Philip A. Martone
Title: Vice President

S-2	Collateral Agency Agreement

AUTO LEASE FINANCE LLC
as Initial Beneficiary

By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

S-3	Collateral Agency Agreement

U.S. BANK NATIONAL ASSOCIATION, as Closed-End Administrative Agent

By:	/s/ Patricia M. Child
Name: Patricia M. Child
Title: Vice President

S-4	Collateral Agency Agreement

BANK OF AMERICA, N.A., as Deal Agent

By:	/s/ Matt Zimmerman
Name: Matt Zimmerman
Title: Vice President

S-5	Collateral Agency Agreement

EACH OF THE FOLLOWING PERSONS AS
A SECURED PARTY:

WORLD OMNI FINANCIAL CORP.

By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

S-6	Collateral Agency Agreement

AUTO LEASE FINANCE LLC

By:	/s/ Ben Miller
Name: Ben Miller
Title: Assistant Treasurer

S-7	Collateral Agency Agreement

BANK OF AMERICA, N.A.

By:	/s/ Matt Zimmerman
Name: Matt Zimmerman
Title: Vice President

S-8	Collateral Agency Agreement

ENTERPRISE FUNDING COMPANY LLC

By:	/s/ Kevin P. Burns
Name: Kevin P. Burns
Title: Vice President

S-9	Collateral Agency Agreement

EXHIBIT A

[FORM OF COLLATERAL AGENCY ACCESSION AGREEMENT]

[DATE]

To:	AL Holding Corp., as Closed-End Collateral Agent
Bank of America, N.A., as Deal Agent

Ladies and Gentlemen:

We refer to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Collateral Agency Agreement”), among World Omni LT, a Delaware statutory trust (the “Borrower”), as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as collateral agent (the “Collateral Agent”) for the Secured Parties, Bank of America, N.A., as Deal Agent on behalf of the Warehouse Facility Lenders and the Warehouse Facility Agents (the “Deal Agent”), U.S. Bank National Association, as Closed-End Administrative Agent (the “Closed-End Administrative Agent”) the other Secured Parties from time to time party to such agreement. Capitalized terms used but not defined herein have the meanings assigned to such terms under the Collateral Agency Agreement (including Appendix A thereto). Certain rules of usage set forth in Appendix A to the Collateral Agency Agreement are applicable hereto. This is a “Collateral Agency Accession Agreement,” within the meaning of the Collateral Agency Agreement, and is being delivered to you by the Borrower and [INSERT NAME(S) OF NEW SECURED PARTIES] (each a “New Secured Party” and, collectively, the “New Secured Parties”).

1.            To the extent applicable, the Borrower hereby represents and warrants to each of you that the conditions specified in Section 2.1(b) of the Collateral Agency Agreement are satisfied with respect to the addition of each New Secured Party as a Secured Party.

2.            Each New Secured Party hereby:

(a)	acknowledges and confirms that it has received copies of the Collateral Agency Agreement and the Security Agreement (including, in each case, the schedules, exhibits and appendices thereto);

(b)	agrees to be bound by the terms and conditions set forth in the Collateral Agency Agreement as if it were an original signatory thereto as a Secured Party;

(c)	confirms that it has no knowledge contradicting the statement of the Borrower set forth in paragraph 1 above (to the extent applicable); and

(d)	advises each of you of the following administrative details with respect to each New Secured Party for purposes of the Collateral Agency Agreement:

S-10	Collateral Agency Agreement

Institution Name:

Attention:

Telephone:
Facsimile:

Telex (Answerback):

Institution Name:

Attention:

Telephone:
Facsimile:
Telex (Answerback):

S-11	Collateral Agency Agreement

IN WITNESS WHEREOF, the Borrower and each New Secured Party have caused this Collateral Agency Accession Agreement to be executed by its officer thereunto duly authorized as of the day and year first above-written.

WORLD OMNI LT

By:	VT, INC.,
as Titling Trustee

By:
Name:
Title:

[NEW SECURED PARTY]

By:
Name:
Title:

[NEW SECURED PARTY]

By:
Name:
Title:

S-12	Collateral Agency Agreement

EXHIBIT B

[FORM OF RESTRICTED POOL CONDITION FAILURE NOTICE]

[DATE]

WOFC QI Exchange LLC,

              as Qualified Intermediary

c/o Bank One Exchange Corporation

c/o JP Morgan Property Exchange Inc.

1001 Hingham Street

Suite 300

Rockland, MA 02370

Attention:	Linda Mesheau Pratt,
Manager of LKE Programs

Re: Restricted Pool Condition Failure Notice

Ladies and Gentlemen:

Reference is made to the (1) Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Collateral Agency Agreement”), among World Omni LT, a Delaware statutory trust (the “Borrower”), as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as collateral agent (the “Collateral Agent”) for the Secured Parties, Bank of America, N.A., as Deal Agent on behalf of the Warehouse Facility Lenders and the Warehouse Facility Agents (the “Deal Agent”), U.S. Bank National Association, as Closed-End Administrative Agent (the “Closed-End Administrative Agent”) the other Secured Parties from time to time party to such agreement and (2) the Second Amended and Restated Master Exchange Agreement, dated as of December 15, 2009 (the “Master Exchange Agreement”), among World Omni Financial Corp. (“World Omni”), WOFC QI Exchange LLC, Auto Lease Finance LLC and the other Persons named therein (the “Master Exchange Agreement”). This notice is being delivered pursuant to Section 8.15 of the Collateral Agency Agreement, and constitutes a “Restricted Pool Condition Failure Notice” within the meaning of the Collateral Agency Agreement and the Master Exchange Agreement.

The undersigned hereby notifies you that the failure of a Restricted Pool Condition has occurred with respect to the [Warehouse Facility Pool] [identify specific Closed-End Exchange Note(s)] (the “Affected Pool”). You are hereby notified and directed that, in accordance with Section 4.1 and the parenthetical in Section 4.1(c)(iii), in each case of the Master Exchange Agreement, no further assignments to you of the rights under Disposition Contracts with respect to Closed-End Vehicles that are allocated to the Affected Pool shall occur.

Capitalized terms used but not defined herein have the meanings assigned to such terms under the Collateral Agency Agreement (including Appendix A thereto) or, if no meaning is assigned thereunder, the meanings assigned under the Master Exchange Agreement. Certain rules of usage set forth in Appendix A to the Collateral Agency Agreement are applicable hereto.

B-1	Collateral Agency Agreement

Very truly yours,

AL HOLDING CORP., as Closed-End Collateral Agent

By:
Name:
Title:

cc:	World Omni Financial Corp.,

as Closed-End Servicer

Bank of America, N.A.,

as Deal Agent

B-2	Collateral Agency Agreement

EXHIBIT C

[FORM OF CLOSED-END EXCHANGE NOTE]

[ ] CLOSED-END EXCHANGE NOTE

THIS [ ] CLOSED-END EXCHANGE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS [ ] CLOSED-END EXCHANGE NOTE, AGREES THAT THIS [ ] CLOSED-END EXCHANGE NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR (3) TO THE INITIAL BENEFICIARY OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES, AND SUBJECT TO THE RECEIPT BY THE CLOSED-END ADMINISTRATIVE AGENT OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE CLOSED-END ADMINISTRATIVE AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

THIS [ ] CLOSED-END EXCHANGE NOTE MAY BE TRANSFERRED ONLY IN WHOLE AND NOT IN PART. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID FROM THE BEGINNING, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE CLOSED-END ADMINISTRATIVE AGENT OR ANY INTERMEDIARY.

HOLDERS OF THIS [ ] CLOSED-END EXCHANGE NOTE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THEY EITHER (A) ARE NOT, AND ARE NOT ACQUIRING AND HOLDING THE [ ] CLOSED-END EXCHANGE NOTE ON BEHALF OF, A PLAN OR A GOVERNMENTAL OR CHURCH PLAN THAT IS SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR TO ANY FEDERAL, STATE, FOREIGN OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) THEIR ACQUISITION AND HOLDING OF THE [ ] CLOSED-END EXCHANGE NOTE THROUGHOUT THE PERIOD THAT IT HOLDS THE [ ] CLOSED-END EXCHANGE NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR CHURCH PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, FOREIGN OR LOCAL LAW). IN ADDITION, IF THE HOLDERS ARE, OR ARE ACTING ON BEHALF OF, A PLAN, THE FIDUCIARIES OF SUCH PLAN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THEY HAVE BEEN INFORMED OF AND UNDERSTAND THE BORROWER’S INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES AND THAT THE DECISION TO INVEST SUCH PLAN’S ASSETS IN THE [ ] CLOSED-END EXCHANGE NOTE WAS MADE with APPROPRIATE CONSIDERATION OF RELEVANT INVESTMENT FACTORS WITH REGARD TO SUCH PLAN AND IS CONSISTENT WITH THE DUTIES AND RESPONSIBILITIES IMPOSED UPON FIDUCIARIES WITH REGARD TO THEIR INVESTMENT DECISIONS UNDER ERISA.

C-3	Collateral Agency Agreement

NEITHER THIS [ ] CLOSED-END EXCHANGE NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE OR PURCHASER DELIVERS TO THE CLOSED-END ADMINISTRATIVE AGENT AND THE BORROWER A DULY EXECUTED INVESTMENT LETTER IN THE FORM ATTACHED AS EXHIBIT D TO THE COLLATERAL AGENCY AGREEMENT. THE PURCHASER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THIS [ ] CLOSED-END EXCHANGE NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE PRECEDING SENTENCE SHALL BE VOID AND OF NO EFFECT.

THE PRINCIPAL OF THIS [ ] CLOSED-END EXCHANGE NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS [ ] CLOSED-END EXCHANGE NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

C-4	Collateral Agency Agreement

REGISTERED	$[ ]

No. [ ]

[[ ]%] [FLOATING RATE] [ ] CLOSED-END EXCHANGE NOTE

WORLD OMNI LT, as borrower (the “Borrower”), for value received, hereby promises to pay to [ ] and its registered assigns (the registered holder form time to time of this [ ] Closed-End Exchange Note, the “[ ] Exchange Noteholder”), the principal sum of [ ] (U.S. $[ ]) payable on each Closed-End Exchange Note Payment Date in an amount equal to the Exchange Note Principal Payment Amount for such Closed-End Exchange Note Payment Date pursuant to Section [ ] of the [ ] Closed-End Exchange Note Supplement; provided, however, that (i) the entire unpaid principal amount of this Note will be due and payable on [ ] (the “[ ] Final Scheduled Payment Date”) and (ii) this [ ] Closed-End Exchange Note (this “Note”) may be redeemed earlier than the Final Scheduled Payment Date pursuant to [Section  ] of the [ ] Servicing Supplement, dated as of [ ], 20[ ], among World Omni Financial Corp., as servicer (the “Closed-End Servicer”), the Closed-End Collateral Agent (as defined below), and the Borrower (the “[ ] Closed-End Servicing Supplement”). This Note has been issued pursuant to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among the Borrower, AL Holding Corp. (“ALHC”), as collateral agent (in such capacity, the “Closed-End Collateral Agent”), Bank of America, N.A., as deal agent (the “Deal Agent”), U.S. Bank National Association (“U.S. Bank”), as administrative agent (in such capacity, the “Closed-End Administrative Agent”), and the other Secured Parties from time to time party to such agreement, as supplemented by the [ ] Closed-End Exchange Note Supplement, dated as of [ ], between the Borrower and Auto Lease Finance LLC, as initial beneficiary (the “Initial Beneficiary”), (the “[ ] Closed-End Exchange Note Supplement”). References hereinafter to the “Collateral Agency Agreement” are to the Collateral Agency Agreement (as defined above), as supplemented by the [ ] Closed-End Exchange Note Supplement.

Capitalized terms used but not defined herein have the meanings assigned to such terms under the Collateral Agency Agreement (including Appendix A thereto), or, if no meaning is assigned thereunder, the meanings assigned under the Receivables Financing Agreements (including Schedule 1 to each such agreement).

The Borrower will pay interest on this Note in an amount equal to the [ ] Exchange Note Interest Amount until the principal of this Note is paid or made available for payment. The amount of interest due on this Note on each Closed-End Exchange Note Payment Date will be calculated on the basis of the [ ] Closed-End Exchange Note Balance outstanding on the preceding Closed-End Exchange Note Payment Date (after giving effect to all payments of principal made on the preceding Closed-End Exchange Note Payment Date), and will be subject to certain limitations contained in Section [ ] of the [ ] Closed-End Exchange Note Supplement. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Borrower with respect to this [Note will be applied to interest on and principal of this Note in the manner set forth in the [ ] Closed-End Exchange Note Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

C-5	Collateral Agency Agreement

Unless the certificate of authentication hereon has been executed by the Closed-End Administrative Agent whose name appears below by manual or facsimile signature, this Note will not be entitled to any benefit under the Collateral Agency Agreement or be valid or obligatory for any purpose.

[SIGNATURE PAGE FOLLOWS]

C-6	Collateral Agency Agreement

IN WITNESS WHEREOF, the Borrower has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:     [DATE]

WORLD OMNI LT,
as Borrower

By:	VT INC.,
as Titling Trustee

By:
Name:
Title:

ADMINISTRATIVE AGENT’S CERTIFICATE OF AUTHENTICATION

This is the [ ] Closed-End Exchange Note designated above and referred to in the within-mentioned [ ] Closed-End Exchange Note Supplement.

Date: [DATE]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Closed-End Administrative Agent

By:
Authorized Officer

C-7	Collateral Agency Agreement

REVERSE OF [ ] CLOSED-END EXCHANGE NOTE

This Note is one of the duly authorized issue of Closed-End Exchange Notes, which may be issued under the Collateral Agency Agreement, to which Collateral Agency Agreement and all Closed-End Exchange Note Supplements that are supplemental thereto reference is made for a statement of the respective rights and obligations thereunder of the Borrower, the Closed-End Servicer, the Closed-End Administrative Agent, the Closed-End Collateral Agent, the Exchange Noteholders and certain other parties. This Note is subject to all terms of the Collateral Agency Agreement. In the event of a conflict between the terms of this Note and the terms of the Collateral Agency Agreement, the Collateral Agency Agreement will prevail.

Interest on and principal of this Note will be payable in accordance with the priority of payments set forth in [Section  ] of the [ ] Closed-End Exchange Note Supplement.

Principal of this Note will be payable on each Closed-End Exchange Note Payment Date in an amount equal to the [ ] Closed-End Exchange Note Principal Distribution Amount for such Closed-End Exchange Note Payment Date. “Closed-End Exchange Note Payment Date” means the [ ]th day of each calendar month or, if any such day is not a Business Day, the next Business Day, commencing [ ], 20[ ].

As described on the face hereof, the entire unpaid principal amount of this Note will be due and payable on the [ ] Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Exchange Note Default with respect to this Note has occurred and is continuing and the [ ] Exchange Noteholder has declared the Note to be immediately due and payable in the manner provided in the Collateral Agency Agreement.

Payments of interest on this Note on each Closed-End Exchange Note Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made to the account of the registered holder hereof either by wire transfer in immediately available funds, to the account of such [ ] Exchange Noteholder or an account designated by the [ ] Exchange Noteholder at a bank or other entity having appropriate facilities therefor if such [ ] Exchange Noteholder has provided to the Exchange Note Registrar appropriate written instructions at least five (5) Business Days prior to such Closed-End Exchange Note Payment Date or, if not, by check mailed first-class mail postage prepaid to the [ ] Exchange Noteholder’s address as it appears on the [Exchange Note Register] prior to such Closed-End Exchange Note Payment Date, except that the final installment of principal payable on this [ ] Closed-End Exchange Note on a Closed-End Exchange Note Payment Date or the [ ] Final Scheduled Payment Date will be payable only upon the presentation and surrender of this Note in the manner set forth in Section 6.7(b) of the Collateral Agency Agreement. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Closed-End Exchange Note Payment Date will be binding upon all future [ ] Exchange Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Collateral Agency Agreement, for payment in full of the then remaining unpaid principal amount of this Note on a Closed-End Exchange Note Payment Date, then the Closed-End Administrative Agent will notify the [ ] Exchange Noteholder of the date on which the Borrower expects that the final installment of principal of and interest on this Note will be paid not later than five (5) days prior to such date. Such notice will specify that such final installment will be

C-8	Collateral Agency Agreement

payable only upon presentation and surrender of this Note and will specify the place where this Note may be presented and surrendered for payment of such installment.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Collateral Agency Agreement. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Exchange Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Borrower pursuant to the Collateral Agency Agreement, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Closed-End Administrative Agent duly executed by, the [ ] Exchange Noteholder hereof or the [ ] Exchange Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Exchange Note Registrar, and thereupon a new [ ] Closed-End Exchange Note in the same aggregate principal amount will be issued to the designated transferee. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The [ ] Exchange Noteholder, by accepting this Note acknowledges and agrees that (i) if an Exchange Note Default occurs, any claim that the [ ] Exchange Noteholder may seek to enforce at any time against the Borrower and the Holding Company will be limited in recourse to the Closed-End Assets in the related [ ] Reference Pool and (ii) if, notwithstanding clause (i), the [ ] Exchange Noteholder is deemed to have any claim against the assets of the Borrower and the Holding Company other than the assets included in the Closed-End Assets in the [ ] Reference Pool, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), such claim will be subordinate to the payment in full, including post-petition interest, of the claims of the Warehouse Facility Secured Parties and to the holders of (A) all other Closed-End Exchange Notes and (B) in the case of assets allocated to a Specified Interest other than the Closed-End Collateral Specified Interest, all other asset-backed securities, the payments on which are derived primarily from collections on designated assets of the Borrower and all related hedging arrangements.

THE RECITATION SET FORTH IN THE PRECEDING PARAGRAPH WILL BE DEEMED TO CONSTITUTE AN ENFORCEABLE SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

In addition, the [ ] Exchange Noteholder, by accepting this Note, consents to the Closed-End Administrative Agent’s delegation under the Closed-End Administration Agreement to the Closed-End Collateral Agent Administrator of certain of the duties that the Closed-End Administrative Agent is required to perform on behalf of the Closed-End Collateral Agent pursuant to the Collateral Agency Agreement.

The [ ] Exchange Noteholder, by accepting this Note, covenants and agrees that for a period of one year and one day after payment in full of all Trust-Related Obligations (as defined in the Titling Trust Agreement), it will not institute against the Borrower or the Holding Company, or join in any institution against the Borrower or the Holding Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to this Note, the Collateral Agency Agreement, the [ ] Closed-End Exchange Note Supplement or any of the other [ ] Basic Documents.

The Borrower has entered into the [ ] Closed-End Exchange Note Supplement and this Note is issued with the intention that, for U.S. federal, State and local income, single business and franchise tax purposes, this Note will qualify as indebtedness of the Borrower. The [ ] Exchange

C-9	Collateral Agency Agreement

Noteholder, by its acceptance of this Note, will be deemed to agree to treat this [ ] Closed-End Exchange Note for U.S. federal, State and local income, single business and franchise tax purposes as indebtedness of the Borrower.

Prior to the due presentment for registration of transfer of this Note, the Borrower and the Closed-End Administrative Agent and any agent of the Borrower or the Closed-End Administrative Agent may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the [ ] Closed-End Exchange Note Supplement) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Borrower, the Closed-End Administrative Agent or any such agent will be affected by notice to the contrary.

The Collateral Agency Agreement permits the amendment thereof and, under certain circumstances, the consent of the [ ] Exchange Noteholder will be required as a condition to the effectiveness of such amendment. Any such consent by the [ ] Exchange Noteholder will be conclusive and binding upon the [ ] Exchange Noteholder and upon all future holders of this Note and of any [ ] Closed-End Exchange Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this [ ] Closed-End Exchange Note.

The term “Borrower,” as used in this Note, includes any successor to the Borrower under the Collateral Agency Agreement.

This Note is issuable only in registered form as provided in the Collateral Agency Agreement, subject to certain limitations therein set forth.

THIS [ ] CLOSED-END EXCHANGE NOTE, THE COLLATERAL AGENCY AGREEMENT AND THE [ ] CLOSED-END EXCHANGE NOTE SUPPLEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No reference herein to the Collateral Agency Agreement, and no provision of this Note or of the Collateral Agency Agreement will alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Notwithstanding anything to the contrary set forth in this Note or the Collateral Agency Agreement, it is expressly understood and agreed that (1) this Note is executed and delivered by VT Inc., not individually or personally but solely as Titling Trustee in the exercise of the powers and authority conferred and vested in it in such capacity, (2) each of the representations, undertakings and agreements made herein, or in the Collateral Agency Agreement, in each case on the part of World Omni LT, as Borrower, are made and intended not as personal representations, undertakings and agreements by VT Inc., but are made and intended for the purpose of binding only World Omni LT, (3) nothing herein contained shall be construed as creating any liability on VT Inc., individually or personally, to perform any covenant, either expressed or implied, contained in the Collateral Agency Agreement or this Note, all such liability, if any, being expressly waived by each Exchange Noteholder of this Note, by taking delivery hereof, and by any person claiming by, through or under any such Exchange Noteholder, (4) under no circumstances shall VT Inc. or any of its affiliates, partners, beneficiaries, agents, officers, directors, employees or successors or assigns (the foregoing, collectively, the “Trustee Parties”) be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on this Note, (5) the liability of the Trustee Parties will be limited in the manner set forth in the Titling Trust Agreement, which the holder of this Note acknowledges by taking delivery hereof, and (5) under no

C-10	Collateral Agency Agreement

circumstances shall VT Inc. be personally liable for the payment of any other indebtedness or expenses of World Omni LT under this Note, the Collateral Agency Agreement or any other related document.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

C-11	Collateral Agency Agreement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee. __________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers without recourse unto

________________________________________________________

(name and address of assignee)

the within [ ] Closed-End Exchange Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said [ ] Closed-End Exchange Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:

Signature Guaranteed

C-12	Collateral Agency Agreement

EXHIBIT D

FORM OF TRANSFEREE REPRESENTATION LETTER

WORLD OMNI LT,
as Borrower
VT Inc., as Titling Trustee to World Omni LT
c/o U.S. Bank Trust National Association
209 South LaSalle Street
Suite 300
Chicago, Illinois 60604

U.S. Bank Trust National Association,
as Closed-End Administrative Agent
209 South LaSalle Street
Suite 300
Chicago, Illinois 60604

Re:         World Omni LT 20[ ]-[ ] Closed-End Exchange Note

Ladies and Gentlemen:

In connection with our proposed transfer of the 20[ ]-[ ] Closed-End Exchange Note (the “Exchange Note”) of World Omni LT (the “Borrower”) issued pursuant to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), and the Exchange Note Supplement dated as of [ ], 20[ ] (the “20[ ]-[ ] Exchange Note Supplement”), among World Omni LT, as Borrower (the “Borrower”), Auto Lease Finance LLC, as Initial Beneficiary (the “Initial Beneficiary”), AL Holding Corp., as collateral agent (the “Closed-End Collateral Agent”), Bank of America, N.A., as deal agent (the “Deal Agent”), U.S. Bank Trust National Association (“U.S. Bank”), as closed-end administrative agent (the “Closed-End Administrative Agent”), and each of the Secured Parties (as defined therein) as may from time to time become party to such agreement, we agree with and represent to and for the benefit of the Borrower and the Closed-End Administrative Agent, that:

1.	No Transfer of the Exchange Note will be made unless the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act, and only to either (i) a “qualified institutional buyer” as defined in Rule 144A of the Securities Act (a “Qualified Institutional Buyer”), (ii) an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “Institutional Accredited Investor”) or (iii) the Initial Beneficiary or its Affiliates in a transaction exempt from the registration requirements of the Securities Act and, in each case, such transfer is in accordance with any applicable State securities laws and the transferee executes and delivers to the Borrower and the Closed-End Administrative Agent a transferee representation letter substantially in the form of this Exhibit D to the Collateral Agency Agreement.

2.	We are, and were at the time that we acquired the Exchange Note held by us, a Qualified Institutional Buyer or an Institutional Accredited Investor and we are aware that the sale or transfer of Exchange Note to us is being made in reliance or the exemption from registration provided by Rule 144A or Section 4(2) of the Securities Act, as applicable.

D-1	Collateral Agency Agreement

3.	We are acquiring the Exchange Note for our own account or for one or more accounts, each of which is either a Qualified Institutional Buyer or an Institutional Accredited Investor, and as to each of which we exercise sole investment discretion for us and for each such account.

4.	We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Exchange Note, and we and any accounts for which we are acting are each able to bear the economic risk of such investment.

5.	If we are a corporation, partnership, trust or other entity we were not formed or recapitalized for the specific purpose of acquiring the Exchange Note.

6.	We understand that the Exchange Note is being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Exchange Note has not been and will not be registered under the Securities Act, and, if in the future we decide to offer, resell, pledge or otherwise transfer the Exchange Note, such security may be offered, resold, pledged or otherwise transferred only in accordance with the legend on such Note set forth herein. We acknowledge that no representation is made by the Seller as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Exchange Note;

7.	We understand that an investment in the Exchange Note involves certain risks, including the risk of loss of a substantial part of our investment under certain circumstances. We have had access to such financial and other information concerning the Borrower, the Leases, the Vehicles and the Servicer’s servicing practices and procedures as we deemed necessary or appropriate in order to make an informed investment decision with respect to our acquisition of the Exchange Note, including an opportunity to ask questions of and request information from the Borrower.

8.	Either (A) we are not, and are not acquiring and holding such Exchange Note on behalf of, a Plan or a governmental or church plan that is subject to Section 406 of ERISA or Section 4975 of the Code or to any federal, State, foreign or local law that is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code or (B) our acquisition and holding of such Exchange Note throughout the period that we hold such Exchange Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or church plan, a violation of any similar federal, State, foreign or local law). In addition, if we are, or are acting on behalf of, a Plan, the fiduciaries of such Plan represent and warrant that they have been informed of and understand the Issuer’s investment objectives, policies and strategies and that the decision to invest such Plan’s assets in such Exchange Note was made with appropriate consideration of relevant investment factors with regard to such Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

9.	Neither the Borrower nor the Closed-End Administrative Agent is under an obligation to register the Exchange Note under the Securities Act or any State securities laws. Each Note will bear a legend to the following effect unless determined otherwise by the Servicer (as certified to the Closed-End Administrative Agent in an Officer’s Certificate):

“THIS CLOSED-END EXCHANGE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CLOSED-END EXCHANGE NOTE, AGREES THAT THIS CLOSED-END EXCHANGE NOTE MAY BE REOFFERED, RESOLD, PLEDGED

D-2	Collateral Agency Agreement

OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR (3) TO THE INITIAL BENEFICIARY OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES, AND SUBJECT TO THE RECEIPT BY THE CLOSED-END ADMINISTRATIVE AGENT OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE CLOSED-END ADMINISTRATIVE AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS;”

10.	As a condition to the registration of any sale, transfer, assignment, participation, pledge or other disposition (each, a “Transfer”) of an Exchange Note, the prospective transferee of such Exchange Note will be required to represent to the Closed-End Administrative Agent and the Borrower the following, unless determined otherwise by the Servicer (as certified to the Closed-End Administrative Agent in an Officer’s Certificate):

(a)	It understands that no subsequent Transfer of the Exchange Note is permitted unless it causes its proposed transferee to provide to the Closed-End Administrative Agent and the Borrower a letter substantially in the form of this Exhibit D (with such changes therein as may be approved by the Servicer), or such other statement as the Borrower may require.

(b)	It understands that any purported Transfer of an Exchange Note (or any interest therein) in contravention of any of the restrictions and conditions contained in Section 6.5 of the Collateral Agency Agreement will be null and void, and the purported transferee in any such purported Transfer will not be recognized by the Borrower or any other Person as an Exchange Noteholder for any purpose.

11.	We acknowledge, submit to and agree to be bound by the Intercreditor Agreement, and each acknowledges receipt of a copy of such agreement as in effect on the Closing Date. We acknowledge that, among other things, the Intercreditor Agreement limits any interest of the Exchange Noteholder and any transferee in the Borrower to the assets allocated to the related Reference Pool in the Collateral Specified Interests of the Borrower.

12.	Any Transfer of the Exchange Note to a Person that is neither a Qualified Institutional Buyer nor an Institutional Accredited Investor, or otherwise that is not made in accordance with the restrictions set forth in the Collateral Agency Agreement will be null and void from the beginning and will not be given effect for any purpose under this letter or the Collateral Agency Agreement.

Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in Appendix A to the Collateral Agency Agreement, which also contains rules as to usage applicable to this letter.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

D-3	Collateral Agency Agreement

Very truly yours,

[NAME OF TRANSFEREE]

By:
Name:
Title:

D-4	Collateral Agency Agreement

EXHIBIT E

[FORM OF POWER OF ATTORNEY IN FAVOR OF THE
CLOSED-END COLLATERAL AGENT ADMINISTRATOR]

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

Reference is made to the Third Amended and Restated Pledge and Security Agreement (the “Security Agreement”), dated as of July 16, 2008, between the WORLD OMNI LT, a Delaware statutory trust, as Borrower (the “Borrower”), and AL HOLDING CORP., a Delaware corporation (“ALHC”), as collateral agent (the “Closed-End Collateral Agent”), as amended, supplemented or otherwise modified from time to time. Pursuant to the Security Agreement, the Closed-End Collateral Agent will hold a security interest in assets of the Borrower allocated to the Specified Interest designated as the “Closed-End Collateral Specified Interest” and certain related assets for the benefit of the Secured Parties specified therein.

ALHC, having an office and place of business at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, appoints:

1.             World Omni Financial Corp., a Florida corporation (“World Omni”), having an office and place of business at 190 Jim Moran Boulevard, Deerfield Beach, FL 33442 , its employees, contractors, attorneys and agents, to act as ALHC’s true and lawful attorneys-in-fact to Execute all Documents that may be required to (A) reflect the lien of ALHC on any Certificate of Title or (B) remove ALHC as lienholder from any Certificate of Title upon termination of ALHC’s lien on the related motor vehicle; and

2.             World Omni and its attorneys to act as ALHC’s true and lawful attorneys-in-fact to (A) execute a power of attorney on behalf of ALHC in favor of any Dealer or Auction and any employee or agent thereof appointing any such person or entity as ALHC’s attorney-in-fact to Execute all Documents that may be required to (i) reflect the lien of ALHC on any Certificate of Title or (ii) remove ALHC as lienholder from any Certificate of Title upon termination of ALHC’s lien in the related motor vehicle and (B) otherwise convey the authority to Dealers or Auctions and their employees or agents to take such actions on behalf of ALHC with respect to the Leases and Vehicles.

As used herein, (i) “Auction” means [Manheim Auctions, Inc.], [Auto Trade Center] and any other physical or electronic auction house, motor vehicle disposition agent, consignor or vendor, (ii) “Execute” means to prepare, execute, submit, deliver and/or file, in each case on behalf of ALHC, as Collateral Agent under the Security Agreement, (iii) “Document” means any document, instrument, certificate or application and (iv) all other capitalized terms not defined herein have the meaning given to such terms under the Security Agreement.

This power of attorney will remain in full force and effect until notice of revocation in writing is delivered by ALHC to World Omni.

EXECUTED this ____ day of [ ], 20[ ].

E-1	Collateral Agency Agreement

AL HOLDING CORP.

By:
Name:
Title:

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

Before me, the undersigned authority, on this day personally appeared ________________, known to me to be the person whose name is subscribed to the foregoing instruments, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me this _____
day of [ ], 20[ ].

Notary Public - State of Illinois	[seal]

________________________________
Name: __________________________
Commission Expires: ______________

E-2	Collateral Agency Agreement

EXHIBIT F

[FORM OF REFERENCE POOL REALLOCATION NOTICE]

[DATE]

To:	AL HOLDING CORP.,
as Closed-End Collateral Agent

Re: Reallocation of Assets to [ ]

Reference is made to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among World Omni LT, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the other Secured Parties from time to time party to such agreement. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed thereto in the Collateral Agency Agreement.

(1)	Pursuant to Section 6.2(b) of the Collateral Agency Agreement, you are hereby directed to reallocate from the Warehouse Facility Pool to the Reference Pool designated as “[ ]” (the “[ ]” Reference Pool”) those Closed-End Leases and Closed-End Vehicles identified on Annex A hereto, together with all other assets relating to such Closed-End Leases and Closed-End Vehicles (collectively, the “Reallocated Assets”).

(2)	The Exchange Note Reallocation Date for the Reallocated Assets is [ ], 20[ ]. (This is the date as of which the reallocation described in Paragraph (1), above, is effective.)

(3)	From and after [ ], 20[ ], all Closed-End Collections on the Reallocated Assets shall be treated as Closed-End Collections with respect to the [ ] Reference Pool.

[SIGNATURE PAGE FOLLOWS]

F-1	Collateral Agency Agreement

IN WITNESS WHEREOF, the undersigned has caused this Reference Pool Reallocation Notice to be duly executed and delivered by its officer hereunto duly authorized, as of the date and year first above written.

AUTO LEASE FINANCE LLC,
as Initial Beneficiary,

By:
Name:
Title:

F-2	Collateral Agency Agreement

EXHIBIT G

[FORM OF Warehouse pool reallocation notice]

[DATE]

To:	AL HOLDING CORP.,
as Closed-End Collateral Agent

Re:          Reallocation of Assets to the Warehouse Facility Pool

Reference is made to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among World Omni LT, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the other Secured Parties from time to time party to such agreement. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed thereto in the Collateral Agency Agreement.

(1)	Pursuant to Section 6.2(e) of the Collateral Agency Agreement, you are hereby directed to reallocate from the Reference Pool designated as “[ ]” (the “[ ]” Reference Pool”) to the Warehouse Facility Pool those Closed-End Leases and Closed-End Vehicles identified on Annex A hereto, together with all other assets relating to such Closed-End Leases and Closed-End Vehicles (collectively, the “Reallocated Assets”).

(2)	The Warehouse Pool Reallocation Date for the Reallocated Assets is [ ], 20[ ]. (This is the date as of which the reallocation described in Paragraph (1), above, is effective.)

(3)	From and after [ ], 20[ ], all Closed-End Collections on the Reallocated Assets shall be treated as Closed-End Collections with respect to the Warehouse Facility Pool and shall no longer constitute Closed-End Collections with respect to the applicable Reference Pool.

[SIGNATURE PAGE FOLLOWS]

G-1	Collateral Agency Agreement

IN WITNESS WHEREOF, the undersigned has caused this Reference Pool Reallocation Notice to be duly executed and delivered by its officer hereunto duly authorized, as of the date and year first above written.

AUTO LEASE FINANCE LLC,
as Initial Beneficiary,

By:
Name:
Title:

G-2	Collateral Agency Agreement

EXHIBIT H

[FORM OF WIND-DOWN POOL REALLOCATION NOTICE]

[DATE]

To:	AL HOLDING CORP.,
as Closed-End Collateral Agent

Re:          Reallocation of Assets to [                 ]

Reference is made to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among World Omni LT, as Borrower, Auto Lease Finance LLC, as Initial Beneficiary, AL Holding Corp., as Closed-End Collateral Agent, Bank of America, N.A., as Deal Agent, U.S. Bank National Association, as Closed-End Administrative Agent, and the other Secured Parties from time to time party to such agreement. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed thereto in the Collateral Agency Agreement.

(1)	Pursuant to Section 7.4(a) of the Collateral Agency Agreement, you are hereby directed to reallocate from the Warehouse Facility Pool to the Wind-Down Pool designated as “[ ]” (the “[ ]” Wind-Down Pool”) those Closed-End Leases and Closed-End Vehicles identified on Annex A hereto, together with all other assets relating to such Closed-End Leases and Closed-End Vehicles (collectively, the “Reallocated Assets”).

(2)	The Wind-Down Date for the Reallocated Assets is [ ], 20[ ]. (This is the date as of which the reallocation described in Paragraph (1), above, is effective.)

(3)	From and after [ ], 20[ ], all Closed-End Collections on the Reallocated Assets shall be treated as Closed-End Collections with respect to the [ ] Reference Pool.

[SIGNATURE PAGE FOLLOWS]

H-1	Collateral Agency Agreement

IN WITNESS WHEREOF, the undersigned has caused this Wind-Down Pool Reallocation Notice to be duly executed and delivered by its officer hereunto duly authorized, as of the date and year first above written.

AUTO LEASE FINANCE LLC,
as Initial Beneficiary,

By:
Name:
Title:

H-2	Collateral Agency Agreement

Appendix A

USAGE AND DEFINITIONS

Usage

The following rules of construction and usage are applicable to this Appendix and to any agreement that incorporates this Appendix and any certificate or other document made or delivered pursuant to any such agreement:

(a)            All terms defined in this Appendix, unless otherwise defined in any agreement that incorporates this Appendix or any certificate or other document made or delivered pursuant to any such agreement, have the meanings assigned in this Appendix.

(b)           Accounting terms not defined in this Appendix or in any such agreement, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, certificate or other document, to the extent not defined, have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of such agreement, certificate or other document. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Appendix or in any such agreement, certificate or other document will control.

(c)            References in an agreement to “Article,” “Section,” “Exhibit,” “Schedule” or another subdivision or to an attachment are, unless otherwise specified, to an article, section, exhibit, schedule or other subdivision of or an attachment to such agreement; and the term “including” means “including without limitation.”

(d)            IF, in any agreement that incorporates this Appendix, a provision (as used in this clause (d), “Provision X”) precedes or follows another provision (as used in this clause (d), “Provision Y”), where either (x) all or any portion of any matter addressed in Provision X is wholly or partially subsumed within Provision Y, with Provision Y being more broadly stated than Provision X with respect to such matter and/or (y) Provision X addresses more specifically a matter than is addressed more generally in Provision Y, THEN, in each such case, (A) Provision X shall be deemed to include language to the effect that Provision X shall not limit the generality of Provision Y with respect to any such matter and (B) as to such matter, Provision Y shall be interpreted as written, without negative inference being drawn from the inclusion of Provision X.

(e)            The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)             Any agreement or statute defined or referred to in this Appendix or in any agreement that incorporates this Appendix means such agreement or statute as from time to time amended, modified, supplemented or replaced, including (in the case of agreements) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements) references to all attachments thereto and instruments incorporated therein and (in the case of statutes) any rules and regulations promulgated thereunder and any judicial and administrative interpretations thereof. Any such amendment, modification, supplement or replacement shall bind each party to the applicable agreement (irrespective of, in the case of an amendment, modification, supplement or replacement of an agreement, whether such party had a right to consent thereto), except to the extent

Appendix A – page 1	Collateral Agency Agreement

that causing such party to be so bound would, solely by application of Applicable Law, cause such agreement to become unenforceable in any material respect.

(g)             References to a Person are also to its permitted successors and assigns.

(h)             References to deposits, transfers and payments of any amounts refer to deposits, transfers or payments of such amounts in immediately available funds.

(i)              Except where “not less than zero” or similar language is indicated, amounts determined by reference to a mathematical formula may be positive or negative.

Appendix A – page 2	Collateral Agency Agreement

Definitions

“Additional Warehouse Facility” means any Additional Warehouse Facility that is established under a Receivables Financing Agreement entered into pursuant to and in accordance with Section 2.1(b) of the Collateral Agency Agreement, excluding any such agreement entered into by way of amendment, restatement, supplement or other modification to any Warehouse Facility in effect on the date of the Collateral Agency Agreement (or any related document).

“Additional Warehouse Facilities” has a meaning correlative to the foregoing.

“Administrative Repurchase” means, with respect to one or more Closed-End Unit(s), a purchase, repurchase or indemnification payment made by World Omni or any of its Affiliates, whether acting as seller, servicer or in any other capacity, in connection with the breach of any representation, warranty or covenant (including any servicing covenant), or in connection with any indemnification obligation.

“Advance” means any amount disbursed as principal by any Warehouse Facility Lender to the Borrower under any Warehouse Facility.

“Adverse Claim” means a lien, security interest, pledge, charge or encumbrance, or similar right or claim (other than any lien, security interest, pledge, charge or encumbrance, or similar right or claim of the Closed-End Collateral Agent under the Security Agreement) of any Person; provided, however, that, the assignment of the proceeds of Relinquished Vehicles and the rights under Disposition Contracts relating to such vehicles pursuant to Section 4.1 of the Master Exchange Agreement shall not constitute an Adverse Claim with respect to such vehicles so long as the Closed-End Collateral Specified Interest remains a Restricted Pool, and the Restricted Pool Conditions continue to be applicable thereto as set forth in Schedule 5 to the Master Exchange Agreement.

“Affected Party” means, (A) as used in or with respect to any Receivables Financing Agreement, (i) the related Warehouse Facility Lenders, any Liquidity Banks and any Program Support Providers, (ii) any permitted assignee of such Warehouse Facility Lenders,, any Liquidity Banks or any Program Support Providers, (iii) any subsequent holder of a participation interest in the rights and obligations of any related Warehouse Facility Lenders under such Receivables Financing Agreement, any Liquidity Banks under a Liquidity Agreement and any subsequent holder of a participation interest in the rights and obligations of any Program Support Providers under a Program Support Agreement, in each case relating to such Receivables Financing Agreement and (B) when used with respect to any Conduit Lender, such Conduit Lender, any related Alternate Lender, the related Group Agent, any related Program Support Provider, any permitted assignee of any of the foregoing, any subsequent holder of a participation interest in the rights and obligations of such Alternate Lender and any subsequent holder of a participation interest in the rights and obligations of any Program Support Provider under a Program Support Agreement.

“Affiliate” of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power:

(i)	to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or

Appendix A – page 3	Collateral Agency Agreement

(ii)	to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Affiliated” has a correlative meaning.

“Aggregate Loan Amount” means the aggregate principal amount of all Advances outstanding under the Revolving Warehouse Facilities.

“Aggregate Wind-Down Loan Amount” means the aggregate principal amount of all Advances outstanding under the Wind-Down Warehouse Facilities.

“Alabama Trust” means World Omni LT, an Alabama trust.

“ALF LP” means Auto Lease Finance L.P., a Delaware limited partnership.

“ALF LP Contribution Agreement” means the Contribution Agreement and Amendment to Limited Partnership Agreement, dated as of July 16, 2008, between World Omni, as contributor, and ALF LLC, as contributee.

“ALF LLC” means Auto Lease Finance LLC, a Delaware limited liability company.

“ALF LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of ALF LLC, dated as of July 16, 2008, by World Omni, as sole member, and each of Bernard J. Angelo and Frank Bilotta, as the initial Independent Directors.

“ALHC” means AL Holding Corp., a Delaware corporation.

“Applicable Base Margin” means, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Applicable Law” means all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

“Applicable Margin” means, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Asset Pool” means the Revolving Pool, each Wind-Down Pool, each Reference Pool and each other portfolio of Titling Trust Assets.

“Automotive Lease Guide” means, with respect to any Closed-End Vehicle and the related Closed-End Lease, the Automotive Lease Guide prepared and published by Automotive Lease Guide, LLC, which edition is the most current at the inception of such Closed-End Lease.

“Authorized Officer”:

(i)	has, with respect to the Initial Beneficiary, Titling Trust Administrator, Delaware Trustee or Titling Trustee, the meaning specified in the Titling Trust Agreement;

(ii)	with respect to the Closed-End Collateral Agent Administrator, means the individuals designated by the Closed-End Collateral Agent Administrator from

Appendix A – page 4	Collateral Agency Agreement

time to time pursuant to Section 2.5 of the Closed-End Administration Agreement;

(iii)	with respect to U.S. Bank or U.S. Bank Trust (in any capacity), means any president, vice president, assistant vice president, treasurer, assistant treasurer, secretary, assistant secretary or any other officer of such Person, customarily performing functions similar to those performed by any of the above designated having responsibility for the administration of the Basic Documents and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; and

(iv)	with respect to the Closed-End Servicer, the individuals identified from time to time on Exhibit G to the Closed-End Servicing Agreement.

“Bank of America” means Bank of America, N.A., a national banking association.

“Bank of America Receivables Financing Agreement” means the Receivables Financing Agreement, dated as of December      , 2009 among the Borrower, ALF LLC, as Initial Beneficiary, the Closed-End Servicer, the Lenders party thereto, and Bank of America, as Warehouse Facility Agent.

“Bankruptcy Code” means the United States Bankruptcy Code, as set forth in Title 11 of the United States Code.

“Basic Documents” means:

(A)	the Receivables Financing Agreements;

(B)	the Borrower Novation Agreement;

(C)	the Collateral Agency Agreement;

(D)	the Security Agreement;

(E)	the Collateral Agent Assignment Agreement;

(F)	the Closed-End Servicing Agreement;

(G)	the Closed-End Administration Agreement;

(H)	the Titling Trust Agreement;

(I)	the Merger Agreement;

(J)	the Master Exchange Agreement;

(K)	the Intercreditor Agreement;

(L)	the Lease Funding Account Agreement;

(M)	the Company Account Agreement;

Appendix A – page 5	Collateral Agency Agreement

(N)	the Performance Guaranty; and

(O)	the Warehouse Facility Notes.

“Beneficial Interest” has, with respect to any Warehouse Facility, the meaning specified in the Titling Trust Agreement.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of any specified Person to have been duly adopted by the Board of Directors (or equivalent, if applicable), or a duly authorized committee thereof, of such Person and to be in full force and effect on the date of such certification and delivered to the Person to which such resolution is required to be delivered.

“Booked Residual Value” means, with respect to a Closed-End Vehicle, the amount stipulated in the related Closed-End Lease (as reflected in the Schedule of Leases and Vehicles) as the value of such Closed-End Vehicle at the Maturity Date of the related Closed-End Lease, as established upon the date of origination of the related Closed-End Lease.

“Borrower” means WOLT, as borrower under each of the Warehouse Facilities.

“Borrower Novation Agreement” means the Novation Agreement, dated as of July 16, 2008, among ALF LP, as Borrower Transferor, WOLT, as Borrower Transferee, and the Novation Consenting Parties named therein.

“Borrowing Base” has, with respect to any Warehouse Facility, the meaning set forth in the related Receivables Financing Agreement.

“Borrowing Base Certificate” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Borrowing Request” means, as used in any Receivables Financing Agreement, the notice delivered by the Borrower to the applicable Warehouse Facility Agent under the terms of such agreement to request that an Advance be made thereunder.

“Business Day” means (a) any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or Charlotte, North Carolina, and (b) in the case of a Business Day which relates to a Eurodollar Loan, any day dealings are carried on in the London interbank market.

“Carrying Costs” means, with respect to any month, the sum (without duplication) of all of WOLT’s financing costs and expenses incurred during such month under all the Warehouse Facilities determined on an accrual basis in accordance with GAAP, including, (a) all interest accrued on the Advances, (b) all accrued Fees, (c) commercial paper dealer fees and note fees and (d) all indemnity obligations of WOLT (including all amounts payable as increased costs or funding losses pursuant to any Warehouse Facility). For avoidance of doubt, “Carrying Costs” shall include all of the amounts referred to in clauses (a) through (d) of the immediately preceding sentence that are paid by, or payable by, the Holder of the Closed-End Certificate, the Closed-End Servicer or the Titling Trust Administrator, in each case on behalf of the Titling Trust.

“Certificate” has the meaning specified in the Titling Trust Agreement.

Appendix A – page 6	Collateral Agency Agreement

“Certificate of Title” means a certificate of title or other similar evidence of ownership of a Closed-End Vehicle issued in paper form by the relevant governmental department or agency in the jurisdiction in which the Closed-End Vehicle is registered, or a record maintained by such governmental department or agency in the form of information stored in electronic media. However, if a certificate of title or other similar evidence of ownership in paper form or such record stored on electronic media has not been issued or is not being maintained, the application (or copy thereof) for the certificate of title or other similar evidence of ownership will constitute the “Certificate of Title.” “Certificates of Title” has a meaning correlative with the foregoing.

“Change in Control” means:

(a)	JM Family Enterprises, Inc. shall fail to own, directly or indirectly, free and clear of all Adverse Claims, at least 80% of the outstanding shares of voting stock of World Omni on a fully diluted basis; or

(b)	World Omni shall fail to own, directly or indirectly, free and clear of all Adverse Claims, 100% of the membership interest of ALF LLC; or

(c)	ALF LLC shall cease to be the sole owner of the Certificate (s) of the Borrower.

“Charged-off Lease” means a Closed-End Lease with respect to which (a) the related Closed-End Vehicle has been repossessed and sold or otherwise disposed of, or (b) the Closed-End Lease has been written off by the Closed-End Servicer in accordance with its normal policies for writing off lease contracts other than with respect to repossessions.

“Claim” means any loss, liability or expense, including reasonable attorneys’ and other professional’s fees and expenses (collectively “Claims”), arising out of or incurred in connection with any of the Closed-End Assets (including without limitation any Claims relating to Closed-End Leases, Closed-End Vehicles, consumer fraud, consumer leasing act violation, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any Closed-End Lease, personal injury or property damage claims arising with respect to any Closed-End Vehicle or any claim with respect to any tax arising with respect to any Closed-End Asset.

“Class” has the meaning specified in the Titling Trust Agreement.

“Closed-End Administration Agreement” means the Administration Agreement, dated as of July 16, 2008, between World Omni, as Closed-End Collateral Agent Administrator, and U.S. Bank, as Closed-End Administrative Agent.

“Closed-End Administrative Agent” means U.S. Bank National Association, as Closed-End Administrative Agent under the Collateral Agency Agreement.

“Closed-End Asset” means each Closed-End Unit, and each other asset, from time to time allocated to the Closed-End Collateral Specified Interest pursuant to the Titling Trust Agreement.

“Closed-End Certificate” means the Certificate issued by the Titling Trust and representing the entire Beneficial Interest in the Closed-End Collateral Specified Interest.

“Closed-End Collateral Agent” means ALHC, as collateral agent for the Secured Parties pursuant to the Collateral Agency Agreement.

Appendix A – page 7	Collateral Agency Agreement

“Closed-End Collateral Agent Administrator” means World Omni, as Closed-End Collateral Agent Administrator under the Closed-End Administration Agreement.

“Closed-End Collateral Specification Notice” means the Specification Notice, dated as of July 16, 2008, and establishing the Closed-End Collateral Specified Interest.

“Closed-End Collateral Specified Interest” means the Specified Interest designated as the “Closed-End Collateral Specified Interest” pursuant to the Closed-End Collateral Specification Notice.

“Closed-End Collected Amounts” means, collectively, all of the following:

(A)	all Scheduled Payments;

(B)	all Liquidation Proceeds;

(C)	all Insurance Proceeds;

(D)	all Prepayments;

(E)	all Payments Ahead;

(F)	all Released Intermediary Funds;

(G)	all proceeds from the exercise of Dealer Recourse Rights; and

(H)	all other payments made by or on behalf of any Closed-End Obligor or otherwise with respect to any Closed-End Lease or Closed-End Vehicle;

but, excluding, however, in each case, all payments made by such Obligors representing late payment charges, payments made for excise or other taxes or fees due to any government authority, extension fees or similar charges. For the avoidance of doubt, “Closed-End Collected Amounts” shall not include any Relinquished Vehicle Proceeds to the extent that the Closed-End Servicer has made a deposit into the Collection Account of the Required Deposit Amount with respect to the related Relinquished Vehicle.

“Closed-End Collections” means, collectively, (1) the Closed-End Exchange Note Collections with respect to each Reference Pool and (2) the Closed-End Warehouse Collections.

“Closed-End EN Collected Amounts” means, with respect to any Reference Pool, all Closed-End Collected Amounts with respect to the Closed-End Leases and Closed-End Vehicles included in such Reference Pool.

“Closed-End EN Collection Period” means, with respect to any Reference Pool, a calendar month (and, with respect to any Closed-End Exchange Note Payment Date, means the calendar month preceding the month in which such Closed-End Exchange Note Payment Date occurs).

“Closed-End EN Secured Party” means, with respect to any Reference Pool, the related Exchange Noteholders and all other Secured Parties whose Secured Obligations are paid principally from Closed-End EN Collected Amounts in respect of such Reference Pool. “Closed-End EN Secured Parties” has a meaning correlative to the foregoing.

Appendix A – page 8	Collateral Agency Agreement

“Closed-End Exchange Note Collections” means all Closed-End EN Collected Amounts that have been both (x) Received and (y) Posted, in each case as of the relevant date of determination.

“Closed-End Exchange Note Payment Date,” as used with respect to any Closed-End Exchange Note, has the meaning specified in the related Exchange Note Supplement.

“Closed-End Lease” means any agreement between the Titling Trust (or the Titling Trustee, on behalf of the Titling Trust), as assignee of a Dealer, as lessor, and any Person, as lessee, providing for the fixed rate retail closed-end lease of a Closed-End Vehicle, if and to the extent that the rights of the Titling Trust under such agreement have been allocated to the Closed-End Collateral Specified Interest. The “related” Closed-End Lease means, with respect to any Receivable, the Closed-End Lease under which such Receivable arises.

“Closed-End Obligor” means the lessee of a Closed-End Vehicle or any other Person who is obligated to make payments on the related Closed-End Lease (other than any Dealer in respect of any Dealer Recourse Rights).

“Closed-End Servicer” means World Omni, as Closed-End Servicer under the Closed-End Servicing Agreement.

“Closed-End Servicing Agreement” means the Fifth Amended and Restated Servicing Agreement, dated as of December 15, 2009, among the Closed-End Servicer, the Titling Trust and the Closed-End Collateral Agent, with respect to the servicing by the Closed-End Servicer of the Specified Assets of the Closed-End Collateral Specified Interest. Where used with respect to any Reference Pool, “Closed-End Servicing Agreement” means the aforementioned agreement, as supplemented by the applicable Servicing Supplement.

“Closed-End Unit” means any Closed-End Lease together with the related Closed-End Vehicle.

“Closed-End Vehicle” means any automobile or light duty truck, together with all accessories, additions and parts constituting thereof and all accessions thereto, that is subject to a Closed-End Lease.

“Closed-End Warehouse Collected Amounts” means all Closed-End Collected Amounts with respect to the Closed-End Leases and Closed-End Vehicles included in the Warehouse Facility Pool.

“Closed-End Warehouse Collections” means all Closed-End Warehouse Collected Amounts that have been both (x) Received and (y) Posted, in each case as of the relevant date of determination.

“Closed-End Warehouse Facility Lease” means a Closed-End Lease that is included, as of the relevant date of determination, in the Warehouse Facility Pool.

“Closed-End Warehouse Facility Vehicle” means a Closed-End Vehicle that is included, as of the relevant date of determination, in the Warehouse Facility Pool.

“Closing Date” means December 15, 2009.

Appendix A – page 9	Collateral Agency Agreement

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Agent Assignment Agreement” means the Collateral Agent Assignment Agreement, dated as of July 16, 2008 between Bank of America, as assignor, and ALHC, as assignee.

“Collateral Agency Agreement” means the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, among the Borrower, ALHC, as Closed-End Collateral Agent, Bank of America, as Deal Agent, U.S. Bank, as Closed-End Administrative Agent, and the other Secured Parties from time to time party to such agreement.

“Collateral Document” means (i) the Security Agreement, and (ii) any additional agreements pursuant to which collateral securing the Secured Obligations may at any time be granted to the Closed-End Collateral Agent.

“Collection Account” means with respect to (1) the Warehouse Facility Pool, the Lease Funding Account and (2) any Reference Pool, the related Exchange Note Collection Account.

“Commercial Paper Note” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Commitment” or “Commitments” has, with respect to any Warehouse Facility (and with respect to any Warehouse Facility Lender thereunder), the meaning specified in the related Receivables Financing Agreement.

“Commitment Period” means, with respect to any Warehouse Facility, the period (x) beginning on and including the Closing Date (or, in the case of an Additional Warehouse Facility, such later date on which such Warehouse Facility becomes effective) and (y) ending on but excluding the last Commitment Termination Date to occur with respect to any Warehouse Facility Lender under such Warehouse Facility.

“Commitment Termination Date” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Company Account” means the account established and maintained by the Closed-End Servicer pursuant to Section 5.2(c) of the Closed-End Servicing Agreement, which account initially shall be account number 8188516078, established at the Company Account Bank.

“Company Account Agreement” means the Deposit Account Control Agreement, among the Titling Trust, the Servicer, the Closed-End Collateral Agent and Bank of America.

“Company Account Bank” means Bank of America.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth

Appendix A – page 10	Collateral Agency Agreement

therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby. “Contingent Liabilities” has a meaning correlative to the foregoing.

“Corporate Trust Office” means, with respect to the Closed-End Administrative Agent and the Titling Trustee, the office of the Closed-End Administrative Agent or the Titling Trustee, as the case may be, at which its corporate trust business is administered, which on the Closing Date is located, in the case of the Closed-End Administrative Agent, at:

U.S. Bank National Association
209 South LaSalle Street
Suite 300
Chicago, Illinois 60604
Attention: Patricia M. Child
Fax: 312-325-8905
Telephone: 312-325-8902

and, in the case of the Titling Trustee, at:

VT Inc.
209 South LaSalle Street,
Chicago, IL 60697
Attention: Corporate Trust Department
Fax: 312-325-8905

or, in each case, at such other address as the party may designate by notice to the Borrower, the Closed-End Servicer and each Exchange Noteholder.

“Credit and Collection Policy” means the credit and collection standards, policies, procedures and practices of the Closed-End Servicer relating to motor vehicle leases and the related vehicles serviced by the Closed-End Servicer, as the same may be modified from time to time without violating the terms of the Receivables Financing Agreements, such standards, policies, procedures and practices to be carried out in accordance with customary and usual procedures of institutions that service closed-end automobile and light duty truck leases and, to the extent more exacting, the procedures used by the Closed-End Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates.

“Current Receivables Financing Agreements” means the Bank of America Receivables Financing Agreement.

“Current Warehouse Facilities” means each of the Warehouse Facilities that was entered into pursuant to a Current Receivables Financing Agreement. “Current Warehouse Facility” has a meaning correlative to the foregoing.

“Cutoff Date” means, (1) with respect to any Reference Pool and any Closed-End Unit included or to be included therein, the date as of which all Closed-End Collections on such Closed-End Units will be applied as Closed-End Collections with respect to such Reference Pool (determined after all processing on such day), as specified (x) in the case of the initial Closed-End Units with respect to such Reference Pool, in the related Exchange Note Supplement and (y) in the case of any Closed-End Units that are subsequently allocated to a Reference Pool pursuant to Section 6.2(b) of the Collateral Agency Agreement, in the applicable Reference Pool Reallocation Notice and (2) with respect to any Closed-End

Appendix A – page 11	Collateral Agency Agreement

Unit to be reallocated from any Reference Pool to the Warehouse Facility Pool pursuant to Section 6.2(e) of the Collateral Agency Agreement, the date as of which all Closed-End Collections with respect to such Closed-End Unit will be applied as Closed-End Collections with respect to the Warehouse Facility Pool, and shall no longer be applied as Closed-End Collections with respect to such Reference Pool (in each case, determined after all processing on such day), as specified in the related Warehouse Pool Reallocation Notice.

“Deal Agent” means Bank of America, N.A., as Deal Agent under the Collateral Agency Agreement.

“Dealer” means any Person who in the ordinary course of business sells or leases motor vehicles and has entered into a Dealer Agreement with World Omni.

“Dealer Agreement” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Dealer Recourse Right” means, with respect to any Closed-End Unit, any and all recourse rights against the originating Dealer.

“Default Notice” means a notice delivered to the Closed-End Collateral Agent and the Titling Trustee by any Warehouse Facility Secured Party stating that a Warehouse Facility Termination Event has occurred and is continuing under the provisions of its Warehouse Facility.

“Defaulted Receivable” means a Receivable: (a) as to which any Scheduled Payment, or part thereof in excess of $40.00, remains unpaid for more than 90 days from the original due date for such payment (other than a Receivable as to which an extension has been granted with respect to such date by the Closed-End Servicer pursuant to Section 6.2 of the Closed-End Servicing Agreement), or (b) that has been, or, consistent with the Credit and Collection Policy, would be, written off (in whole or in part) the books of the Closed-End Servicer or the Titling Trust, as the case may be, as uncollectible or (c) as to which the related Obligor is the subject of any bankruptcy or other insolvency proceeding.

“Delinquent Receivable” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Delaware Statutory Trust Act” means the Delaware Statutory Trust Act (currently Chapter 38 of Title 12, Sections 3801 through 3863 of the Delaware Code).

“Delaware Trustee” means U.S. Bank Trust National Association, a national banking association, and any successor thereto.

“Disposition Contract” has the meaning specified in the Master Exchange Agreement.

“Dollar” and the sign “$” means the lawful money of the United States of America.

“Draft Account” means Account No. 81887-03225, denominated “Word Omni Financial Corp.”, located at Bank of America or any such other account as may be specified as such from time to time by the Closed-End Servicer with notice to the Titling Trustee.

“DTC” means the Depository Trust Company, its nominee, and their respective successors.

Appendix A – page 12	Collateral Agency Agreement

“Effective Date” has the meaning specified in the Master Exchange Agreement.

“Effective MSRP” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Eligible Lease” has the meaning set forth in the related Receivables Financing Agreement.

“Eligible State” means any State in which the Titling Trust is qualified, authorized and licensed to hold title or other evidence of the interest in Closed-End Vehicles.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Eurodollar Loan” means, with respect to any Receivables Financing Agreement, any Advance (or portion thereof) that bears interest at the Eurodollar Rate (Reserve Adjusted).

“Eurodollar Rate (Reserve Adjusted)” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Event of Bankruptcy” will be deemed to have occurred with respect to a Person if either:

(i)	a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(ii)	such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors.

“Exchange Note Allocation Percentage” means, with respect to any Reference Pool and any date of determination, a fraction, expressed as a percentage, (i) the numerator of which is equal to the total amount of Unpaid Titling Trust Debt with respect to such Reference Pool as of such date of determination and (ii) the denominator of which is equal to the aggregate amount of Unpaid Titling Trust Debt with respect to the Warehouse Facility Pool and all Reference Pools, taken as a whole.

“Exchange Note Balance” means, with respect to any Closed-End Exchange Note, the initial principal balance of such Closed-End Exchange Note, as increased by the amount

Appendix A – page 13	Collateral Agency Agreement

of any Subsequent Exchange Note Increases and as reduced by all amounts distributed on such Closed-End Exchange Note and allocable to principal.

“Exchange Note Collection Account” means the account designated as such with respect to any Reference Pool pursuant to Section 5.2(f)(ii) of the Closed-End Servicing Agreement.

“Exchange Note Interest Amount” means, with respect to any Closed-End Exchange Note and any Closed-End Exchange Note Payment Date, except as otherwise specified in the related Closed-End Exchange Note, the sum of:

(i)	the portion of the Exchange Note Interest Amount with respect to such Closed-End Exchange Note and the immediately preceding Closed-End Exchange Note Payment Date that was not paid on such date; plus

(ii)	the product of (A) the Exchange Note Balance as of the first day of such Interest Period, times (B) the applicable Exchange Note Interest Rate, times (C) the day count fraction specified in the related Closed-End Exchange Note and/or Exchange Note Supplement.

“Exchange Note Interest Rate” means, with respect to any Closed-End Exchange Note and any Interest Period, the fixed rate or floating rate specified in the related Closed-End Exchange Note.

“Exchange Note Principal Payment Amount” means the amount owed with respect to a principal payment for a Closed-End Exchange Note on each applicable Closed-End Exchange Note Payment Date, as set forth in the applicable Closed-End Exchange Note.

“Exchange Note Redemption Date” means with respect to the redemption of any Closed-End Exchange Note, the date on which such redemption is to occur pursuant to the terms of the applicable Servicing Supplement.

“Exchange Note Redemption Price” means, the amount payable with respect to a Closed-End Exchange Note in connection with the redemption of such Closed-End Exchange Note as set forth in the applicable Servicing Supplement.

“Exchange Noteholder” means, with respect to any Closed-End Exchange Note, the Initial Beneficiary or any indorsee of such Closed-End Exchange Note.

“Extension Fee” means, with respect to any Closed-End Lease that has had its Maturity Date extended pursuant to Section 6.2(a) of the Closed-End Servicing Agreement, any payment required to be made with respect to such Closed-End Lease by the Obligor.

“Facility Default” means either (1) an Event of Bankruptcy with respect to the Borrower or (2) the delivery of a notice of termination pursuant to Section 8.1(c) of the Closed-End Servicing Agreement following a Facility Servicer Event of Default (unless, in the case of this clause (2), a successor Closed-End Servicer has accepted its appointment on or before the date specified in such notice of termination pursuant to Section 8.4(c) of the Closed-End Servicing Agreement) will constitute a “Facility Default.”

“Facility Limit” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

Appendix A – page 14	Collateral Agency Agreement

“Facility Servicer Event of Default” has the meaning specified in Section 8.1(a) of the Closed-End Servicing Agreement.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal (for each day during such period) to:

(a)            the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

(b)            if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Liquidity Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means, with respect to any Warehouse Facility, the meaning assigned to such term under the related Receivables Financing Agreement.

“Fees” means, with respect to any Warehouse Facility, all fees and other amounts payable by the Borrower to the Warehouse Facility Agent (for its own account or the account of any Warehouse Facility Lender) pursuant to the related Receivables Financing Agreement or any related Fee Letter.

“FICO Score” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Filing Collateral” means that portion of the Collateral in which a security interest may be perfected under the UCC by the filing of a financing statement.

“Final Scheduled Payment Date” means, with respect to any Closed-End Exchange Note, the date specified in such Closed-End Exchange Note or in the related Closed-End Exchange Note as the fixed date that the final payment of principal on such Closed-End Exchange Note is due and payable.

“Financial Officer” means the chief financial officer, treasurer, assistant treasurer or chief accounting officer of World Omni.

“Fiscal Quarter” means any period of three consecutive calendar months ending on the last day of any March, June, September or December, with respect to any Person, or such other quarterly periods as may be declared by such Person as its fiscal quarter, by notice to the Closed-End Collateral Agent and the Deal Agent.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31 or, with respect to any Person, or such other annual period as may be declared by such Person as its fiscal year, by notice to the Closed-End Collateral Agent and the Deal Agent.

“Fitch” means Fitch, Inc., doing business as Fitch Ratings.

“Force Majeure” means any delay or failure in performance caused by acts beyond the Closed-End Servicer’s reasonable control, including acts of God, terrorism, war, vandalism, sabotage, accidents, fires, floods, hurricanes, tornados, civil unrest, strikes, labor disputes, mechanical or electronic

Appendix A – page 15	Collateral Agency Agreement

breakdown, shortages or delays in obtaining suitable parts or equipment, material, labor, or transportation, acts of subcontractors, interruption of utility services, acts of any unit of government or governmental agency, or any similar or dissimilar cause.

“GAAP” means the generally accepted United States accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

“Governmental Authority” means the United States of America, any State or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. “Governmental Authorities” has a meaning correlative to the foregoing.

“Grant” means to mortgage, pledge and grant a security interest in any specified property or assets.

“Hedge Contract” means any agreement (including any master agreement incorporated into a transaction and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap, cap, collar, swaption, or option or similar agreement.

“Holder” means each holder of a Certificate.

“Holding Company” means ALF LLC, as Holder of the Open-End Collateral Specified Interest Certificate.

“Implicit Rate” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Indebtedness” of any Person means, without duplication:

(a)	all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(b)	all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)	all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

(d)	all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

(e)	whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

Appendix A – page 16	Collateral Agency Agreement

(f)	all net obligations of such Person in respect of interest rate swap, cap, collar, swaption, option or similar agreements; and

(g)	all Contingent Liabilities of such Person in respect of any of the foregoing.

“Indemnified Person” as used with respect to (i) any Receivables Financing Agreement, has the meaning specified therein, (ii) the Closed-End Servicing Agreement, has the meaning specified in Section 3.3(b), (c) or (d), as applicable, of the Closed-End Servicing Agreement and (iii) the Closed-End Administration Agreement, has the meaning specified in Section 3.2(a) or (b), as applicable, of the Closed-End Administration Agreement.

“Independent” means, when used with respect to any accountant, such an accountant, who may also be the Accountant who audits the books of the Company, the Closed-End Servicer or any of their respective Affiliates, who is Independent with respect to the Borrower, the Closed-End Servicer, and their respective Affiliates as contemplated by Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Person’s opinion or certificate shall be furnished to the Titling Trustee, such Person shall be acceptable to the Titling Trustee if such opinion or certificate shall state that the signer has read this direction and that the signer is independent within the meaning thereof.

“Initial Beneficiary” means ALF LLC, as Initial Beneficiary under the Titling Trust Agreement.

“Insurance Expenses” means any amount of Insurance Proceeds (a) applied to the repair of the related Closed-End Vehicle, (b) released to an obligor in accordance with the normal servicing procedures of the Closed-End Servicer, or (c) representing other related expenses incurred by the Closed-End Servicer not otherwise included in Liquidation Expenses and recoverable under the Closed-End Servicing Agreement.

“Insurance Policies” means any residual value, comprehensive, collision, liability, physical damage, credit or other insurance policies (including rights under any self-insurance provided by World Omni and assigned to the Titling Trust), and all rights thereunder, which are maintained by the Closed-End Servicer, holders of any Closed-End Exchange Notes, any Closed-End Lease or any Affiliate of any of the foregoing, in each case to the extent such policy or program covers or applies to any Closed-End Lease, Closed-End Vehicle or the ability of any Closed-End Obligor to make any required payment under the related Closed-End Lease or with respect to the related Closed-End Vehicle, and any contingent or excess liability insurance policy or program maintained by or on behalf of the Titling Trust or with respect thereto. “Insurance Policy” has a meaning correlative to the foregoing.

“Insurance Proceeds” means, with respect to any Closed-End Lease or the related Closed-End Vehicle or Obligor, proceeds paid to the Closed-End Servicer or the Titling Trustee, on behalf of the Titling Trust, pursuant to an Insurance Policy and amounts paid to the Titling Trustee or the Closed-End Servicer under any other insurance policy related to such Closed-End Lease, Closed-End Vehicle or obligor (including but not limited to any contingent and excess liability insurance policy or residual value insurance policy maintained by or on behalf of the Titling Trustee, on behalf of the Titling Trust).

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of July 16, 2008, among (A) World Omni, as Titling Trust Administrator and as an Interest Holder, (B) WOLT, as Titling Trust, (C) ALF LLC, as a Multiple-Use SPV and as an Interest Holder, (D) VT Inc., as Titling

Appendix A – page 17	Collateral Agency Agreement

Trustee and as an Interest Holder and (E) each of the other Persons identified from time to time as “Interest Holders” on Schedule I to such agreement.

“Interest Period” has:

(A)	with respect to any Closed-End Exchange Note, the meaning specified in the related Exchange Note Supplement; and

(B)	with respect to any Advance under any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Intermediary Funds” has the meaning specified in the Master Exchange Agreement.

“Investment Company Act” means the Investment Company Act of 1940.

“IRS” means the Internal Revenue Service.

“Joinder Agreement” has the meaning specified in the Intercreditor Agreement.

“Joint Account” has the meaning specified in the Master Exchange Agreement.

“Joint Account Agreement” has the meaning specified in the Master Exchange Agreement.

“Lease Balance” means, with respect to any Closed-End Lease as of any date, an amount equal to (a) the sum of all Scheduled Payments remaining to be made (provided, however, that, Payments Ahead received but not yet applied are deemed to be Scheduled Payments remaining to be made), less any unearned finance or other charges relating to the period beginning after the next succeeding payment date for Scheduled Payments on such Closed-End Lease (determined in accordance with the actuarial method) in accordance with the usual practices of the Closed-End Servicer, plus (b) the Booked Residual Value of the related Closed-End Vehicle.

“Lease Files” means, with respect to any Closed-End Lease and Closed-End Obligor:

(i)	the original of the Closed-End Lease (or electronic copies of such documents that satisfy Section 9-105 of the UCC) that is clearly marked to show the Titling Trust as the owner of such Closed-End Lease;

(ii)	the original credit application fully executed by the Closed-End Obligor or a photocopy or electronic facsimile thereof;

(iii)	the original Certificate of Title and all related documents and records (electronic or otherwise) evidencing the ownership of the related Closed-End Vehicle or Closed-End Vehicles; and

(iv)	any and all other documents that the Closed-End Servicer retains on file, in accordance with the Credit and Collection Policy, relating to such Closed-End Lease, or the related Closed-End Vehicle or Closed-End Vehicles or Closed-End Obligor.

Appendix A – page 18	Collateral Agency Agreement

“Lease Funding Account” means the account established and maintained by the Closed-End Servicer pursuant to Section 5.2(b) of the Closed-End Servicing Agreement, which account initially shall be account no. 77044091 maintained at the Lease Funding Account Bank.

“Lease Funding Account Agreement” means the Securities Account Control Agreement, among the Titling Trust, as Borrower, the Closed-End Collateral Agent, the Closed-End Servicer, and U.S. Bank, as account bank (in such capacity, the “Lease Funding Account Bank”) and as securities intermediary (in such capacity, the “Securities Intermediary”).

“Lease Funding Account Bank” means U.S. Bank.

“Lease Number” means, with respect to any Closed-End Lease, the identifying number, if any, assigned to such Closed-End Lease by the Closed-End Servicer on its internal books and records.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind.

“Liquidation Expenses” means reasonable out-of-pocket expenses incurred by the Closed-End Servicer in connection with the attempted realization of the full amounts due or to become due under any Closed-End Lease, including expenses in connection with the repossession of any related Closed-End Vehicle, the sale of such a Closed-End Vehicle, whether upon its repossession or upon return of a Closed-End Vehicle on or around the Maturity Date or any Extended Termination Date, any collection effort (whether or not resulting in a lawsuit against the obligor under such Closed-End Lease) or any application for Insurance Proceeds.

“Liquidation Proceeds” means gross amounts received by the Closed-End Servicer or the Titling Trustee, on behalf of the Titling Trust (before reimbursement for Liquidation Expenses), in connection with the realization of the full amounts due or to become due under any Closed-End Lease, whether from the sale or other disposition of the related Closed-End Vehicle (without regard to whether such proceeds exceed the Booked Residual Value therefor), the proceeds of any collection effort (whether or not resulting in a lawsuit against the obligor under such Closed-End Lease), the proceeds of recourse payments by Dealers, receipt of Insurance Proceeds, or collection of amounts due hereunder in respect of that Closed-End Lease (including but not limited to the application of any security deposit pursuant to the Credit and Collection Policy) or otherwise; provided, however, that, for the avoidance of doubt, “Liquidation Proceeds” shall not include any Disposition Deposit Amounts distributed by the Qualified Intermediary to the Closed-End Servicer in accordance with the first proviso of Section 4.15 of the Master Exchange Agreement.

“Liquidity Agent” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Liquidity Agreement” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Liquidity Bank” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Master Exchange Agreement” means the Second Amended and Restated Master Exchange Agreement, dated as of December 15, 2009, among World Omni, individually, as servicer and as Titling Trust Administrator, the ALF LLC, the Titling Trust, the QI Administrator and the Qualified Intermediary.

Appendix A – page 19	Collateral Agency Agreement

“Material Adverse Effect” means with respect to any event or circumstance, a material adverse effect on:

(a)	the business, assets, financial condition or operations of World Omni and its Subsidiaries, taken as a whole, the Borrower, ALF LLC or the Titling Trust;

(b)	the ability of World Omni, Closed-End Servicer (if World Omni), ALF LLC or the Borrower to perform their respective obligations under any Basic Document to which such Person is a party;

(c)	the validity, enforceability or collectibility of any Basic Document; or

(d)	the status, existence, perfection or priority of the Closed-End Collateral Agent’s security interest in the Collateral.

“Maturity Date” means, with respect to any Closed-End Lease, the date on which the related Closed-End Vehicle is scheduled to be returned if not purchased by the Obligor thereunder, as such date may be extended in accordance with the Closed-End Servicing Agreement.

“Merger” means the merger between the Alabama Trust and WOLT after which WOLT was the surviving entity pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 16, 2008, between the Alabama Trust and the Titling Trust, with respect to the Merger.

“Month End Date” means the last day of each calendar month.

“Monthly Reporting Date” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Moody’s” means Moody’s Investors Service, Inc.; provided, however, that, references in the Basic Documents to Moody’s shall be disregarded if and when it ceases to rate the Commercial Paper Notes of all Warehouse Facility Lenders.

“Net Credit Losses” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Net Liquidation Proceeds” means the Liquidation Proceeds, net of Liquidation Expenses Received from the sale or other disposition of a Returned Vehicle or Payoff Concession Vehicle.

“Net Investment Value” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Notice Requirements” means, for purposes of any Basic Document that incorporates this definition of “Notice Requirements,” the following conditions, terms and requirements:

(1)	Notices in Writing. All notices, requests, demands, consents, waivers or other communications to or from the parties to such document will be in writing.

(2)	Delivery of Notices. Notices, requests, demands, consents and other communications will be deemed to have been given and made:

Appendix A – page 20	Collateral Agency Agreement

(A)	upon delivery or, in the case of a letter mailed via registered first class mail, postage prepaid, 3 days after deposit in the mail;

(B)	in the case of a facsimile, when receipt is confirmed by telephone or by reply email or reply facsimile from the recipient;

(C)	in the case of an email, when receipt is confirmed by telephone or by reply email from the recipient; and

(D)	in the case of an electronic posting to a password-protected website, upon printed confirmation of the recipient’s access to such password-protected website, or when notification of such electronic posting is confirmed in accordance with clauses (2)(A) through (2)(C) of this definition.

(3)	Address for Notices. Unless otherwise specified in the applicable Basic Document, any such notice, request, demand, consent or other communication will be delivered or addressed to the intended party at the address or facsimile number set forth from time to time on Schedule I or Schedule II, as the case may be, to the Intercreditor Agreement.

(4)	When Notice Giver and Recipient are the Same Person. Notwithstanding the foregoing part of this definition, in the case of any requirement under the applicable Basic Document to provide notice, where both the party required to deliver such notice and the party entitled to receive such notice are the same Person (whether acting in the same or in different capacities), such notice shall be deemed to have been delivered immediately, on the date that such requirement arises, without any action on the part of such Person.

“Obligation” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Obligor” means a Person that is obligated to make payments with respect to a Receivable.

“Officer’s Certificate” means, subject to the terms of any applicable Exchange Note Supplement, with respect to the Closed-End Servicer, a certificate signed by any Authorized Officer of the Closed-End Servicer; and with respect to the Borrower, a certificate signed by any Authorized Officer of the Borrower and delivered to the Closed-End Administrative Agent, Warehouse Facility Lender, and, if so specified in the provision requiring delivery of such certificate, to each Borrower, if any.

“One-Month LIBOR” means, with respect to the last Business Day of each calendar week and for any Warehouse Facility:

(a) the rate per annum (carried out to the fifth decimal place) equal to the rate that appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX” for deposits in Dollars having a one-month maturity, determined as of approximately 11:00 a.m. (London time), or

(b) in the event that the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the applicable Warehouse Facility Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars having a one-month maturity, determined as of approximately 11:00 a.m. (London time), or

Appendix A – page 21	Collateral Agency Agreement

(c) in the event the rates referenced in the preceding subsections (a) or (b) are not available, the rate per annum determined by the applicable Warehouse Facility Agent as the rate of interest at which deposits in Dollars in same day funds and having a one-month maturity would be offered by its London Branch (the "Eurodollar Office") to major banks in the offshore interbank market at their request at approximately 11:00 a.m. (London time).

“Open-End Collateral Specification Notice” means the Specification Notice, dated as of July 16, 2008, and establishing the Open-End Collateral Specified Interest.

“Open-End Collateral Specified Interest” means the Specified Interest designated as the “Open-End Collateral Specified Interest” pursuant to the Open-End Collateral Specification Notice.

“Opinion of Counsel” means a written opinion of counsel who may be an employee of or counsel to the Borrower or an Affiliate of the Borrower and, in the case of an opinion of counsel to be delivered to the Closed-End Administrative Agent (i) is delivered by counsel reasonably acceptable to the Closed-End Administrative Agent and (ii) is addressed to the Closed-End Administrative Agent. “Opinions of Counsel” has a meaning correlative to the foregoing.

“Other Proceeds” means moneys arising from the sale, exchange, lease, collection or other disposition of lease contracts and related leased vehicles or other receivables (other than the Closed-End Leases and Closed-End Vehicles) as to which the Closed-End Servicer is acting as servicer.

“Outstanding” means, with respect to the Closed-End Exchange Notes, as of any date, all Closed-End Exchange Notes authenticated and delivered under any Exchange Note Supplement on or before such date except:

(i)            Closed-End Exchange Notes that have been cancelled by the Borrower or delivered to the Closed-End Administrative Agent for cancellation;

(ii)            Closed-End Exchange Notes or portions of Closed-End Exchange Notes to the extent and amount necessary to pay all or such portion of such Closed-End Exchange Notes has been deposited with the Closed-End Administrative Agent in trust for the Exchange Noteholders of such Closed-End Exchange Notes on or before such date, provided that if such Closed-End Exchange Notes are to be redeemed, notice of such redemption has been duly given pursuant to any Exchange Note Supplement or provision for such notice has been made, satisfactory to the Closed-End Administrative Agent; and

(iii)            Closed-End Exchange Notes in exchange for or in lieu of which other Closed-End Exchange Notes have been authenticated and delivered pursuant to an Exchange Note Supplement unless proof satisfactory to the Closed-End Administrative Agent is presented that a bona fide purchaser holds any such Closed-End Exchange Notes;

provided that in determining (A) whether the Exchange Noteholders of Closed-End Exchange Notes evidencing the requisite Exchange Note Balance have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Closed-End Exchange Notes owned by the Borrower, the Closed-End Servicer and any of their Affiliates will be disregarded and deemed not to be Outstanding and (B) whether the Closed-End Administrative Agent is protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Closed-End Exchange Notes that an Authorized Officer of the Closed-End Administrative Agent knows to be so owned will be disregarded and deemed not to be Outstanding. Closed-End Exchange Notes owned by the Borrower, the Closed-End Servicer or any of their Affiliates that have been pledged in good faith may be regarded as

Appendix A – page 22	Collateral Agency Agreement

Outstanding if the pledgee establishes to the satisfaction of the Closed-End Administrative Agent the pledgee’s right to act with respect to such Closed-End Exchange Notes and that the pledgee is not the Borrower, the Closed-End Servicer or any of their Affiliates.

“Outstanding Principal Balance” has, with respect to any Warehouse Facility, the meaning set forth in the related Receivables Financing Agreement.

“Payment Ahead” means any payment of one or more Scheduled Payments (not constituting a Prepayment) remitted by an Obligor with respect to a Closed-End Lease in excess of the Scheduled Payment due with respect to such Closed-End Lease, which sums the Obligor has instructed the Closed-End Servicer to apply to Scheduled Payments due in one or more immediately subsequent calendar months. “Payments Ahead” has a meaning correlative to the foregoing.

“Payment Date” means the 10th day of each calendar month, or, if any such day is not a Business Day, the immediately succeeding Business Day.

“Payment Information” means, with respect to any Closed-End Collected Amount, the following information with respect to such Closed-End Collected Amount or the related Closed-End Lease or Closed-End Vehicle, as the case may be:

(1)	the amount of such Closed-End Collected Amount;

(2)	the Lease Number of the related Closed-End Lease;

(3)	the nature of such Closed-End Collected Amount;

(4)	the Receipt Date; and

(5)	the Asset Pool in which such Closed-End Lease and Closed-End Vehicle are included.

“Payoff Concession Vehicle” means any Closed-End Vehicle that the Closed-End Servicer has permitted the Obligor under the related Closed-End Lease to purchase for an amount less than the Booked Residual Value of such Closed-End Vehicle.

“Percentage” means, as to any Warehouse Facility Lender or Exchange Noteholder:

Where:

PParty	=	The aggregate outstanding principal amount of the Advances, or the aggregate Exchange Note Balance of the Closed-End Exchange Notes, as the case may be, under which such Secured Party is entitled to payment
CParty	=	The aggregate amount of the unused Commitments (in the case of a Warehouse Facility Lender)
PAll		The sum of (i) aggregate outstanding principal amount of all outstanding Advances plus (ii) the aggregate Exchange Note Balance of all Exchange Notes
CAll		The aggregate amount of the unused Commitments of all

Appendix A – page 23	Collateral Agency Agreement

Warehouse Facility Lenders

“Performance Guarantor” means JM Family Enterprises, Inc.

“Performance Guaranty” means the Performance Guaranty, dated as of December 15, 2009, made by the Performance Guarantor in favor of the Deal Agent for the benefit of the Warehouse Facility Secured Parties.

“Permitted Investments” means, with respect to any Securities Account or any amounts on deposit therein, any one or more of the following instruments, obligations or securities:

(i)	Treasury and Agency Debt. (A) Direct obligations of, and obligations fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States (other than the Government National Mortgage Association) and (B) the direct obligations of, or obligations fully guaranteed by, the Federal National Mortgage Association or any State.

(ii)	Bank Obligations. Certificates of deposit (and time deposits represented by such certificates of deposit) of, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company (including the Titling Trustee or any Affiliate thereof) incorporated under the laws of the United States or any state and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either the short-term, unsecured debt obligations of such depository institution or trust company have the highest available credit ratings from any two national rating agencies or the Titling Trustee shall have received a letter from any such rating agencies that then rate any Trust-Related Obligation to the effect that such investment would not result in the qualification, downgrading or withdrawal of any rating then assigned to such Trust-Related Obligation.

(iii)	Repos. Repurchase obligations with respect to (A) any security described in clause (i) of this definition, or (B) any other security issued or guaranteed by any agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (including the Titling Trustee or any Affiliate thereof) acting as principal, whose obligations having the same maturity as that of the repurchase agreement would be Permitted Investments under clause (ii) of this definition; provided, however, that, repurchase obligations entered into with any particular depository institution or trust company (including the Titling Trustee or any Affiliate thereof) will not be Permitted Investments to the extent that the aggregate principal amount of such repurchase obligations with such depository institution or trust company held as part of the Titling Trust Assets shall exceed 10% of all Permitted Investments held as part of the Titling Trust Assets.

(iv)	Commercial Paper. Securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State so long as at the time of such investment or contractual commitment providing for such investment either the long-term, unsecured debt of such corporation has the highest available ratings from any two national rating agencies or the Titling Trustee shall have received a letter from any such rating agency that then rates any Trust-Related Obligation to the effect that such investment would not result in the qualification, downgrading or withdrawal of the rating

Appendix A – page 24	Collateral Agency Agreement

then assigned to such Trust-Related Obligation, or commercial paper or other short-term debt rated by any national rating agency in one of its two highest rating categories.

(v)	Short-Term Institutional Investments. Amounts in “sweep accounts,” short-term asset management accounts, funds classified as money market funds and the like utilized for the commingled investment, on an overnight basis, of residual balances in investment accounts maintained at the institution at which the applicable Securities Account is maintained and any Affiliate thereof.

“Permitted Lien” means, with respect to any Closed-End Lease or Closed-End Vehicle, any tax lien, mechanics’ lien or lien that attaches to a Closed-End Lease or Closed-End Vehicle by operation of law and arises solely as a result of an action or omission of the related Closed-End Obligor.

“Permitted Variance” means, with respect to (A) weighted average FICO Score, 0.50%: (B) weighted average original term to maturity, 5.0%; (C) weighted average remaining term to maturity, 5.0%; (D) geographic concentration, 3.0%; and (E) vehicle model concentration, 5.0%.

“Person” means a natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, joint stock company, trust, incorporated organization, government or any agency or political subdivision thereof.

“Plan” means a Benefit Plan Investor that is subject to Title I of ERISA, Section 4975 of the Code or substantially similar federal, state or local law.

“Posted” means a condition that will be true as of any date of determination and with respect to any Closed-End Collected Amount if either (A) such Closed-End Collected Amount was accompanied by all related Payment Information or (B) such Payment Information otherwise has been received on or prior to such date of determination.

“Posted Date” means, as used with respect to any Closed-End Collections or any Closed-End Collected Amount, the date on which such amount was Posted.

“Prepayment” means payment to the Closed-End Servicer of 100% of the Outstanding Principal Balance of a Closed-End Lease (exclusive of any Closed-End Lease referred to in the definition of the term “Charged-off Lease”), including any related payment of interest.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Pro Rata Share” means, with respect to any Warehouse Facility Lender, a fraction, of which (1) the numerator is equal to the aggregate outstanding principal amount of the Advances made by such Warehouse Facility Lender and (2) the denominator is equal to sum of the Aggregate Loan Amount plus the Aggregate Wind-Down Loan Amount.

“QI Administrator” means Bank One Exchange Corporation, as QI Administrator under the Master Exchange Agreement.

“Qualified Institution” means any bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that is subject to supervision and examination by federal or State banking or depository institution authorities and which bank or depository institution (i) has a short-term deposit

Appendix A – page 25	Collateral Agency Agreement

rating of “Prime-1” by Moody’s and “A-1” by Standard & Poor’s, (ii) if such bank or depository institution holds any relevant account other than as segregated trust accounts and the deposits are to be held in such accounts more than 30 days, has a long-term unsecured debt rating or Borrower rating of not less than “AA-” by Standard & Poor’s and (iii) in the case of any such institution organized under the laws of the United States, whose deposits are insured by the Federal Deposit Insurance Corporation.

“Qualified Intermediary” means WOFC QI Exchange LLC, as Qualified Intermediary under the Master Exchange Agreement.

“Qualified Trust Institution” means the corporate trust department of U.S. Bank or any bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that is subject to supervision and examination by federal or State banking or depository institution authorities and which bank or depository institution (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than $1,000,000,000 in assets in its fiduciary capacity and (iii) has a long-term deposit rating of not less than “Baa3” from Moody’s.

“Qualifying Hedge Contract” means any Qualifying Swap Contract and any interest rate cap agreement, swaption or option (or other hedge agreement approved in writing by each Warehouse Facility Agent) entered into by the Borrower to hedge its interest rate risk with respect to the Advances under the Warehouse Facilities that satisfies each of the following conditions:

(a)            the counterparty thereunder is rated at least “A-,” “A3” or the equivalent by each of S&P and Moody’s;

(b)           all of the Borrower’s right, title and interest under such agreement has been pledged by the Borrower to the Closed-End Collateral Agent under the Security Agreement, for the benefit of the Secured Parties, the counterparty thereunder has consented to such pledge and has agreed to make all payments thereunder to the Closed-End Administrative Agent, on behalf of the Warehouse Facility Secured Parties, upon receipt of notice from the Closed-End Collateral Agent that a Warehouse Facility Termination Event has occurred under any Warehouse Facility, and the Closed-End Collateral Agent, on behalf of the Secured Parties, shall have the right to cure any defaults by the Borrower under such agreement;

(c)            the master agreement governing such agreement contains the provisions set forth on Schedule I attached hereto, and copies of each such agreement entered into with each counterparty and each confirmation issued thereunder shall have been delivered to the Closed-End Collateral Agent to be held by the Closed-End Collateral Agent on behalf of each Warehouse Facility Agent; and

(d)            unless each Warehouse Facility Agent shall have otherwise agreed in writing, the Borrower shall not have any payment obligations thereunder other than a single upfront payment obligation, which upfront payment obligation shall be required to have been performed in full before such cap agreement, swaption or option (or other agreement) shall qualify as a Qualifying Hedge Contract.

“Qualifying Swap Contract” means any interest rate swap agreement approved by each Warehouse Facility Agent.

“Rating Agencies” means, with respect to any Warehouse Facility Lender, at any time, the rating agencies that have been requested to rate, and in fact are rating, the Commercial Paper Notes of such Warehouse Facility Lender. “Rating Agency” means any one of the foregoing.

Appendix A – page 26	Collateral Agency Agreement

“Receipt Date” means, as used with respect to any Closed-End Collections or any Closed-End Collected Amount, the date on which such amount was Received.

“Receivable” means any right to payment from a Person arising under a Closed-End Lease, and includes without limitation the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

“Receivables Financing Agreement” means any one of, and “Receivables Financing Agreements” means all of, the following:

(i)	the Bank of America Receivables Financing Agreement; and

(ii)	any receivables financing agreements or similar documents entered into from time to time after the Closing Date in connection with any Additional Warehouse Facilities pursuant to Section 2.1(b) of the Collateral Agency Agreement (each of such receivables financing agreements to be in substantially the form of the Receivables Financing Agreements relating to the Current Warehouse Facilities).

“Received” or “Receipt” means a condition that exists with respect to any Closed-End Collected Amount when such amount has been actually received by the Closed-End Servicer either (1) through any lock box or similar mechanism used for the collection of regular periodic payments on leases and/or receivables owned or serviced by it or (2) directly at any of its servicing offices.

“Reference Pool Servicing Fee” has, with respect to any Reference Pool, the meaning specified in the related Servicing Supplement.

“Registered Pledgee” has the meaning specified in the Titling Trust Agreement.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System.

“Regulatory Change” means, relative to any Affected Party:

(a)	any change in (or the adoption, implementation, change in the phase-in or commencement of effectiveness of) any:

(i)	United States Federal or state law or foreign law applicable to such Affected Party,

(ii)	regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party, or

(iii)	GAAP or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clauses (a)(i) or (a)(ii) of this definition;

Appendix A – page 27	Collateral Agency Agreement

(b)	any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clauses (a)(i), (a)(ii) or (a)(iii) above; or

(c)	the issuance, publication or release of any regulation, interpretation, directive, requirement or request of a type described in clause (a)(ii) above to the effect that the obligations of any Liquidity Bank under a Liquidity Agreement are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Liquidity Bank or any related Affected Party.

“Released Intermediary Funds” means all funds available for deposit in the Lease Funding Account pursuant to Section 4.15 of the Master Exchange Agreement. Upon the deposit of any Released Intermediary Funds into the Lease Funding Account, such funds shall be deemed to be a capital contribution by ALF LLC to the Titling Trust with respect to the Closed-End Collateral Specified Interest.

“Relevant Entities” mean each of World Omni, as the initial Closed-End Servicer, the Performance Guarantor, ALF LLC, and the Borrower. Each of the foregoing is referred to as a “Relevant Entity.”

“Relinquished Vehicle” has the meaning specified in the Master Exchange Agreement; provided, however, that, “Relinquished Vehicle” shall include only a Closed-End Vehicle that was allocated to the Closed-End Collateral Specified Interest at the time of the disposition thereof.

“Relinquished Vehicle Proceeds” means, with respect to any Relinquished Vehicle as to which the assignment of rights under the related Disposition Contract to the Qualified Intermediary under the Master Exchange Agreement has not been revoked, without duplication:

(1)            all Liquidation Proceeds with respect to any such Relinquished Vehicle allocated to the Closed-End Collateral Specified Interest;

(2)            all other proceeds of the sale or disposition of such Relinquished Vehicle (including all proceeds of any Insurance Policies); and

(3)            all subvention payments with respect to such Relinquished Vehicle.

“Replacement Vehicle” has the meaning specified in the Master Exchange Agreement.

“Replacement Vehicle Purchase Price” has the meaning specified in the Master Exchange Agreement.

“Required Lease Funding Account Balance” means, as of any date, an amount equal to the sum of (a) the product of (i) 1.5 multiplied by (ii) all amounts payable on the immediately preceding Payment Date pursuant to clauses SECOND, THIRD and SIXTH of Section 10.2 or clauses FOURTH, FIFTH and SEVENTH of Section 10.3(a), as applicable, multiplied by (iii) a fraction, of which (x) the numerator is equal to the current Aggregate Loan Amount and (y) the denominator is equal to the Aggregate Loan Amount as of the last day of the immediately preceding calendar month plus (b) all indemnity obligations of WOLT in respect of all Revolving Warehouse Facilities (including all amounts payable as increased costs or funding losses pursuant to any such Revolving Warehouse Facility).

Appendix A – page 28	Collateral Agency Agreement

“Required Remittance Date” means for any Closed-End Collected Amount, the date determined as follows:

If such Collected Amount is—	Then the Required Remittance Date will be—
accompanied by all Payment Information upon Receipt	the second Business Day following the Receipt Date
not accompanied by all Payment Information and not constituting Released Intermediary Funds	the second Business Day following the Posted Date
Released Intermediary Funds	the second Business Day following the Receipt Date

“Required Secured Parties” means, at any time:

(i)	with respect to any action, determination or other matter that relates solely to the Warehouse Facility Secured Parties, the Warehouse Facilities or the Warehouse Facility Pool, (A) so long as any Advances remain outstanding, the Required Warehouse Lenders and (B) thereafter, the Warehouse Facility Secured Parties holding unpaid Secured Obligations with respect to the Warehouse Facility Pool that aggregate more than 50% of all Secured Obligations owed to the Warehouse Facility Secured Parties at such time;

(ii)	with respect to any action, determination or other matter that relates solely to a single Closed-End Exchange Note or the related Reference Pool, (A) prior to the payment in full of the Closed-End Exchange Note, the related Exchange Noteholder, and (B) thereafter, the Closed-End EN Secured Parties with respect to such Reference Pool holding Secured Obligations that aggregate more than 50% of all Secured Obligations owed to all related Closed-End EN Secured Parties at such time; and

(iii)	with respect to any other action, determination or other matter, (A) so long as any Advance or Closed-End Exchange Note remains outstanding, the Warehouse Facility Lenders and Exchange Noteholders having Percentages that aggregate more than 50% and (B) thereafter, Secured Parties holding unpaid Secured Obligations that aggregate more than 50% of all Secured Obligations owed to the Secured Parties at such time.

“Required Warehouse Lenders” means, at any time, any Warehouse Facility Lender or Warehouse Facility Lenders holding Warehouse Facility Lender Percentages that aggregate more than 50%.

“Restricted Pool” has the meaning specified in the Master Exchange Agreement.

“Restricted Pool Condition” has the meaning specified in the Master Exchange Agreement.

“Return Date” means, with respect to any Returned Vehicle, the date on which such Closed-End Vehicle is returned to the Closed-End Servicer.

“Returned Vehicle” means any Closed-End Vehicle related to a Closed-End Lease, with respect to which all Scheduled Payments due thereunder have been made, and which Closed-End Vehicle

Appendix A – page 29	Collateral Agency Agreement

has been returned to the Closed-End Servicer on behalf of the Titling Trust. For the avoidance of doubt, no repossessed Closed-End Vehicle shall be considered a Returned Vehicle.

“Returned Vehicle Disposition” means (i) the disposition by the Closed-End Servicer of a Returned Vehicle or (ii) any purchase of a Payoff Concession Vehicle by the Obligor under the related Closed-End Lease.

“Revolving Lender” means any one of, and “Revolving Lenders” means all of, the Warehouse Facility Lenders relating to any Revolving Warehouse Facility.

“Revolving Pool” means all Closed-End Leases, Closed-End Vehicles and other Titling Trust Assets allocated to the Warehouse Facility Pool that are not included in a Wind-Down Pool.

“Revolving Pool Asset” means a Closed-End Asset included in the Revolving Pool.

“Revolving Pool Collected Amounts” means all Closed-End Warehouse Collected Amounts with respect to the Closed-End Leases and Closed-End Vehicles included in the Revolving Pool.

“Revolving Pool Collections” means all Revolving Pool Collected Amounts that have been both (x) Received and (y) Posted, in each case as of the relevant date of determination.

“Revolving Pool Excess Funds” means, with respect to any Payment Date, the portion of Closed-End Warehouse Facility Excess Funds on deposit in the Company Account that relate to Revolving Pool Collections.

“Revolving Pool Share” means, on any date, a fractional share equal to the aggregate Outstanding Principal Balance of all Closed-End Leases included in the Revolving Pool on such date, divided by the aggregate Outstanding Principal Balance of all Closed-End Leases allocated to the Warehouse Facility Pool on such date.

“Revolving Warehouse Facility” means one of, and “Revolving Warehouse Facilities” means all of, the Warehouse Facilities with respect to which no Wind-Down Pool has been created.

“Revolving Warehouse Facility Agent” means a financial institution that is identified as the “Agent”, “Administrative Agent”, or “Warehouse Facility Agent” of a Warehouse Facility Lender under the Receivables Financing Agreement with respect to any Revolving Warehouse Facility.

“Revolving Warehouse Facility Secured Party” means the Deal Agent, the Revolving Lenders, the Revolving Warehouse Facility Agents and each of the other Secured Parties as to which the applicable Secured Obligations arise under the Revolving Warehouse Facilities, and “Revolving Warehouse Facility Secured Parties” has a meaning correlative to the foregoing.

“RV Adjustment Funds” means any payments received by the Closed-End Servicer from any Person made in order to subsidize or otherwise fund any unpaid modification to the dollar value acceptable by the Closed-End Servicer as the Booked Residual Value of any Closed-End Vehicle.

“Scheduled Commitment Termination Date” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

Appendix A – page 30	Collateral Agency Agreement

“Scheduled Payment” means, with respect to any Closed-End Lease, the payments made or required to be made under such Closed-End Lease, as the case may be; excluding, however, any portion of such payment that represents late payment charges and payments in respect of taxes, licenses or similar items.

“Schedule of Leases and Vehicles” means the list of Titling Trust Leases and related Titling Trust Vehicles, on microfiche, microfilm or hard paper copy, that are included as Titling Trust Assets allocated to the Closed-End Collateral Specified Interest, as such list may be revised and supplemented from time to time pursuant to Section 4.4 of the Closed-End Servicing Agreement, and which shall set forth the following information with respect to each such Titling Trust Lease in separate columns or data fields:

1.              Lease Number

2.              Date of Origination

3.              Maturity Date

4.              Monthly Lease Payment

5.              Original Principal Balance

6.              Outstanding Principal Balance as of the last day of the immediately preceding calendar month

7.              Booked Residual Value

8.              Portfolio

9.              Vehicle Identification Number

10.            Model Year

11.            Make

12.            Model

“Secured Parties” means the Deal Agent, the Warehouse Facility Lenders, the Warehouse Facility Agents, the Exchange Noteholders and each of the other Persons to whom Secured Obligations are owed. Each of the foregoing is a “Secured Party.”

“Security Deposit” means, with respect to any Closed-End Lease, the refundable security deposit specified in such Closed-End Lease.

“Securities Act” means the Securities Act of 1933.

“Security Agreement” means the Third Amended and Restated Pledge and Security Agreement, dated as of July 16, 2008, between the Borrower, as grantor, the Closed-End Collateral Agent, as secured party, and the Security Agreement Consenting Parties from time to time party to such agreement, as amended, supplemented or otherwise modified from time to time.

“Series” has the meaning specified in the Titling Trust Agreement.

“Servicer Event of Default” means a Facility Servicer Event of Default, a Warehouse Facility Servicer Default or an Exchange Note Servicer Default, as the context requires.

“Servicing Fee” means, with respect to any Closed-End EN Collection Period, the sum of the Warehouse Facility Pool Servicing Fee and the Reference Pool Servicing Fees, if any.

“Servicing Fee Rate” means 1%.

“Specification Notice” has the meaning specified in the Titling Trust Agreement.

Appendix A – page 31	Collateral Agency Agreement

“Specified Assets” has the meaning specified in the Titling Trust Agreement.

“Specified Interest” has the meaning specified in the Titling Trust Agreement.

“Specified Asset Titling Trust Administrator Fee” has the meaning specified in the Titling Trust Agreement.

“Specified Parameters” means, on any date of determination, each of the following as of such date:

(A) weighted average FICO Score;

(B) weighted average original term to maturity of the Closed-End Leases;

(C) weighted average remaining term to maturity of the Closed-End Leases;

(D) the geographic concentration of the Closed-End Leases, represented by a fraction, expressed as a percentage, (i) the numerator of which is equal to the aggregate Outstanding Principal Balance of Eligible Leases originated in the four (4) states with the highest Outstanding Principal Balances of Eligible Lease originations and (ii) the denominator of which is equal to the aggregate Outstanding Principal Balance of all Closed-End Leases included in the Warehouse Facility Pool or Wind-Down Pool, as applicable; and

(E) the vehicle model concentration of the Closed-End Leases, represented by a fraction, expressed as a percentage, (i) the numerator of which is equal to the aggregate Outstanding Principal Balance of Eligible Leases relating to Closed-End Vehicles representing the five (5) vehicle models with the highest Outstanding Principal Balances of related Eligible Leases and (ii) the denominator of which is equal to the aggregate Outstanding Principal Balance of all Closed-End Leases included in the Warehouse Facility Pool or Wind-Down Pool, as applicable.

“Standard & Poor’s” and “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business; provided, however, that, references in the Basic Documents to “Standard & Poor’s” or “S&P” shall be disregarded if and when it ceases to rate the Commercial Paper Notes of all Warehouse Facility Lenders.

“Stated Maturity Date” means, with respect to the Receivables Financing Agreements, six (6) years after the Scheduled Commitment Termination Date under such Receivables Financing Agreements, as such date is extended as provided therein.

“State” means any state or Commonwealth of the United States or the District of Columbia.

“Subordinated Interest” means, with respect to any Warehouse Facility Lender and any Payment Date, the positive difference, if any, between (i) the amount of interest accrued on all Advances of such Warehouse Facility Lender (or a portion thereof) funded or maintained other than by the issuance of Commercial Paper Notes during the related Interest Period and (ii) the amount of interest that would have accrued on such Advances (or a portion thereof) during such Interest Period at an interest rate per annum equal to the Eurodollar Rate (Reserve Adjusted) for such Interest Period, plus 1.00%.

“Subsidiary” means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more

Appendix A – page 32	Collateral Agency Agreement

than 50% of the ordinary voting power for the election of directors. “Subsidiaries” has a meaning correlative to the foregoing.

“Tangible Net Worth” means, with respect to any Person, the net worth of such Person calculated in accordance with GAAP after subtracting therefrom the aggregate amount of such Person’s intangible assets (other than, with respect to the Borrower, the Collateral), including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights and service marks.

“Titling Trust” means World Omni LT, a Delaware statutory trust.

“Titling Trust Administrator” means World Omni, as Titling Trust Administrator under the Titling Trust Agreement.

“Titling Trust Administrator Fee” means, with respect to the Titling Trust and any Specified Interest, the Specified Asset Titling Trust Administrator Fee with respect to such Specified Interest.

“Titling Trust Agreement” means the Second Amended and Restated Trust Agreement, dated and effective as of July 16, 2008, by and among ALF LLC, as Initial Beneficiary, World Omni, as Titling Trust Administrator, VT Inc., as Titling Trustee, and U.S. Bank Trust, as Delaware Trustee, and U.S. Bank, as Initial Titling Trustee Agent.

“Titling Trust Assets” has the meaning specified in the Titling Trust Agreement.

“Titling Trust Debt” has the meaning specified in the Titling Trust Agreement.

“Titling Trust Lease” has the meaning specified in the Titling Trust Agreement.

“Titling Trust Vehicle” has the meaning specified in the Titling Trust Agreement.

“Titling Trustee” means VT Inc., as Titling Trustee under the Titling Trust Agreement.

“Titling Trustee Agent” has the meaning specified in the Titling Trust Agreement.

“Titling Trustee Fee” means the fee payable to the Titling Trustee for the performance of its obligations under the Titling Trust Agreement and the other Basic Documents, as agreed upon from time to time by the Initial Beneficiary and the Titling Trustee.

“Treasury Regulations” means the regulations promulgated by the U.S. Department of Treasury pursuant to the Code.

“Trustee” has the meaning specified in the Titling Trust Agreement.

“Trust-Related Obligations” has the meaning specified in the Titling Trust Agreement.

“Turn-in Ratio” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“UCC” means the Uniform Commercial Code as in effect in any relevant jurisdiction.

“Undertaking” has the meaning specified in the Titling Trust Agreement.

Appendix A – page 33	Collateral Agency Agreement

“Unmatured Warehouse Facility Termination Event” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Warehouse Facility Termination Event.

“Unpaid Titling Trust Debt” means, as the context may require:

(1)	any Closed-End Exchange Note as to which there has occurred and is continuing an Exchange Note Default (A) of the type described in either (x) Section 8.7(a)(i) (Failure to Pay Principal) of the Collateral Agency Agreement, (y) Section 8.7(a)(ii) (Failure to Pay Interest) of the Collateral Agency Agreement has occurred and is continuing or (B) of any other type designated as a “Payment Default” for purposes of this definition under the related Exchange Note Supplement;

(2)	any Warehouse Facility as to which a Warehouse Facility Termination Event is continuing as a result of a failure to pay interest on, principal of, or any fees or other amounts with respect to, the obligations of the Titling Trust outstanding under such Warehouse Facility, as set forth in subclause (i) or (ii) of clause (a) (Payment Default; Failure to Deliver Reports) of the definition of “Warehouse Facility Termination Event”; and/or

(3)	Any other Secured Obligation that remains unpaid after its due date (after giving effect to any applicable grace period).

“U.S. Bank” means U.S. Bank National Association, a national banking association.

“U.S. Bank Trust” means U.S. Bank Trust National Association, a national banking association.

“VT Inc.” means VT Inc., an Alabama corporation.

“Warehouse Facility” means any one of, and “Warehouse Facilities” means all of, the revolving credit facilities provided pursuant to the Receivables Financing Agreements.

“Warehouse Facility Agent” means a financial institution that is identified as the “Agent”, “Administrative Agent”, or “Warehouse Facility Agent” of a Warehouse Facility Lender under the Receivables Financing Agreement with respect to any Warehouse Facility.

“Warehouse Facility Allocation Percentage” means, as of any date of determination, a fraction, expressed as a percentage (i) the numerator of which is equal to the total amount of Unpaid Titling Trust Debt with respect to the Warehouse Facility Pool as of such date of determination and (ii) the denominator of which is equal to the aggregate amount of Unpaid Titling Trust Debt with respect to the Warehouse Facility Pool and all Reference Pools, taken as a whole.

“Warehouse Facility Lender” means any one of, and “Warehouse Facility Lenders” means all of, the commercial paper vehicles and financial institutions, as lenders, party to the Receivables Financing Agreements as are or may be entered into from time to time.

“Warehouse Facility Lender Percentage” means, as to any Warehouse Facility Lender:

Appendix A – page 34	Collateral Agency Agreement

Where:

PParty                    =                      The aggregate principal amount of the outstanding Advances of such Warehouse Facility Lender

CParty                   =                      The aggregate amount of the unfunded Commitments of such Warehouse Facility Lender

PAll                 =                      The Aggregate Loan Amount + the Aggregate Wind-Down Loan Amount

CAll                         =                      The aggregate amount of the unfunded Commitments of all Warehouse Facility Lenders

“Warehouse Facility Note” has, with respect to any Warehouse Facility, the meaning specified in the related Receivables Financing Agreement.

“Warehouse Facility Pool” means the Closed-End Leases, Closed-End Vehicles and other Titling Trust Assets that have been allocated to the Closed-End Collateral Specified Interest in accordance with the Titling Trust Agreement and the Closed-End Collateral Specification Notice (regardless of whether such have been further allocated to the Wind-Down Pool) and that have not been allocated to any Reference Pool in accordance with the Collateral Agency Agreement (unless such Titling Trust Assets have been subsequently reallocated to the Warehouse Facility Pool in accordance with the Collateral Agency Agreement). For the avoidance of doubt, no Titling Trust Assets allocated to the Open-End Collateral Specified Interest shall be included in the Warehouse Facility Pool.

“Warehouse Facility Servicer Default” has the meaning specified in Section 8.2(a) of the Closed-End Servicing Agreement.

“Warehouse Facility Pool Servicing Fee” means a fee payable by the Titling Trust to the Closed-End Servicer on each Payment Date in an amount equal to the sum of:

(i)	the product of:

(A)	one-twelfth; multiplied by

(B)	the Servicing Fee Rate; multiplied by

(C)	the aggregate Lease Balance of the Closed-End Leases (excluding Closed-End Leases that have been allocated to a Reference Pool) determined as of the last day of the calendar month immediately preceding the calendar month during which such fee becomes due; plus

(ii)	any late fees and other administration fees or similar charges paid by any Closed-End Obligor pursuant to a Closed-End Lease during the calendar month immediately preceding the calendar month during which such fee becomes due.

“Warehouse Facility Secured Party” means the Deal Agent, the Warehouse Facility Lenders, the Warehouse Facility Agents and each of the other Secured Parties as to which the applicable

Appendix A – page 35	Collateral Agency Agreement

Secured Obligations arise under the Warehouse Facilities, and “Warehouse Facility Secured Parties” has a meaning correlative to the foregoing.

“Warehouse Facility Termination Event” has the meaning set forth in the related Receivables Financing Agreement.

“Wind-Down Borrowing Base” means with respect to any Wind-Down Warehouse Facility, the amount that would be yielded on the related Wind-Down Date if the “Borrowing Base” as defined in the related Receivables Financing Agreement were calculated with reference solely to (A) the related Wind-Down Pool Assets, in the case of the terms “Excess Spread Value”, “Total Reserve Lease Principal Balance” and “Total Reserves” used in the definition of “Borrowing Base”, (B) the applicable Wind-Down Lender’s pro rata share (based on the aggregate principal amount of all Advances under the Warehouse Facilities) of the amounts described in clause (iii) of the definition of “Borrowing Base”, (C) if the calculation of Borrowing Base relies on clause (a) of the definition of the term “Eligible Returned Vehicle Amount”, the applicable Wind-Down Lender’s pro rata share (based on the aggregate principal amount of all Advances under the Warehouse Facilities) of the amount described in such clause (a) prior to the creation of such Wind-Down Pool, and (D) if the calculation of Borrowing Base relies on clause (b) of the definition of the term “Eligible Returned Vehicle Amount”, the related Wind-Down Pool Assets.

“Wind-Down Date” means with respect to any Warehouse Facility, the date specified as such in the related Receivables Financing Agreement.

“Wind-Down Event” has the meaning set forth in the related Receivables Financing Agreement.

“Wind-Down Lender” means any one of, and “Wind-Down Lenders” means all of, the Warehouse Facility Lenders relating to any Wind-Down Warehouse Facility.

“Wind-Down Period” means, with respect to any Warehouse Facility, the period commencing upon the occurrence of a Wind-Down Event with respect to such Warehouse Facility and ending upon the earlier to occur of (i) the date on which indefeasible payment of all Secured Obligations payable to the related Warehouse Facility Secured Parties shall have been made in full and (ii) the date of delivery of a Default Notice (it being understood, for avoidance of doubt, that if the Wind-Down Period ends, pursuant to clause (ii) of this definition as a result of a delivery of a Default Notice, and such Default Notice is subsequently withdrawn, such withdrawal shall have the effect of reinstating the Wind-Down Period).

“Wind-Down Pool” means all Closed-End Leases, Closed-End Vehicles and other Titling Trust Assets that were allocated to the Wind-Down Pool on and as of any Wind-Down Date.

“Wind-Down Pool Asset” means, with respect to any Wind-Down Pool, a Closed-End Asset included in such Wind-Down Pool.

“Wind-Down Pool Collected Amounts” means, with respect to any Wind-Down Pool, all Closed-End Warehouse Collected Amounts with respect to the Closed-End Leases and Closed-End Vehicles included in such Wind-Down Pool.

“Wind-Down Pool Collections” means, with respect to any Wind-Down Pool, all Wind-Down Pool Collected Amounts related to such Wind-Down Pool that have been both (x) Received and (y) Posted, in each case as of the relevant date of determination.

Appendix A – page 36	Collateral Agency Agreement

“Wind-Down Pool Delay Period” means, with respect to any Warehouse Facility with respect to which a Wind-Down Event has occurred but for which a Wind-Down Pool was not created by the applicable Wind-Down Date, the period beginning on such Wind-Down Date and ending on the earlier to occur of (a) the date upon which the related Wind-Down Pool is created and (b) the date that is three (3) Business Days following such Wind-Down Date.

“Wind-Down Pool Share” means, with respect to any Wind-Down Pool on any date, a fractional share equal to the aggregate Outstanding Principal Balance of all Closed-End Leases included in such Wind-Down Pool on such date, divided by the aggregate Outstanding Principal Balance of all Closed-End Leases allocated to the Warehouse Facility Pool on such date.

“Wind-Down Warehouse Facility” means one of, and “Wind-Down Warehouse Facilities” means all of, the Warehouse Facilities with respect to which a Wind-Down Event has occurred and a Wind-Down Pool has been created.

“Wind-Down Warehouse Facility Agent” means, with respect to any Wind-Down Facility, a financial institution that is identified as the “Agent”, “Administrative Agent”, or “Warehouse Facility Agent” of a Warehouse Facility Lender under the Receivables Financing Agreement with respect to such Wind-Down Warehouse Facility.

“Wind-Down Warehouse Facility Secured Party” means, with respect to any Wind-Down Pool, the Deal Agent, the Wind-Down Lenders, the Wind-Down Warehouse Facility Agents and each of the other Secured Parties as to which the applicable Secured Obligations are paid principally from Wind-Down Pool Collected Amounts in respect of such Wind-Down Pool, and “Wind-Down Warehouse Facility Secured Parties” has a meaning correlative to the foregoing.

“World Omni” means World Omni Financial Corp., a Florida corporation.

“WOLT” means World Omni LT, a Delaware statutory trust.

Appendix A – page 37	Collateral Agency Agreement